UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 14, 2018

Dear Fellow NCR Stockholder:

We enter 2018 excited about the year ahead and confident in our strategy.

Last year was transformational for NCR.  While we experienced short-term headwinds in financial services, we fundamentally rebuilt the entire organizational model of the company to better enable us to offer an unmatched solutions portfolio in the three areas that are pivotal to doing business in the digital economy:  omni-channel software, channel transformation, and digital enablement.

The current operating environment plays to our strengths.  We are a global leader in developing and deploying omni-channel solutions that are responsive to the rapid and disruptive changes in consumer behavior.  We are delivering the innovations that our customers need, and we are well positioned to help customers navigate their digital transformations.

While success of the magnitude we aspire to is not going to be linear, we have come a long way already, and we are on the precipice of achieving many important medium-term goals that are laying the foundation for long-term growth.  I am more confident than ever about our vision and our strategy.  Today, NCR is close to a $2 billion software company, with almost $600 million in revenue coming from the cloud.

A few of our highlights from 2017 include:

•

Continued momentum in strategic areas.  Year over year we saw 6% growth in cloud revenue, net ACV growth of 46%, and significant Services gross margin expansion.  NCR continues to position itself as one of the world’s largest cloud companies facilitating omni-channel commerce and digital transformation, and our SaaS solutions are gaining traction.

•	Continued our business transformation. In 2017, we launched our “Mission One” Services initiative, a transformational program to enhance productivity and efficiency in NCR’s Services business.

•

Marked the 50th anniversary of the first ATM.  In connection with the ATM anniversary, we published a commemorative video about the ground-breaking technology and also had an op-ed published on the topic in The Wall Street Journal.  I delivered a speech to the ATM Industry Association, and received the association’s inaugural Lifetime Global Innovation Award.  We also announced the NCR SelfServTM 80 Series, a new family of ATM solutions designed to help financial institutions redefine the banking experience and change the way consumers interact with the ATM forever.

•

Received more industry analyst accolades for our solutions.  We were ranked first again in POS software by RBR, and we were positioned as a leader in IDC reports for both retail omni-channel commerce and mobile banking.

•	Reached agreements with two leading food-delivery platforms. DoorDash and Grubhub will integrate with NCR Aloha POS to manage orders.

•

Andrea Ledford named Chief Human Resources Officer of the Year – Sustainable Workforce.  This award, from HRO Today, speaks volumes about NCR’s commitment to driving talent initiatives and creating a culture that enables us to lead in a global marketplace.  Andrea and her team are literally redefining our culture so we are positioned for business success today and in the future.

•

Gave back through NCR Foundation.  The foundation funded STEM education, disability issues, and health support programs – in the United States and throughout the world.  The funding was part of our long-standing commitment to give back to the communities where our employees and customers live and work.

•

Opened a state-of-the-art research and development center in Hyderabad, India.  Spread across 140,000 square feet, the center will help extend NCR’s leadership in omni-channel solutions and also contribute to the creation of innovative products and platforms for channel transformation and digital enablement.

We also kicked off 2018 by opening a new state-of-the-art Global Headquarters Campus in Atlanta, Georgia, marking the start of an exciting new era in NCR’s history.  The campus is a physical representation of the goal to create one of the most dynamic tech companies in the world – in the Silicon Valley of the East – and a powerful reminder of our role as the omni-channel solutions leader.  Additionally, at the beginning of 2018 NCR was recognized as a Top 100 Global Technology Leader by Thomson Reuters.

In 2018, we will look to accelerate our transformation into a software-led solutions company.  We are working to further expand our leadership position in the omni-channel market, while continuing to focus on disruptive innovation, solution development, and market-leading Services delivery.  As this process moves forward, we expect to see a continued move toward the cloud, as well as the emergence of a portfolio of omni-channel decision support platform-enabled solutions, accessed via Smart Edge devices and supported with automated, predictive managed services.  We also expect to launch a suite of industry solutions, focused in areas such as data analytics/insights and branch, store, and restaurant transformation.

NCR is focused on helping our customers generate the next generation of productivity gains and consumer experience innovation.  Our goal is to enrich the world’s interactions.  We have cutting-edge technology in place, complemented by a determined workforce that’s devoted to serving our customers and continuing to innovate for the future.  We are well positioned to achieve our objectives this year – and for many years to come.

Bill Nuti

Chairman and CEO

NOTICE OF 2018 ANNUAL MEETING

AND PROXY STATEMENT

March 14, 2018

Dear Fellow NCR Stockholder:

I am pleased to invite you to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) for NCR Corporation, a Maryland corporation (“NCR” or the “Company”), that will be held on April 25, 2018, at 9:00 a.m. Eastern Time.  This year’s Annual Meeting will again be a virtual meeting of stockholders.  You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/NCR2018.  As in the past, prior to the Annual Meeting you will be able to authorize a proxy to vote your shares at www.proxyvote.com on the matters submitted for stockholder approval at the Annual Meeting, and we encourage you to do so.

The accompanying notice of the Annual Meeting and proxy statement tell you more about the agenda and procedures for the Annual Meeting.  They also describe how the Board of Directors of the Company operates and provide information about our director candidates, director and executive officer compensation and certain corporate governance matters.  I look forward to sharing more information with you about NCR at the Annual Meeting.

As in prior years, we are offering our stockholders the option to receive NCR’s proxy materials via the Internet.  We believe this option allows us to provide our stockholders with the information they need in an environmentally conscious form and at a reduced cost.

Your vote is important.  Whether or not you plan to virtually attend the Annual Meeting, I urge you to authorize a proxy to vote your shares as soon as possible.  You may authorize a proxy to vote your shares on the Internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail.  Your vote will ensure your representation at the Annual Meeting regardless of whether you attend via webcast on April 25, 2018.

Sincerely,

William R. Nuti

Chairman of the Board and

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF NCR CORPORATION

Time:

9:00 a.m. Eastern Time

Date:

Wednesday, April 25, 2018

Place:

Virtual Meeting via webcast at www.virtualshareholdermeeting.com/NCR2018

Purpose:

The holders of shares of common stock, par value $0.01 per share (the “common stock”), and shares of Series A Convertible Preferred Stock, liquidation preference $1,000 per share (the “Series A Convertible Preferred Stock”), of NCR Corporation, a Maryland corporation (“NCR” or the “Company”) will, voting together as a single class, be asked to:

•

Consider and vote upon the election of six directors identified in this proxy statement to hold office until the next annual meeting of stockholders following their election and until their respective successors are duly elected and qualify;

•	Consider and vote to approve, on an advisory basis, executive compensation (Say On Pay), as described in these proxy materials;

•

Consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;  and

•	Transact such other business as may properly come before the meeting and any postponement or adjournment of the meeting.

The holders of the Series A Convertible Preferred Stock will, voting as a separate class, be asked to:

•

Consider and vote upon the election of one director identified in this proxy statement to hold office until the next annual meeting of stockholders following his election and until his successor is duly elected and qualifies.

Other Important Information:

•	Record holders of NCR’s common stock and Series A Convertible Preferred Stock at the close of business on February 26, 2018 may vote at the meeting.

•

Your shares cannot be voted unless they are represented by proxy or in person by the record holder attending the meeting via webcast.  Even if you plan to attend the meeting via webcast, please authorize your proxy to vote your shares.

•

If you wish to attend the webcast at a location provided by the Company, the Company’s Maryland counsel, Venable LLP, will air the webcast at its offices located at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202.  Please note that no members of management or the Board of Directors will be in attendance at this location.  If you wish to attend the meeting webcast at Venable LLP’s office, please follow the directions for doing so set forth on the “2018 Annual Meeting of Stockholders Reservation Request Form” found at the end of this proxy statement.

By order of the Board of Directors,

Edward Gallagher

Senior Vice President, General Counsel and Secretary

March 14, 2018

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 25, 2018

This proxy statement and NCR’s 2017 Annual Report on Form 10-K are available at www.proxyvote.com.

NCR Corporation

864 Spring Street NW

Atlanta, Georgia 30308-1007

NCR CORPORATION

2018 ANNUAL MEETING PROXY STATEMENT

Proxy Statement – General Information

What is the purpose of these proxy materials?

We are making this proxy statement, notice of annual meeting and our 2017 annual report available to stockholders beginning on or about March 14, 2018 in connection with the solicitation by the Board of Directors (the “Board”) of NCR Corporation, a Maryland corporation (“NCR,” the “Company,” “we” or “us”), of proxies for the 2018 Annual Meeting of Stockholders, and any postponements or adjournments thereof (the “Annual Meeting”), to be held via a live webcast at 9:00 a.m. Eastern Time, on April 25, 2018, for the purposes set forth in these proxy materials.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting of stockholders.  If you are a record stockholder, a proxy for a record stockholder or a beneficial owner of either (i) NCR’s common stock, par value $0.01 per share (the “common stock”), or (ii) NCR’s Series A Convertible Preferred Stock, liquidation preference $1,000 per share (the “Series A Convertible Preferred Stock”), in either case with evidence of ownership, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/NCR2018.  The meeting will convene at 9:00 a.m. Eastern Time, on April 25, 2018.

If you wish to attend the webcast at a location provided by the Company, our Maryland counsel, Venable LLP, will air the webcast at its offices located at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202.  Please note that no members of management or the Board will be in attendance at this location.  If you wish to attend the Annual Meeting via webcast at Venable LLP’s office, please complete and return the Reservation Request Form found at the end of this proxy statement.

How do I access the proxy materials?

We are providing access to our proxy materials (including this proxy statement, notice of annual meeting and our 2017 annual report) over the Internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”).  Beginning on or about March 14, 2018, we will send Notices of Internet Availability of Proxy Materials (each, a “Notice”) by mail to stockholders entitled to notice of or vote at the Annual Meeting.  The Notice includes instructions on how to view the electronic proxy materials on the Internet, which will be available to all stockholders beginning on or about March 14, 2018.  The Notice also includes instructions on how to elect to receive future proxy materials by email.  If you choose to receive future proxy materials by email, next year you will receive an email with a link to the proxy materials and proxy voting site, and will continue to receive proxy materials in this manner until you terminate your election.  We encourage you to take advantage of the availability of our proxy materials on the Internet.

Will I receive a printed copy of the proxy materials?

You will not receive a printed copy of the proxy materials unless you specifically request one.  Each Notice includes instructions on how to request a printed copy of the proxy materials, including the applicable proxy card, or cards, for the Annual Meeting if you are a record holder, or the applicable voting instruction form, or forms, if you are a beneficial owner, at no cost to you.  In addition, by following the instructions on the Notice, you can elect to receive future proxy materials in printed form by mail.  If you choose to receive future proxy materials in printed form by mail, we will continue to send you printed materials pursuant to that election until you notify us otherwise.

What does it mean if I receive more than one Notice?

We are taking advantage of the householding rules adopted by the SEC that permit us to deliver only one Notice to stockholders who share an address, unless otherwise requested.  This allows us to reduce the expense of delivering duplicate Notices to our stockholders who may have more than one stock account or who share an address with another NCR stockholder.

If you have multiple NCR common stock record accounts or multiple Series A Convertible Preferred Stock record accounts and you have received only one Notice with respect to your common stock or Series A Convertible Preferred Stock, and/or if you share an address with a family member who is an NCR stockholder and you have received only one Notice:

•	you may write us at 864 Spring Street NW, Atlanta, Georgia 30308-1007, Attn: Investor Relations, or call us at 1-800-225-5627, to request separate copies of the proxy materials at no cost to you; and

•	if you do no longer wish to participate in the householding program, please call 1-866-540-7095 to “opt-out” or revoke your consent.

If you have multiple NCR common stock record accounts or multiple Series A Convertible Preferred Stock record accounts and you have received multiple copies of the Notice with respect to either your common stock or Series A Convertible Preferred Stock, and/or if you share an address with a family member who is an NCR stockholder and you have received multiple copies of the Notice, and you wish to participate in the householding program, please call 1 866-540-7095 to “opt-in”.

Please note that if you hold both common stock and Series A Convertible Preferred Stock, you can expect to receive a separate Notice for each class of stock.  These notices are separate, and will not be combined even if you have opted in or consented to householding.  See “What if I hold both common stock and Series A Convertible Preferred Stock” below.

What am I being asked to vote on?

The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, are being asked to consider and vote on the following items:

•	Election of six directors to hold office until the next annual meeting of stockholders following their election and until their respective successors are duly elected and qualify;

•	An advisory vote to approve executive compensation (Say on Pay), as described in these proxy materials; and

•	Ratification of the appointment of PricewaterhouseCoopers LLC (“PricewaterhouseCoopers”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

The holders of the Series A Convertible Preferred Stock, voting as a separate class, also will consider and vote on the election of one director to hold office until the next annual meeting of stockholders following his election and until his successor is duly elected and qualifies.

Why aren’t we being asked to vote on the election of all Directors?

At our 2016 annual meeting of stockholders (the “2016 Annual Meeting”), our stockholders approved a proposal to amend and restate NCR’s charter to eliminate the classification of our Board and instead provide for the annual election of directors.  In May 2016, following that approval, we filed Articles of Amendment and Restatement (the “Revised Charter”) with the State Department of

Assessments and Taxation of Maryland to implement the proposal.  So as not to abrogate, shorten or otherwise affect the then-existing terms of our directors, the Revised Charter provided for the phasing out of the classification of the Board over a three-year period beginning with the 2017 annual meeting of stockholders (the “2017 Annual Meeting”) by specifying that the successors to each of our Class A, B and C directors, once duly elected and qualified, would serve for terms ending at the next annual meeting of stockholders following their election and when their successors are duly elected and qualify.

As a result, at the Annual Meeting, stockholders are being asked to vote on nominees to replace:

•	two of our three Class A directors, whose terms expire at the Annual Meeting;

•	our three former Class C directors, who were elected at the 2017 Annual Meeting and whose terms expire at the Annual Meeting; and

•	two directors who were elected by our Board in October and November of 2017 and whose terms expire at the Annual Meeting.

Our two remaining Class B directors will continue to serve the remainder of their terms, which expire at the 2019 annual meeting of stockholders.

Why are the common stockholders being asked to vote on the election of only six Directors?

A total of seven director nominees will be voted upon at the Annual Meeting.  The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, are being asked to vote on six of the seven director nominees to hold office until the next annual meeting of stockholders following their election and until their respective successors are duly elected and qualify:  Richard L. Clemmer, Robert P.

DeRodes, Deborah A. Farrington, Kurt P. Kuehn, William R. Nuti and Matthew A. Thompson.

The holders of Series A Convertible Preferred Stock, voting separately, as a class, are entitled to elect the seventh director nominee.  Our outstanding shares of Series A Convertible Preferred Stock were originally issued to certain entities affiliated with The Blackstone Group L.P. (“Blackstone”) under an Investment Agreement dated November 11, 2015, and amended as of March 13, 2017 (the “Investment Agreement”).  The Investment Agreement and the terms of the Series A Convertible Preferred Stock provide that Blackstone is entitled, as long as it beneficially owns at least 50% of the common stock that it beneficially owned, on an as-converted basis, at the time of its initial investment, to separately designate two nominees for election as a director, whom the Board shall include in its nominees for election, and that only holders of the Series A Convertible Preferred Stock have the right to vote for either of these nominees.  The term of one of those nominees, Gregory R. Blank, expires at the Annual Meeting, and Blackstone has designated Mr. Blank as its “Purchaser Designee” (as such term is defined in our charter) to be nominated by the Board as a director to hold office until the next annual meeting of stockholders following his election and until his successor is duly elected and qualifies.  The holders of Series A Convertible Preferred Stock will vote separately, as a class, on the election of Mr. Blank at the Annual Meeting.  The term of the other Purchaser Designee, Chinh E. Chu, expires at the 2019 annual meeting of stockholders.

How does the Board recommend that I vote my shares?

The Board recommends a vote:

•	FOR the election of each of the six director nominees to be elected by holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class;

•	FOR the election of the director nominee to be elected exclusively by the holders of Series A Convertible Preferred Stock voting separately as a class;

•	FOR the advisory vote to approve executive compensation (Say On Pay), as described in these proxy materials; and

•	FOR ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Who is entitled to vote at the meeting?

Record holders of our common stock and/or Series A Convertible Preferred Stock at the close of business on the record date for the Annual Meeting, February 26, 2018 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.

How many votes do I have?

Each record holder of common stock will have one vote for each share of common stock held on the Record Date on each matter that is properly brought before the Annual Meeting and on which holders of common stock are entitled to vote.  There were 118,571,130 shares of common stock outstanding on the Record Date.

Each record holder of Series A Convertible Preferred Stock will have a number of votes equal to the largest number of whole shares of common stock into which such shares are convertible on the Record Date on each matter that is properly brought before the Annual Meeting and on which holders of Series A Convertible Preferred Stock are entitled to vote together with common stock as a single class.  In addition, each record holder of Series A Convertible Preferred Stock will have one vote for each share of Series A Convertible Preferred Stock on each matter that is properly brought before the

Annual Meeting and on which holders of Series A Convertible Preferred Stock are entitled to vote separately, as a class.  As of the Record Date, there were 821,805 shares of Series A Convertible Preferred Stock outstanding, which, as of such date were convertible into 27,390,760 shares of common stock.

Are there any requirements on how the holders of Series A Convertible Preferred Stock must vote?

Under the Investment Agreement, at the Annual Meeting Blackstone is required to vote its shares of Series A Convertible Preferred Stock in favor of each of the six director nominees who are also being voted on by holders of common stock, in favor of the Say On Pay proposal, and for ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as described in these proxy materials.  Blackstone is entitled to vote in its discretion on the other proposals described in this proxy statement, and the other holders of the Series A Convertible Preferred Stock are entitled to vote in their discretion on all matters described in this proxy statement.

How do I vote my shares?

Your vote is important.  Your shares can be voted at the Annual Meeting only if you are present (via attendance at the virtual meeting by webcast) or if your shares are represented by proxy.  Even if you plan to attend the Annual Meeting webcast, we urge you to authorize a proxy to vote your shares in advance.

If you hold both common stock and Series A Convertible Preferred Stock, you will need to vote, or authorize a proxy to vote, each class of stock separately.  Please be sure to vote or authorize a proxy to vote for each class of stock separately so that all of your votes can be counted.  For more information, see “What if I hold both common stock and Series A Convertible Preferred Stock” below.

You can authorize a proxy to vote your shares of common stock or Series A Convertible Preferred Stock electronically by going to www.proxyvote.com, or by calling the toll-free number (for residents of the United States and Canada) listed on the applicable proxy card.  Please have your proxy card (or cards) in hand when going online or calling.  If you authorize a proxy to vote your shares electronically, you do not need to return the applicable proxy card.  If you received proxy materials by mail and want to authorize your proxy by mail, simply mark the applicable proxy card, and then date, sign and return it in the applicable postage-paid envelope provided so it is received no later than April 24, 2018.

Your shares of common stock or Series A Convertible Preferred Stock will be voted at the Annual Meeting as directed by your electronic proxy, the instructions on your proxy card or voting instructions if (i) you are entitled to vote those shares;  (ii) your proxy for those shares was properly executed or properly authorized electronically;  (iii) we received your proxy for those shares prior to the Annual Meeting;  and (iv) you did not revoke your proxy for those shares prior to or at the Annual Meeting.  The method by which you vote or authorize a proxy to vote your shares will in no way limit your right to attend and vote at the Annual Meeting webcast if you later decide to do so.

Please note that if you hold any of your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy for those shares by telephone or the Internet as well as by mail.  You should follow the instructions you receive from your bank, broker or other nominee to vote these shares.  Also, if you hold any of your shares in street name, you must obtain a legal proxy executed in your favor from your bank, broker or nominee to be able to vote those shares in person at the Annual Meeting.  Obtaining a legal proxy may take several days.

What if I hold both common stock and Series A Convertible Preferred Stock?

Some of our stockholders may hold both common stock and Series A Convertible Preferred Stock.  If you are a holder of both common stock and Series A Convertible Preferred Stock, you can expect to receive a separate Notice for each class of stock (or a separate set of printed proxy materials if you previously elected to receive proxy materials in printed form).

You will need to vote, or authorize a proxy to vote, each class of stock separately in accordance with the instructions set forth herein and on the applicable proxy cards or voting instruction forms.  Voting, or authorizing a proxy to vote, only your common stock will not also cause your shares of Series A Convertible Preferred Stock to be voted, and vice versa.

If you hold both common stock and Series A Convertible Preferred Stock, please be sure to vote or authorize a proxy to vote for each class of stock separately so that all of your votes can be counted.

How do I vote shares held under the NCR Direct Stock Purchase and Sale Plan?

If you are a participant in the Direct Stock Purchase and Sale Plan (the “DSPP”) administered by our transfer agent, Equiniti Trust Company, for NCR, any proxy you authorize will also have the authority to vote the shares of NCR common stock held in your DSPP account.  Equiniti Trust Company, as the DSPP administrator, is the stockholder of record of that plan and will not vote those shares unless you provide it with instructions, which you may do by telephone, the Internet or mail.

If I authorized a proxy, can I revoke it and change my vote?

Yes, you may revoke a proxy at any time before it is exercised at the Annual Meeting by:

•	authorizing a new proxy on the Internet or by telephone;

•	properly executing and delivering a later-dated (i.e., subsequent to the date of the original proxy) proxy card so that it is received no later than April 24, 2018;

•	voting by ballot at the Annual Meeting; or

•

sending a written notice of revocation to the inspector of election in care of the Corporate Secretary of the Company at 864 Spring Street NW, Atlanta, Georgia 30308-1007 so that it is received no later than April 24, 2018.

Only the most recent proxy will be counted and all others will be disregarded regardless of the method by which the proxies were authorized.

If shares of NCR’s voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy instructions for those shares.

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting (in person via attendance at the virtual Annual Meeting or by proxy) of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum.

What vote is required to approve each proposal?

A majority of all the votes cast by holders of our common stock and Series A Convertible Preferred Stock voting together as a single class (in person via attendance at the virtual Annual Meeting or by proxy), with the holders of Series A Convertible Preferred Stock voting on an as-converted basis, is required to elect Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Kurt P. Kuehn, William R. Nuti and Matthew A. Thompson (six of the seven director nominees), to approve the Say on Pay proposal, and to ratify the appointment of our independent registered public accounting firm.

Under Maryland law, abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the votes for any of the proposals described above.

The vote of the holders of a majority of the outstanding shares of our Series A Convertible Preferred Stock, voting separately as a class, is required to elect Mr. Gregory R. Blank.  Only the holders of the Series A Convertible Preferred Stock have the right to vote on the election of Mr. Blank.  Under Maryland law, abstentions and broker non-votes, if any, by holders of Series A Convertible Preferred Stock will have the effect of a vote against this director.

A broker “non-vote” occurs when a broker returns a properly executed proxy but does not vote on a particular proposal because the broker does not have the discretionary authority to vote on the proposal and has not received voting instructions from the beneficial owner regarding the proposal.  Under the rules of the New York Stock Exchange, brokers have the discretionary authority to vote on the ratification of our independent registered public accounting firm, but not for the election of our directors or the Say on Pay proposal.

When will you publish the results of the meeting?

We will include the results of the votes taken at the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

NCR Stock Ownership

Officers and Directors

The following table reflects the NCR common stock beneficially owned, as determined under applicable SEC rules, as of the close of business on February 15, 2018 (the “Table Date”) by:  (i) each executive officer named in the Summary Compensation Table on page 69 (the “named executives”) and one former officer noted below, (ii) each non-employee director and nominee, and (iii) all current directors and executive officers as a group.  Except to the extent indicated in the footnotes below, to NCR’s knowledge each person named in the table below has sole voting and investment power over the shares reported.  As of the Table Date 118,381,731 shares of the Company’s common stock were issued and outstanding, and none of the persons named in the table below owned, beneficially or of record, any shares of NCR’s Series A Convertible Preferred Stock.

NCR Stock Ownership By Officers and Directors
Beneficial Owners	Total Shares Beneficially Owned(1)(2)	Percent	Number of Shares Subject to Options Exercisable Within 60 Days of February 15, 2018	Number of RSUs That Vest Within 60 Days of February 15, 2018(3)
Non-Employee Directors
Gregory R. Blank, Director(4)	—	*	—	—
Chinh E. Chu, Independent Lead Director	15,904	*	—	—
Richard L. Clemmer, Director	160,129	*	61,167	—
Gary J. Daichendt, Director	142,144	*	54,015	—
Robert P. DeRodes, Director	145,133	*	61,167	—
Deborah A. Farrington, Director	729	*	—	729
Kurt P. Kuehn, Director	46,503	*	10,039	—
Linda Fayne Levinson, Director	199,345	*	61,167	—
Matthew A. Thompson, Director	888	*	—	—

Named Executive Officers
William R. Nuti, Director and Officer	182,803	*	63,552	57,077
Michael B. Bayer, former Officer(5)	—	*	—	—
Mark D. Benjamin, Officer	38,859	*	—	5,935
J. Robert Ciminera, Officer	7,699	*	—	7,699
Robert P. Fishman, Officer	61,341	*	—	10,955
Paul E. Langenbahn, Officer	13,263	*	—	9,615
Current Directors, Named Executive Officers and remaining Executive Officers as a Group (19 persons)	1,162,126	1.0%	362,973	103,330

* Less than 1%.

(1) Includes shares that each person had the right to acquire on or within 60 days after the Table Date, including, but not limited to, upon the exercise of options and vesting and payment of restricted stock units.  Excludes restricted stock units granted as of the Table Date that vest more than 60 days after the Table Date as follows:  Mr. Nuti 1,264,315;  Mr. Bayer 79,699;  Mr. Benjamin 248,427;  Mr. Ciminera 174,697;  Mr. Fishman 313,978;  and Mr. Langenbahn 234,906.

(2) All fractional shares have been rounded to the nearest whole number.  The total includes the following shares deferred under our Director Compensation Program:  93,962 shares granted to Mr. Clemmer;  39,857 shares granted to Mr. DeRodes;  34,584 shares granted to Mr. Kuehn; and  8,077 shares granted to Ms. Levinson.

(3) Reflects shares that the officers and directors have the right to acquire through vesting of restricted stock units within 60 days after the Table Date (without taking into account share withholding to cover taxes).  These shares are also included in the Total Shares Beneficially Owned column.

(4) Mr. Blank disclaimed all interest in NCR director compensation payable in 2016 and future years.  Accordingly, he received no restricted stock units or shares in 2017, and will not receive any units or shares in 2018, under the NCR Director Compensation Program.  While Mr. Blank is an officer of an affiliate of Blackstone, he disclaims beneficial ownership of, and the shares reported in the Table exclude, NCR securities beneficially owned by Blackstone.

(5) Mr. Bayer, formerly NCR’s Executive Vice President, Global Sales, separated from service with NCR effective September 29, 2017.

Other Beneficial Owners

To the Company’s knowledge, and as reported as of the close of business on February 15, 2018 (except as otherwise specified), the following stockholders beneficially own more than 5% of the Company’s outstanding stock.

Other Beneficial Owners of NCR Stock
	Common Stock		Series A Convertible Preferred Stock
Name and Address of Beneficial Owner	Total Number of Shares	Percent of Class	Total Number of Shares	Percent of Class
Entities affiliated with The Blackstone Group(1)	—	—	471,936	56.98%
345 Park Avenue
New York, NY 10154

The Vanguard Group(2)	10,606,872	8.70%	—	—
100 Vanguard Boulevard
Malvern, PA 19355

BlackRock Inc.(3)	10,336,260	8.50%	—	—
55 East 52nd Street
New York, NY 10055

Wells Fargo & Company(4)	9,212,866	7.56%	—	—
420 Montgomery Street
San Francisco, CA 94163

(1) Information is based in part on a Schedule 13D/A filed with the SEC on March 17, 2017 by The Blackstone Group L.P. (the “Blackstone Group”) and certain parties affiliated with the Blackstone Group, and on information provided by the Company’s transfer agent, Equiniti Trust Company.  Based on this information, as of February 15, 2018, partnerships affiliated with the Blackstone Group beneficially owned 471,936 shares of Series A Convertible Preferred Stock as follows:  697 shares directly held by Blackstone BCP VI SBS ESC Holdco L.P. (“BCP VI”), 351,577 shares directly held by Blackstone NCR Holdco L.P. (“NCR Holdco”), 415 shares directly held by BTO NCR Holdings – ESC L.P. (“BTO ESC”), and 119,247 shares directly held by BTO NCR Holdings L.P. (“BTO NCR” and, together with BCP VI, NCR Holdco and BTO ESC, the “Partnerships”), which includes dividends-in-kind payable within 60 days after February 15, 2018.

The general partner of NCR Holdco is Blackstone NCR Holdco GP L.L.C.  The managing member of Blackstone NCR Holdco GP L.L.C. is Blackstone Management Associates VI L.L.C.  The sole member of Blackstone Management Associates VI L.L.C. is BMA VI L.L.C.  The general partner of BCP VI is BCP VI Side-by-Side GP L.L.C.  The general partner of each of BTO NCR and BTO ESC is BTO Holdings Manager L.L.C.  The managing member of BTO Holdings Manager L.L.C. is Blackstone Tactical Opportunities Associates L.L.C.  The sole member of Blackstone Tactical Opportunities Associates L.L.C. is BTOA L.L.C.  The sole member of BCP VI Side-by-Side GP L.L.C., and the managing member of BTOA L.L.C. and BMA VI L.L.C., is Blackstone Holdings III L.P.  The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P.  The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C.  The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group L.P.  The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C.  Blackstone Group Management L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.  Each of such Blackstone entities (other than each of the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the shares beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such shares.

As of the Record Date, the Partnerships held of record 465,537 shares of Series A Convertible Preferred Stock, which were convertible into 15,517,744 shares of common stock.

(2) Information, including ownership percentage, is based on a Schedule 13G/A filed with the SEC on February 9, 2018 by The Vanguard Group (“Vanguard”), reporting beneficial ownership of 10,606,872 shares of the Company’s stock as of December 31, 2017.  In this filing, Vanguard reported sole dispositive power with respect to 10,530,853 of such shares, sole voting power with respect to 67,719 of such shares, shared dispositive power with respect to 76,019 of such shares and shared voting power with respect to 17,508 of such shares.  Vanguard also reported that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 57,818 of such shares as investment manager of certain collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 27,409 of such shares as a result of serving as investment manager of certain Australian investment offerings.

(3) Information, including ownership percentage, is based on a Schedule 13G/A filed with the SEC on January 25, 2018 by BlackRock, Inc. (“BlackRock”), reporting beneficial ownership of 10,336,260 shares of the Company’s stock as of December 31, 2017, as a parent holding company or control person for its subsidiaries, BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, FutureAdvisor, Inc., BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, and BlackRock Fund Managers Ltd.  In this filing, BlackRock reported sole voting power with respect to 9,798,513 of such shares, and sole dispositive power with respect to all 10,336,260 of such shares.

(4) Information, including ownership percentage, is based on a Schedule 13G filed with the SEC on January 30, 2018 by Wells Fargo & Company (“Wells Fargo”), reporting beneficial ownership of 9,212,866 shares of the Company’s stock as of December 31, 2017, on behalf of itself and its subsidiaries, Wells Fargo Clearing Services, LLC, Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC, Wells Fargo Advisors Financial Network, LLC, Wells Fargo Bank, National Association, Analytic Investors, LLC, and Wells Fargo Delaware Trust Company, National Association.  In this filing, Wells Fargo reported sole dispositive power with respect to 33,674 of such shares, sole voting power with respect to 33,674 of such shares, shared dispositive power with respect to 9,179,192 of such shares and shared voting power with respect to 2,070,142 of such shares;  Wells Capital Management Incorporated reported shared dispositive power with respect to 8,594,910 of such shares, and shared voting power with respect to 8,298,417 of such shares;  and Wells Fargo Funds Management, LLC reported shared dispositive power with respect to 6,808,590 of such shares, and shared voting power with respect to 6,801,917 of such shares.

Proposal 1 – Election of Directors

FOR	The Board of Directors recommends that you vote FOR Gregory R. Blank, Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Kurt P. Kuehn, William R. Nuti and Matthew A. Thompson

Proposal Details

At our 2016 Annual Meeting, our stockholders approved a proposal to amend and restate NCR’s charter to eliminate the classification of our Board and instead provide for the annual election of directors.   In May 2016, we filed Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland to implement the proposal.   Our Revised Charter provides for phasing out the classification of the Board over a three-year period, beginning with the 2017 Annual Meeting, by specifying that the successors to each of our Class A, B and C directors, once duly elected and qualified, would serve for terms ending at the next annual meeting of stockholders following their election and when their successors are duly elected and qualify.

The terms of the three directors formerly in Class C of the Board expired at the 2017 Annual Meeting, and the directors elected to replace them were elected to serve for terms ending at the Annual Meeting.   The nominees to replace them will, in turn, be elected at the Annual Meeting to hold office for a term ending at the 2019 annual meeting of stockholders and until their successors are duly elected and qualify.

The terms for the three directors in Class A of the Board expire at the Annual Meeting.   One of the three directors has given notice that he will not stand for re-election to the Board at the Annual Meeting.   The nominees to replace the remaining two Class A directors will be elected to hold office for a term ending at the 2019 annual meeting of stockholders (the “2019 Annual Meeting”) and until their successors are duly elected and qualify.

In addition, the Board elected two new directors in October and November of 2017, respectively, and their terms expire at the Annual Meeting.   The nominees to replace them will be elected to hold office for a term ending at the 2019 Annual Meeting and until their successors are duly elected and qualify.

Our two remaining Class B directors will continue to serve the balance of their existing terms, which expire at the 2019 Annual Meeting, and upon expiration of their terms, such directors as may be elected to replace them shall serve until the next annual meeting of stockholders following their election and until their successors are duly elected and qualify.

The holders of shares of common stock and Series A Convertible Preferred Stock, voting together as a single class, are being asked to vote on six of the seven director nominees up for election, to each hold office until the 2019 Annual Meeting and until their successors are duly elected and qualify.   Proxies solicited by the Board will be exercised for the election of each of the six nominees:   Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Kurt P. Kuehn, William R. Nuti and Matthew A. Thompson, unless you elect to withhold your vote on your proxy.   The Board has no reason to believe that any of these nominees will be unable to serve.   However, if one of them should become unavailable prior to the Annual Meeting, the Board may reduce the size of the Board or designate a substitute nominee.   If the Board designates a substitute nominee, shares represented by proxies will be voted FOR the substitute nominee.

The holders of Series A Convertible Preferred Stock will vote on one additional director nominee to succeed the seventh director nominee up for election, to hold office until the 2019 Annual Meeting and until his successor is duly elected and qualifies.  The nominee, Gregory R. Blank, is a current director who was designated by Blackstone under the terms of the Investment Agreement.  The holders of Series A Convertible Preferred Stock will vote separately, as a class, on the election of Mr. Blank.  Only the holders of Series A Convertible Preferred Stock have the right to vote on the election of Mr. Blank.

The name, age, principal occupation, other business affiliations and certain other information regarding each nominee for election as a director, and each director whose term of office continues, are set forth below, along with a description of the qualifications that led the Committee on Directors and Governance to conclude that he or she meets the needs of the Board and supports the advancement of the Company’s long-term strategy.   The age reported for each director is as of the filing date of this proxy statement.

Directors to Be Elected by Holders of Common Stock and Series A Convertible Preferred Stock, Voting Together as a Single Class

Current Term Expiring at Annual Meeting (former Class C directors)

Richard L. Clemmer, 66, is President and Chief Executive Officer of NXP Semiconductors N.V., a semiconductor company, a position he has held since January 1, 2009.  Prior to that, he was a senior advisor to Kohlberg Kravis Roberts & Co., a private equity firm, a position he held from May 2007 to December 2008.  He previously served as President and Chief Executive Officer of Agere Systems Inc., an integrated circuits components company that was acquired in 2007 by LSI Logic Corporation, from October 2005 to April 2007.  Mr. Clemmer became a director of NCR on April 23, 2008.

Qualifications.  Mr. Clemmer’s qualifications include, among other things, his significant leadership and management experience in his position at NXP and his former positions with Kohlberg Kravis Roberts & Co. and Agere Systems Inc.;  his technology industry experience with NXP and Agere;  his knowledge of international operations;  his financial literacy and expertise;  his mergers and acquisitions experience with NXP and Agere;  and his independence.

Kurt P. Kuehn, 63, is a member of the Board of Directors of Henry Schein, Inc., and was Chief Financial Officer at United Parcel Service, Inc. (UPS), a global leader in logistics, from 2008 until July 2015.  Prior to his appointment as CFO at UPS, Mr. Kuehn was Senior Vice President, Worldwide Sales and Marketing, leading the transformation of the sales organization to improve the global customer experience.  Mr. Kuehn was UPS’s first Vice President of Investor Relations, taking the company public in 1999 in one of the largest IPOs in U.S. history.  Since he joined UPS as a driver in 1977, Mr. Kuehn’s UPS career has included leadership roles in sales and marketing, engineering, operations and strategic cost planning.  Mr. Kuehn became a director of NCR on May 23, 2012.

Qualifications.  Mr. Kuehn’s qualifications include, among other things, his tenure as CFO at UPS, his previous experience at UPS as Senior Vice President, Worldwide Sales and Marketing, and Vice President of Investor Relations, and the management and leadership responsibilities associated with these positions;  his international operating experience with UPS;  his significant financial literacy, knowledge and expertise;  his current public company board experience;  and his independence.

Current Term Expiring at Annual Meeting (current Class A directors)

William R. Nuti, 54, is NCR’s Chairman of the Board and Chief Executive Officer, and prior to October 2016, Mr. Nuti also served as NCR’s President.   Mr. Nuti became Chairman of the Board on October 1, 2007.  Before joining NCR in August 2005 Mr. Nuti served as President and Chief Executive Officer of Symbol Technologies, Inc., an information technology company.   Prior to that, he was Chief Operating Officer of Symbol Technologies.   Mr. Nuti joined Symbol Technologies in 2002 following a 10 plus year career at Cisco Systems, Inc., where he advanced to the dual role of Senior Vice President of the company’s Worldwide Service Provider Operations and U.S. Theater Operations.   Prior to his Cisco experience, Mr. Nuti held sales and management positions at International Business Machines Corporation, Netrix Corporation and Network Equipment Technologies.   Mr. Nuti is also a director of Tapestry, Inc., where he is a member of its Human Resources Committee, and of United Continental Holdings, Inc., where he is a member of its Finance, Compensation, and Public Responsibility committees.   Mr. Nuti previously served as a director of Sprint Nextel Corporation.   Mr. Nuti is also a member of the Georgia Institute of Technology advisory board and a trustee of Long Island University.  Mr. Nuti became a director of NCR on August 7, 2005.

Qualifications.  Mr. Nuti’s qualifications include, among other things, his current role as Chief Executive Officer of the Company, where he has overseen NCR’s reinvention and driven NCR’s omni-channel strategy;  his management and leadership experience at NCR and in his previous roles with Symbol Technologies and Cisco Systems;  his deep industry expertise;  his current and prior experience as a director and committee member of other public companies;  and his experience in global sales and operations.

Robert P. DeRodes, 67, leads DeRodes Enterprises, LLC, an information technology, business operations and management advisory firm.   Most recently, Mr. DeRodes served from April 2014 to April 2015 as the Executive Vice President and Chief Information Officer for Target, Inc., a general merchandising retailer, leading its post-breach information security efforts and developing a long-term technology transformation roadmap.  Previously, Mr. DeRodes served as Executive Vice President, Global Operations & Technology, of First Data Corporation, an electronic commerce and payments company, from October 2008 to July 2010.   Prior to First Data Corporation, Mr. DeRodes served as Executive Vice President and Chief Information Officer of The Home Depot, Inc., a home improvement retailer, from February 2002 to October 2008 and as President and Chief Executive Officer of Delta Technology, Inc. and Chief Information Officer of Delta Air Lines, Inc., from September 1999 until February 2002.  Prior to working at Delta Mr. DeRodes held various executive positions in the financial services industry with Citibank (1995-99) and with USAA (1983-93).   During the 10 years prior to 1983, Mr. DeRodes held technology positions working for regional Midwestern banks.  Mr. DeRodes became a director of NCR on April 23, 2008.

Qualifications.  Mr. DeRodes’s qualifications include, among other things, his extensive career and experience in the information technology industry, including with Target, First Data and The Home Depot;  his expertise on cybersecurity and information security matters;  his experience in and understanding of the financial services, retail and transportation industries;  his management and leadership experience, particularly in the information technology field;  and his independence and financial literacy.

Current Term Expiring at Annual Meeting (recently elected directors)

Deborah A. Farrington, 67, is a founder and President of StarVest Management, Inc. and is, and since 1999 has been, a general partner of StarVest Partners, L.P., a venture capital fund that invests primarily in emerging software and business services companies.  From 1993 to 1997, Ms. Farrington was President and Chief Executive Officer of Victory Ventures, LLC, a New York-based private equity investment firm.   Also during that period, she was a founding investor and Chairman of the Board of Staffing Resources, Inc., a diversified staffing company.  Prior to 1993, Ms. Farrington held management positions with Asian Oceanic Group in Hong Kong and New York, Merrill Lynch & Co. Inc. and the Chase Manhattan Bank.  Ms. Farrington was Lead Director and Chairman of the Compensation Committee of NetSuite, Inc., a New York Stock Exchange-listed company, until its sale to Oracle Corporation in November 2016 for $9.4 billion.  Ms. Farrington is a member of the board of directors of Collectors Universe, Inc., where she is Chairperson of the Compensation Committee and a member of the Audit Committee.  Ms. Farrington is also a member of the boards of directors of ConveyIQ, Crowd Twist, Inc., Host Analytics, Inc., Snagajob, Inc., and Xignite, Inc., all of which are private companies.  Ms. Farrington holds an Executive Masters Professional Director Certification from the American College of Corporate Directors, a director education and credentialing organization.  She is a graduate of Smith College and earned an MBA from the Harvard Business School.  Ms. Farrington became a director of NCR on November 27, 2017.

Qualifications.  Ms. Farrington’s qualifications include, among other things, her significant software industry and entrepreneurial experience as a long-time investor in emerging software and business services companies as a founder and general partner of StarVest Partners;  her management experience as President of StarVest Management, as President and Chief Executive Officer of Victory Ventures, and her prior management roles;  her leadership experience, including as Lead Director of NetSuite;  her current and prior public company board and board committee experience;  her financial literacy and expertise;  and her independence.

Matthew A. Thompson, 59, currently serves as Executive Vice President, Worldwide Field Operations, for Adobe Systems Incorporated.  Mr. Thompson joined Adobe in January 2007 as Senior Vice President, Worldwide Field Operations.  In January 2013, he was promoted to Executive Vice President, Worldwide Field Operations.  Prior to joining Adobe, Mr. Thompson served as Senior Vice President of Worldwide Sales at Borland Software Corporation, a software delivery optimization solutions provider, from October 2003 to December 2006.  Prior to joining Borland, Mr. Thompson was Vice President of Worldwide Sales and Field Operations for Marimba, Inc., a provider of products and services for software change and configuration management, from February 2001 to January 2003.  From July 2000 to January 2001, Mr. Thompson was Vice President of Worldwide Sales for Calico Commerce, Inc., a provider of eBusiness applications.  Prior to joining Calico, Mr. Thompson spent six years at Cadence Design Systems, Inc., a provider of electronic design technologies.  While at Cadence, from January 1998 to June 2000, Mr. Thompson served as Senior Vice President, Worldwide Sales and Field Operations and from April 1994 to January 1998 as Vice President, Worldwide Professional Services.  Mr. Thompson became a director of NCR on October 24, 2017.

Qualifications.  Mr. Thompson’s qualifications include, among other things, his experience in and knowledge of the software industry, particularly with respect to SaaS-based software solutions and digital transformation;  his skills and experience in domestic and international software sales and sales strategy, including leading Adobe’s global sales organization;  his experience with software customers and customer-facing roles;  his leadership experience;  and his independence.

Directors to Be Elected Separately by Holders of Series A Convertible Preferred Stock

Current Term Expiring at Annual Meeting (former Class C)

Gregory R. Blank, 37, is a Senior Managing Director of Blackstone based in New York where he focuses on investments in the technology, media and telecommunications sectors.  Since joining Blackstone in 2009, Mr. Blank has been involved in the execution of many of Blackstone’s investments, including most recently in Kronos, JDA, Paysafe, Ipreo and Optiv.  Prior to joining Blackstone, Mr. Blank was an associate at Texas Pacific Group (TPG) in San Francisco where he was involved in the evaluation and execution of private equity transactions.  Before joining TPG, Mr. Blank worked in investment banking at Goldman, Sachs & Co. focused on technology, media and telecommunications clients.  Mr. Blank graduated with a bachelor’s degree in economics from Harvard College and received an MBA from the Harvard Business School.  He currently serves as a director of Ipreo and of Kronos, and previously served as a director of Travelport Worldwide Limited, Optiv and The Weather Company.  Mr. Blank became a director of NCR on December 4, 2015.

Mr. Blank is one of the Board Members who was designated by Blackstone under the terms of the Investment Agreement.  Only the holders of the Series A Convertible Preferred Stock may vote on the election of Mr. Blank as a director at the Annual Meeting.

Qualifications.  Mr. Blank’s qualifications include, among other things, his significant private equity and mergers and acquisitions experience with Blackstone and Goldman Sachs;  his experience evaluating and managing acquisitions and investments in the technology and telecommunications industries;  his experience as a director of other public and private companies;  his financial expertise and literacy;  his prior service on Travelport’s Audit Committee;  and his independence.

Directors Whose Terms of Office Continue

The following directors will hold office as disclosed below.

Class B – Current Term Expiring in 2019

Chinh E. Chu, 51, is a Managing Partner and Founder of CC Capital Management, LLC, an investment firm.  In addition, Mr. Chu is the founder of CF Corp., a special purpose acquisition company that acquired Fidelity Guaranty, a life insurance company where Mr. Chu currently serves as Co-Executive Chairman.  Before forming CC Capital Management, Mr. Chu was a Senior Managing Director of Blackstone in the Corporate Private Equity Group from January 2000 to November 2015.  Before joining Blackstone in 1990, Mr. Chu worked at Salomon Brothers in the Mergers & Acquisitions Department.   Mr. Chu led Blackstone’s investments in AlliedBarton, Celanese, Graham Packaging, Interstate Hotels, Kronos, LIFFE, Nalco, Nycomed, and Stiefel Laboratories.  Mr. Chu graduated with a bachelor’s degree in finance from the University of Buffalo.  He currently serves as a director of Biomet, Inc., Freescale Semiconductor, Inc., HealthMarkets Inc., and Kronos Incorporated.  Mr. Chu became a director of NCR on December 4, 2015 and was appointed independent Lead Director effective February 22, 2016.  Mr. Chu is one of the two Board members who was designated by Blackstone under the terms of the Investment Agreement.

Qualifications.  Mr. Chu’s qualifications include, among other things, his independence;  his experience as a director of other public and private companies;  his private equity experience;  and his extensive experience evaluating and managing acquisitions and investments in multiple industries with Blackstone and Salomon Brothers.

Linda Fayne Levinson, 76, is a director of Jacobs Engineering Group where she serves as the company’s Independent Lead Director, and was Chair of the Board of Hertz Global Holdings, Inc. until January 2, 2017, when she resigned.  Ms. Levinson was also a director of IngramMicro Inc. until December 2016 when the company was acquired by HNA Group, and a director of The Western Union Company until May 2016 when she retired from that Board.  Ms. Levinson became a director of NCR on January 1, 1997 and was appointed the independent Lead Director of the Board on October 1, 2007 and continued to serve in that role through July 24, 2013.  Ms. Levinson is also on the U.S. advisory board of CVC Capital Partners, and a senior advisor to RRE Ventures, a venture capital firm committed to helping founders build category-defining companies.  Ms. Levinson is also a member of The McKinsey New Ventures Advisory Council.  Ms. Levinson was a Partner at GRP Partners, a private equity investment fund investing in start-up and early-stage retail, technology and e-commerce companies, from 1997 to December 2004. Prior to that, she was a Partner in Wings Partners, a private equity firm, an executive at American Express running its leisure travel and tour business, and a Partner at McKinsey & Company.  Ms. Levinson was a director of DemandTec, Inc. from June 2005 until February 2012 when it was acquired by International Business Machines Corporation.

Qualifications.  Ms. Levinson’s qualifications include, among other things, her long experience as a public company director and a committee chair, starting in 1991, as well as her general management experience at American Express;  her strategic experience at McKinsey & Company and her investment experience at GRP Partners and Wings Partners;  her leadership experience, including as a lead independent director and board chair;  her broad industry knowledge;  her independence;  and her in-depth knowledge of corporate governance issues.

Edward “Pete” Boykin, a Class B director, resigned and retired from his positions as a member of the Board and as a member of the Board’s Compensation and Human Resource Committee and its Committee on Directors and Governance effective January 1, 2018.  Concurrently with Mr. Boykin’s resignation, the Board reduced the number of directors from 11 to 10.  As a result, Mr. Boykin has not been included as a Class B director nominee in these proxy materials.

On March 4, 2018, Gary J. Daichendt, a Class A director, gave notice that he would not stand for re-election to the Board at the Annual Meeting.  Accordingly, Mr. Daichendt has not been included as a director nominee in these proxy materials and his term as a member of the Board, and his membership on the Board’s Compensation and Human Resource Committee and Committee on Directors and Governance will end at the completion of the Annual Meeting.

How Does the Board Recommend that I Vote on this Proposal?

Board Recommendation

The Board of Directors recommends that you vote FOR Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Kurt P. Kuehn, William R. Nuti, Matthew A. Thompson and, solely with respect to the holders of Series A Convertible Preferred Stock, Gregory R. Blank, as directors to hold office until the next annual meeting of stockholders following their election and until their respective successors are duly elected and qualify.  Proxies received by the Board will be voted FOR all nominees for which the stockholder may vote unless they specify otherwise.

Vote Required for Approval

A majority of all the votes cast by holders of our common stock and Series A Convertible Preferred Stock, voting together as a single class (in person via attendance at the virtual Annual Meeting or by proxy), with the holders of Series A Convertible Preferred Stock voting on an as-converted basis, is required to elect Richard L. Clemmer, Robert P. DeRodes, Deborah A. Farrington, Kurt P. Kuehn, William R. Nuti and Matthew A. Thompson (six of the seven director nominees).  Abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the vote required to elect Messrs. Clemmer, DeRodes, Kuehn, Nuti, Thompson or Ms. Farrington.

The vote of the holders of a majority of the outstanding shares of our Series A Convertible Preferred Stock, voting separately as a class, is required to elect Mr. Gregory R. Blank (the seventh director nominee).  Only the holders of Series A Convertible Preferred Stock have the right to vote on the election of Mr. Blank.  Under Maryland law, abstentions and broker non-votes, if any, by holders of Series A Convertible Preferred Stock will have the effect of votes against Mr. Blank.

More Information About Our Board of Directors

The Board oversees the overall performance of the Company on behalf of the stockholders of the Company.  Members of the Board stay informed of the Company’s business by participating in Board and committee meetings (including regular executive sessions of the Board), by reviewing materials provided to them prior to meetings and otherwise, and through discussions with the Chief Executive Officer and other members of management and staff.

Corporate Governance

General

The Board is elected by the stockholders of the Company (with certain members of the Board being elected solely by the holders of the Series A Convertible Preferred Stock) to oversee and direct the management of the Company.  The Board selects the senior management team, which is charged with managing the Company’s business and affairs.  Having selected the senior management team, the Board acts as an advisor to senior management and monitors its performance.  The Board reviews the Company’s strategies, financial objectives and operating plans.  It also plans for management succession of the Chief Executive Officer, as well as other senior management positions, and oversees the Company’s compliance efforts.

To help discharge its responsibilities, the Board has adopted Corporate Governance Guidelines on significant corporate governance issues, including, among other things:  the size and composition of the Board;  director independence;  Board leadership;  roles and responsibilities of the Board;  risk oversight;  director compensation and stock ownership;  committee membership and structure, meetings and executive sessions;  and director selection, training and retirement.  The Corporate Governance Guidelines, as well as the Board’s committee charters, are found under “Corporate Governance” on the “Company” page of NCR’s website at http://www.ncr.com/company/corporate-governance.  You also may obtain a written copy of the Corporate Governance Guidelines, or any of the Board’s committee charters, by writing to NCR’s Corporate Secretary at the address listed on page 6 of this proxy statement.

Independence

In keeping with the requirements of our Corporate Governance Guidelines and the NYSE listing standards, a substantial majority of our Board must be independent.  Under the standards of independence set forth in Exhibit B to the Corporate Governance Guidelines, which reflect the independence standards provided in the NYSE listing standards, a Board member may not be independent unless the Board affirmatively determines that the Board member has no material relationship with the Company (whether directly or indirectly), taking into account, in addition to those other factors it may deem relevant, whether the director:

•	has not been an employee of the Company or any of its affiliates, or otherwise affiliated with the Company or any of its affiliates, within the past five years;

•

has not been affiliated with or an employee of the Company’s present or former independent auditors or its affiliates for at least five years after the end of such affiliation or auditing relationship;

•

has not for the past five years been a paid advisor, service provider or consultant to the Company or any of its affiliates or to an executive officer of the Company, or an employee or owner of a firm that is such a paid advisor, service provider or consultant;

•

does not, directly or indirectly, have a material relationship (such as being an executive officer, director, partner, employee or significant stockholder) with a company that has made payments to or received payments from the Company that exceed, in any of the previous three fiscal years, the greater of $1 million or 2% of the other company’s consolidated gross revenues;

•

is not an executive officer or director of a foundation, university or other non-profit entity receiving significant contributions from the Company, including contributions in the previous three years that, in any single fiscal year, exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues;

•	has not been employed by another corporation that has (or had) an executive officer of the Company on its board of directors during the past five years;

•

has not received compensation, consulting, advisory or other fees from the Company, other than Director compensation and expense reimbursement or compensation for prior service that is not contingent on continued service for the past five years;  and

•

is not and has not been for the past five years a member of the immediate family of:  (i) an officer of the Company;  (ii) an individual who receives or has received during any twelve-month period more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service;  (iii) an individual who, with respect to the Company’s independent auditors or their affiliates, is a current partner or a current employee personally working on the Company’s audit or was a partner or employee and personally worked on the Company’s audit;  (iv) an individual who is an executive officer of another corporation that has (or had) an executive officer of the Company on its board of directors;  (v) an executive officer of a company that has made payments to, or received payments from, the Company in a fiscal year that exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues;  or (vi) any director who is not considered an independent director.

Consistent with the Corporate Governance Guidelines and the NYSE listing standards, on an annual basis the Board, with input from the Committee on Directors and Governance, determines whether each non-employee Board member is considered independent.  In doing so, the Board takes into account the factors listed above and such other factors as it may deem relevant.

The Board has determined that all of the Company’s non-employee directors and nominees, namely Gregory R. Blank, Chinh E. Chu, Richard L. Clemmer, Gary J. Daichendt, Robert P. DeRodes, Deborah A. Farrington, Kurt P. Kuehn, Linda Fayne Levinson and Matthew A. Thompson, are independent in accordance with the NYSE listing standards and the Company’s Corporate Governance Guidelines.

Recent Governance Developments

NCR continues to demonstrate a strong commitment to corporate governance practices and policies that reinforce the Board’s alignment with, and accountability to, our stockholders.  In 2016 we eliminated classification of the Board, twice adjourning our annual meeting of stockholders to solicit votes to obtain the requisite stockholder approval.  Also in 2016, the Board adopted and implemented a comprehensive, robust and fair proxy access bylaw.  We continue to actively engage with our stockholders on a regular basis, our stockholders have the ability to directly nominate director candidates, and we have established processes and procedures for stockholders to communicate with the Board, the independent Lead Director, the Chairman of the Board, any other individual director, or NCR’s independent directors as a group.

We have also reduced the ownership threshold necessary for stockholders to directly call a special meeting.  In November 2017, Ms. Myra K. Young, an NCR stockholder, notified the Company of her intention to have her agent, John Chevedden, present a proposal at the Annual Meeting to request the Board to take the steps necessary to amend our bylaws (and each appropriate governing document) to give holders in the aggregate of 25% or lower of our outstanding common stock the power to call a special stockholder meeting.

In response to this proposal, and in furtherance of our continuing commitment to strong corporate governance policies, on February 20, 2018, the Board authorized and approved amendments to the Company’s bylaws to reduce the percent ownership requirement necessary to allow stockholders to call a special meeting of stockholders from a majority of the votes entitled to be cast at the meeting, to 25% of the votes entitled to be cast at the meeting; provided, that unless requested by the stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter that is substantially the same as a matter voted on at any special meeting of stockholders held in the preceding twelve months.  As a result of the amendment to our bylaws, Ms. Young’s proposal was substantially implemented, and therefore we did not include her proposal in this proxy statement.

Since being spun off by AT&T Corp. in 1996, NCR’s stockholders have had the right to call a special meeting.  This stands in contrast to the many public companies that continue to afford their stockholders no such rights.  And reducing the ownership threshold for calling a special meeting from a majority of the votes entitled to be cast at the meeting to 25% puts the terms of this stockholder right well within market practice for those companies that permit stockholders to call a special meeting.  We believe that our revised special meeting right strikes a reasonable and appropriate balance – meaningfully enhancing the right of stockholders to call a special meeting, on the one hand, while, on the other hand, safeguarding against the risk that substantial administrative and financial burdens could be imposed on our company, contrary to the interests of our Board and stockholders, by a special meeting being called that does not have meaningful stockholder interest behind it.

Board Leadership Structure and Risk Oversight

Leadership Structure

As set out in the Corporate Governance Guidelines, the Board does not have a guideline on whether the role of Chairman should be held by a non-employee director.  Instead, our Board has the flexibility to select a Chairman as it deems best for the Company from time to time.  Under the Corporate Governance Guidelines, if the positions of Chairman and Chief Executive Officer are held by the same person, the independent directors of the Board will select a Lead Director from the independent directors.  Additionally, if the positions of Chairman and Chief Executive Officer are held by the same person, the Board has set out the roles of both Chairman and Chief Executive Officer and the independent Lead Director in Exhibit C to the Corporate Governance Guidelines.

Currently the Board has an integrated leadership structure in which William R. Nuti serves in the combined roles of Chairman and Chief Executive Officer, and Chinh E. Chu serves as the Board’s independent Lead

Director.  The Board believes that this structure promotes greater efficiency through more direct communication of critical information between the Company and the Board.  In addition, the Chief Executive Officer’s extensive knowledge of the Company uniquely qualifies him, in close consultation with the independent Lead Director, to lead the Board in discussing strategic matters and assessing risks, and focuses the Board on the issues that are most material to the Company.  Combining the roles of Chairman and Chief Executive Officer also has allowed the Company to more effectively develop and communicate a unified vision and strategy to the Company’s stockholders, employees and customers.

Consistent with the Corporate Governance Guidelines, the independent Lead Director has broad authority, as follows.  The independent Lead Director, among other things:  presides at the executive sessions of the non-employee directors and at all Board meetings at which the Chairman is not present;  serves as liaison between the Chairman and the independent directors;  frequently communicates with the Chief Executive Officer;  is authorized to call meetings of the independent directors;  obtains Board member and management input and, with the Chief Executive Officer, sets the agenda for the Board;  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;  works with the Chief Executive Officer to ensure that Board members receive the right information on a timely basis;  stays current on major risks and focuses the Board members on such risks;  molds a cohesive Board to support the success of the Chief Executive Officer;  works with the Committee on Directors and Governance to evaluate Board and committee performance;  facilitates communications among directors;  assists in the recruiting and retention of new Board members (with the Committee on Directors and Governance and the Chief Executive Officer);  in conjunction with the Chairman and Committee on Directors and Governance, ensures that committee structure and committee assignments are appropriate and effective;  works with the Committee on Directors and Governance to ensure outstanding governance processes;  leads discussions regarding Chief Executive Officer performance, personal development and compensation;  and, if requested by major stockholders of the Company, is available for consultation and direct communication with such stockholders.  Additionally, the leadership and oversight of the Board’s other independent directors continues to be strong, and further structural balance is provided by the Company’s well-established corporate governance policies and practices, including its Corporate Governance Guidelines.  Independent directors currently account for nine out of ten of the Board’s members, and make up all of the members of the Board’s Compensation and Human Resource Committee (the “CHRC”), Audit Committee and Committee on Directors and Governance.  Additionally, among other things, the Board’s non-employee directors meet regularly in executive session with only the non-employee directors present.

The Board has had over ten years of successful experience with this leadership structure – in which the roles of Chairman and Chief Executive Officer are combined and an independent Lead Director is selected – and, taking these factors into account, has determined that this leadership structure is the most appropriate and effective for the Company at this time.

Risk Oversight

As a part of its oversight responsibilities, the Board regularly monitors management’s processes for identifying and addressing areas of material risk to the Company, including operational, financial, cybersecurity, legal, regulatory, strategic and reputational risks.  In doing so, the Board receives regular assistance and input from its committees, as well as regular reports from members of senior management.  While the Board and its committees provide oversight, management is responsible for implementing risk management programs, supervising day-to-day risk management, and reporting to the Board and its committees on these matters.

The Audit Committee of the Board has been designated with primary responsibility for overseeing the assessment of financial, strategic, cybersecurity and other risk, and the Company’s general risk management programs.  In carrying out this responsibility, the Audit Committee regularly evaluates the Company’s risk identification, risk management and risk mitigation strategies and practices.

The Company has established an Enterprise Risk Management team that includes representation from the Company’s various infrastructure functions.  The Audit Committee and the full Board receive and review periodic reports prepared by this team.  In general, the reports identify, analyze, prioritize and provide the status of major risks to the Company.  The Audit Committee also receives periodic updates from members of the Enterprise Risk Management team as warranted.  In addition, the Audit Committee receives quarterly reports, and the full Board receives an annual report, from the Company’s Chief Information Officer and Chief Information Security Officer that include updates on data protection, cybersecurity and related technical developments.

The CHRC regularly considers potential risks related to the Company’s compensation programs, as discussed below, and the Committee on Directors and Governance also considers risks within the context of its responsibilities (as such responsibilities are defined in the committee charter), including legal and regulatory compliance risks.  The Committee on Directors and Governance also receives periodic updates on compliance and regulatory risk items from the Company’s Chief Compliance Officer.

After each committee meeting, the Audit Committee, CHRC and Committee on Directors and Governance each reports at the next meeting of the Board all significant items discussed at each committee meeting, which includes a discussion of items relating to risk oversight.

We believe the leadership structure of the Board also contributes to the effective facilitation of risk oversight as a result of:  (i) the role of the Board committees in risk identification and mitigation, (ii) the direct link between management and the Board achieved by having one leader serve as Chairman and Chief Executive Officer, and (iii) the role of our active independent Lead Director whose duties include ensuring the Board reviews and evaluates major risks to the Company, as well as measures proposed by management to mitigate such risks.

All of these elements work together to ensure an appropriate focus on risk oversight.

Compensation Risk Assessment

The Company takes a prudent and appropriately risk-balanced approach to its incentive compensation programs to ensure that these programs promote the long-term interests of our stockholders and do not contribute to unnecessary risk-taking.  The CHRC regularly evaluates whether the Company’s executive and broad-based compensation programs contribute to unnecessary risk-taking to achieve above-target results, and directly engages its independent compensation consultant, Frederic W. Cook & Co., Inc. (“FWC”), to assist the CHRC in its evaluation.  In accordance with the CHRC’s direction, FWC periodically performs a compensation risk assessment of the Company’s executive and broad-based compensation programs and makes an independent report to the CHRC.  The last risk assessment from FWC was completed in 2011.  At that time, FWC concluded that the Company’s executive and broad-based compensation programs do not present any area of significant risk, noting that the plans are well-aligned with the CHRC’s compensation design principles.  In 2017 and early 2018, the Company conducted its own compensation risk assessment of the incentive compensation programs and concluded that the Company’s executive and broad-based compensation programs do not present any area of significant risk.  The only significant changes to our compensation programs since FWC’s 2011 risk assessment were the following, each of which the Company and FWC determined did not present an area of significant risk:  (i) the adoption of the NCR Corporation 2011 Economic Profit Plan (which was amended in 2015 with stockholder approval) and the NCR Executive Severance Plan (including amendments);  (ii) the 2016 modifications to our long-term incentive program;  (iii) the amendment and restatement of the NCR Management Incentive Plan for purposes of Code Section 162(m);  (iv) adoption of the NCR Corporation 2017 Stock Incentive Plan;  (v) establishment of the “Bonus Uplift” feature of the 2017 Annual Incentive Plan and performance-vesting restricted stock units under our 2017 long-term incentive program;  and (vi) the 2018 modifications to our long-term incentive program.

Committees of the Board

The Board has three standing committees:  the Audit Committee, the Compensation and Human Resource Committee and the Committee on Directors and Governance.  Previously, the Board also had an Executive Committee, which was dissolved in July 2017.

The Board has adopted a written charter for each such committee that sets forth the committee’s mission, composition and responsibilities.  Each charter can be found under “Corporate Governance” on the “Company” page of NCR’s website at http://www.ncr.com/company/corporate-governance.

The Board met seven times in 2017 and each incumbent member of the Board attended 75% or more of the aggregate of:  (i) the total number of meetings of the Board (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).  The Company has no formal policy regarding director attendance at its annual meeting of stockholders.  Four of the Company’s directors then in office, including Mr. Nuti, were in attendance at the Company’s 2017 Annual Meeting of Stockholders, which was a virtual, and not an in-person, meeting.

The members of each committee as of the end of fiscal 2017 and the number of meetings held in fiscal 2017 are shown below:

Name	Audit Committee	Compensation and Human Resource Committee	Committee on Directors and Governance
Gregory R. Blank	X
Edward “Pete” Boykin(1)		X	X
Chinh E. Chu		X	X
Richard L. Clemmer	X
Gary J. Daichendt(2)		X	Chair
Robert P. DeRodes	X
Deborah A. Farrington(3)	X
Kurt P. Kuehn	Chair
Linda Fayne Levinson		Chair	X
William R. Nuti
Matthew A. Thompson
Number of meetings in 2017	9	7	5

(1) Mr. Boykin resigned as a member of the Board and its committees effective January 1, 2018.

(2) On March 4, 2018, Mr. Daichendt gave notice he would not stand for re-election to the Board at the Annual Meeting.  Accordingly, Mr. Daichendt’s membership on the Compensation and Human Resource Committee and Committee on Directors and Governance will end at the completion of the Annual Meeting.

(3) Ms. Farrington was elected to serve on the Audit Committee effective November 27, 2017.

Audit Committee

The Audit Committee is the principal agent of the Board in overseeing:  (i) the quality and integrity of the Company’s financial statements;  (ii) the assessment of financial, strategic, cybersecurity and other risk and risk management programs;  (iii) the independence, qualifications, engagement and performance of the Company’s independent registered public accounting firm;  (iv) the performance of the Company’s internal auditors;  (v) the integrity and adequacy of internal controls;  and (vi) the quality and adequacy of disclosures to stockholders.  Among other things, the Audit Committee also:

•	selects, evaluates, sets compensation for and, where appropriate, replaces the Company’s independent registered public accounting firm;

•	pre-approves all audit and non-audit services to be performed by the Company’s independent registered public accounting firm;

•	reviews and discusses with the Company’s independent registered public accounting firm its services and quality control procedures and the Company’s critical accounting policies and practices;

•	regularly reviews the scope and results of audits performed by the Company’s independent registered public accounting firm and internal auditors;

•	prepares the report required by the SEC to be included in the Company’s annual proxy statement;

•	meets with management to review the adequacy of the Company’s internal control framework and its financial, accounting, reporting and disclosure control processes;

•	reviews the Company’s periodic SEC filings and quarterly earnings releases;

•	discusses with the Company’s Chief Executive Officer and Chief Financial Officer the procedures they follow to complete their certifications in connection with NCR’s periodic filings with the SEC;

•	discusses management’s plans with respect to the Company’s major financial, strategic, cybersecurity and other risk exposures and the steps management has taken to monitor and control such exposures;

•	reviews the Company’s compliance with legal and regulatory requirements; and

•

reviews the effectiveness of the Internal Audit function, including compliance with the Institute of Internal Auditors’ International Professional Practices Framework for Internal Auditing consisting of the Definition of Internal Auditing, Code of Ethics and the Standards.

Each member of the Audit Committee is independent and financially literate as determined by the Board under applicable SEC rules and NYSE listing standards.  In addition, the Board has determined that Messrs. Blank, Clemmer, and Kuehn, and Ms. Farrington, are each an “audit committee financial expert,” as defined under SEC regulations.  The Board has also determined that each member of the Audit Committee is independent based on independence standards set forth in the Board’s Corporate Governance Guidelines, which reflect the listing standards of the NYSE and the applicable rules of the SEC.  No member of the Audit Committee may receive any compensation, consulting, advisory or other fees from the Company, other than the Board compensation described below under the section Director Compensation, starting on page 28 as determined in accordance with applicable SEC rules and NYSE listing standards.  Members serving on the Audit Committee are limited to serving on no more than two other audit committees of public company boards of directors, unless the Board evaluates and determines that these other commitments would not impair the member’s effective service to the Company.

Compensation and Human Resource Committee

The CHRC provides general oversight of the Company’s management compensation philosophy and practices, benefit programs and strategic workforce initiatives and oversees the Company’s leadership development plans.  In doing so, the CHRC reviews and approves the Company’s total compensation goals, objectives and programs covering executive officers and key management employees as well as the competitiveness of NCR’s total executive officer compensation practices.  Among other things, the CHRC also:

•	evaluates and reviews the performance levels of the Company’s executive officers and determines base salaries, equity awards, incentive awards and other compensation for such officers;

•	discusses its evaluation of, and determination of compensation for, the Chief Executive Officer at executive sessions of the Board;

•	reviews and recommends to the Board for its approval, the Company’s executive compensation plans;

•	oversees the Company’s compliance with compensation-related requirements of the SEC and NYSE rules;

•	reviews and approves employment, severance, change in control and similar agreements and arrangements for the Company’s executive officers;

•	reviews management’s proposals to make significant organizational changes;

•	periodically assesses the risks associated with the Company’s compensation programs; and

•	oversees the Company’s plans for management succession and development.

The CHRC may delegate its authority to the Company’s Chief Executive Officer to make equity awards to individuals (other than executive officers) in limited instances.

The CHRC retains and is advised by an independent compensation consultant, Frederic W. Cook & Co., Inc.  The CHRC has directly engaged FWC to review the Company’s long-term incentive program, the Stock Incentive Plan (which we refer to as the Stock Plan), the Annual Incentive Plan (which includes the Management Incentive Plan, the Bonus Uplift feature thereof and the Customer Success Bonus), the Economic Profit Plan and other key programs related to the compensation of executive officers.  As directed by the CHRC, FWC provides a competitive assessment of the Company’s executive compensation programs relative to our compensation philosophy;  reviews our compensation peer group companies;  provides expert advice regarding compensation matters for our executive officers, including the Chief Executive Officer;  provides information about competitive market rates;  assists in the design of the variable incentive plans and the establishment of performance goals;  assists in the design of other compensation programs and perquisites; assists with compliance with applicable tax laws, disclosure matters and other technical matters;  conducts a risk assessment of the Company’s compensation programs;  and is readily available for consultation with the CHRC and its members regarding such matters.  FWC did not perform any additional work for the Company or its management in 2017.  In keeping with NYSE listing standards, the CHRC retained FWC after taking into consideration all factors relevant to FWC’s independence from management.  The CHRC has reviewed the independence of FWC in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that FWC’s work for the CHRC is independent and does not raise any conflict of interest.

The Board has determined that each member of the CHRC is independent based on independence standards set forth in the Board’s Corporate Governance Guidelines which reflect the listing standards of the NYSE and satisfy the additional provisions specific to compensation committee membership set forth in the listing standards of the NYSE.

Committee on Directors and Governance

The Committee on Directors and Governance (the “CODG”) is responsible for reviewing the Board’s corporate governance practices and procedures, including the review and approval of each related party transaction under the Company’s Related Person Transaction Policy (unless the CODG determines that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board), and the Company’s ethics and compliance program.  Among other things, the CODG also:

•	recommends to the Board the principles of director compensation including compensation to be paid to directors and reviews and makes recommendations to the Board concerning director compensation;

•

reviews the composition of the Board and the qualifications of persons identified as prospective directors, recommends the candidates to be nominated for election as directors, and, in the event of a vacancy on the Board, recommends any successors;

•	recommends to the Board the assignment of directors to various committees;

•	establishes procedures for evaluating the performance of the Board and oversees such evaluation;

•	reviews the Company’s charter, bylaws and Corporate Governance Guidelines and makes any recommendations for changes, as appropriate; and

•	monitors compliance with independence standards established by the Board.

The Committee on Directors and Governance is authorized to engage consultants to review the Company’s director compensation program.

The Board has determined that each member of the Committee on Directors and Governance is independent based on independence standards set forth in the Board’s Corporate Governance Guidelines, which reflect the listing standards of the NYSE.

Selection of Nominees for Directors

The CODG and our other directors are responsible for recommending nominees for membership to the Board.  The director selection process is described in detail in the Board’s Corporate Governance Guidelines.  In determining candidates for nomination, the CODG will seek the input of the Chairman of the Board and the Chief Executive Officer, and, in the event the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the independent Lead Director, and will consider individuals recommended for Board membership by the Company’s stockholders in accordance with the Company’s bylaws and applicable law.  With respect to the directors to be elected by the holders of shares of Series A Convertible Preferred Stock, such nominees are required to have been designated by Blackstone pursuant to the Investment Agreement.

Exhibit A to the Board’s Corporate Governance Guidelines include qualification guidelines for directors standing for re-election and new candidates for membership on the Board.  All candidates are evaluated by the CODG using these qualification guidelines.  In accordance with the guidelines, as part of the selection process, in addition to such other factors as it may deem relevant, the CODG will consider a candidate’s:

•	management experience (including with major public companies with multinational operations);

•

other areas of expertise or experience that are desirable given the Company’s business and the current make-up of the Board (such as expertise or experience in information technology businesses, manufacturing, international, financial or investment banking or scientific research and development);

•	desirability of range in age to allow staggered replacement of directors of desired skills and experience to permit appropriate Board continuity;

•	independence;

•	diversity of thought and perspectives, such as on the basis of age, race, gender, and ethnicity, or on the basis of geographic knowledge, industry experience, board tenure, or culture;

•

knowledge and skills in accounting and finance, business judgment, general management practices, crisis response and management, industry knowledge, international markets, leadership, and strategic planning;

•	personal characteristics such as integrity, accountability, financial literacy and high performance standards;

•	ability to devote the appropriate amount of time and energy to serving the best interests of the Company; and

•	commitments to other entities, including the number of other public-company boards on which the candidate serves.

The Board and the CODG are committed to finding proven leaders who are qualified to serve as NCR directors and may from time to time engage outside search firms to assist in identifying and contacting qualified candidates.

The directors nominated by the Board for election at the Annual Meeting were recommended by CODG.  All of the candidates for election are currently serving as directors of the Company and, other than William R. Nuti, NCR’s Chairman and Chief Executive Officer, have been determined by the Board to be independent.

Stockholders wishing to recommend individuals for consideration as directors should contact the CODG by writing to the Company’s Corporate Secretary at NCR Corporation 864 Spring Street NW, Atlanta, Georgia 30308-1007.  Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates.

Stockholders who wish to nominate directors for inclusion in NCR’s proxy statement pursuant to the proxy access provisions in the Company’s bylaws, or to otherwise nominate directors for election at NCR’s next annual meeting of stockholders, must follow the procedures described in the Company’s bylaws, which are available under “Corporate Governance” on the “Company” page of NCR’s website at http://www.ncr.com/company/corporate-governance.  See Procedures for Nominations Using Proxy Access, Procedures for Stockholder Proposals and Nominations for 2019 Annual Meeting Outside of SEC Rule 14a-8 and Procedures for Stockholder Proposals and Nominations for 2019 Annual Meeting Pursuant to SEC Rule 14a-8 beginning on page 96 of this proxy statement for further details regarding how to nominate directors.

Communications with Directors

Stockholders or interested parties wishing to communicate directly with the Board, the independent Lead Director or any other individual director, the Chairman of the Board, or NCR’s independent directors as a group are welcome to do so by writing to the Company’s Corporate Secretary at NCR Corporation, 864 Spring Street NW, Atlanta, Georgia 30308-1007.  The Corporate Secretary will forward appropriate communications.  Any matters reported by stockholders relating to NCR’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate.  Anonymous and/or confidential communications with the Board may also be made by writing to this address.  For more information on how to contact the Board, please see the Company’s Corporate Governance website at http://www.ncr.com/company/corporate-governance.

Code of Conduct

The Company has a Code of Conduct that sets the standard for ethics and compliance for all of its directors and employees.  The Code of Conduct is available on the Company’s Corporate Governance website at http://www.ncr.com/company/corporate-governance/code-of-conduct.  To receive a copy of the Code of Conduct, please send a written request to the Corporate Secretary at the address provided above.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company is required to report in this proxy statement any failure to file or late filing occurring during the fiscal year ended December 31, 2017.  Based solely on a review of filings furnished to the Company from reporting persons, the Company believes that all of these filing requirements were satisfied by its directors, officers and 10% beneficial owners except for one late filing reporting one transaction on Form 4 for Mr. Chu during the fiscal year ended December 31, 2017.

Director Compensation

Director Compensation Program

Pursuant to authority granted by our Board, the Committee on Directors and Governance adopted the NCR Director Compensation Program (the “Program”), effective as of April 23, 2013.  The Program provides for the payment of annual retainers and annual equity grants to non-employee members of the Board.  Our Stock Plan, which NCR stockholders approved in 2017, generally caps non-employee director pay at $1 million per calendar year (including cash and equity).

Mr. Nuti does not receive remuneration for his service as Chairman of the Board.  Because he has disclaimed all interest in NCR director compensation payable under the Program or otherwise, Mr. Blank received no NCR director compensation in 2017.

On January 1, 2018 Edward “Pete” Boykin retired from Board service.  Upon his retirement the unvested portion of Mr. Boykin’s 2017 annual equity grant was forfeited, and he received no further compensation under the Program.

Annual Retainer

In 2017 the Committee on Directors and Governance recommended, and the Board approved, that the value of the annual retainer for each non-employee director would remain at $80,000.  The Committee and the Board determined that this amount continued to be appropriate based on, among other things, a desire to retain and attract highly qualified and experienced directors, and the findings of its prior review of competitive board pay practices.  The additional annual retainer for independent Lead Director service remained at $40,000.  Also under the Program, directors receive additional annual retainers for Committee Chair and Committee member services, which amounts remained unchanged in 2017 as follows:

Additional Annual Retainers for Service on Board Committees ($)
Committee	Committee Chair	Committee Members
Audit	34,000	15,000
Compensation and Human Resource Committee	27,000	11,000
Committee on Directors and Governance	18,000	8,000

The Program also provides for Board grants of prorated annual cash retainers to directors who join the Board mid-year.  Mr. Thompson and Ms. Farrington, who joined our Board on October 25 and November 27, 2017, respectively, were granted these prorated annual cash retainers:  Mr. Thompson:  $40,000 (for Board service);  and Ms. Farrington:  $38,950 ($32,800 for Board service and $6,150 for Audit Committee service).

Annual retainers are paid in four equal installments on June 30, September 30, December 31 and March 31.

At the director’s election, annual retainers may be received in:  (i) cash, (ii) NCR common shares, (iii) one-half cash and one-half shares, or (iv) deferred shares distributable after director service ends.  For 2017, Ms. Farrington, Mr. Kuehn and Mr. Thompson elected to receive cash retainers;  Mr. Chu, Mr. Daichendt and Ms. Levinson elected to receive one-half of their retainers in cash and one-half in shares;  and Mr. Boykin, Mr. Clemmer and Mr. DeRodes elected to receive their retainers in deferred shares.

Annual Equity Grant

The Program provides that, on the date of each annual meeting of NCR stockholders, each continuing non-employee director is granted restricted stock or restricted stock units (“RSUs”), the value of which is determined by the Committee on Directors and Governance.  In April 2017 the Committee recommended, and the Board agreed, that the annual equity grant value for each non-employee director would continue to be $225,000.  The Committee and the Board determined that this award value was appropriate for the same reasons noted above for making no changes to the 2017 annual retainer.  Accordingly, on April 26, 2017, the 2017 Annual Meeting date, each continuing non-employee director received under the Program an annual RSU grant valued at $225,000, except for Mr. Thompson and Ms. Farrington who had not yet joined our Board, and Mr. Blank due to his disclaimer noted above.  Ms. Levinson’s additional RSU grant in connection with her service as a member of the Board of Directors of our subsidiary, NCR Brasil – Indústria de Equipamentos Para Automação S.A., remained unchanged, and continued to be valued at $40,000.

The Program also permits mid-year equity grants, prorated based on service during the applicable Board year, for non-employee directors who join our Board mid-year.  Mr. Thompson and Ms. Farrington, who joined our Board mid-year as noted above, were awarded the following prorated mid-year equity grants under the Program:  Mr. Thompson:  3,555 RSUs valued at $112,516;  and Ms. Farrington:  2,919 RSUs valued at $92,270.

RSUs vest in four equal quarterly installments beginning three months after the grant date, and may be deferred at the director’s election.  In 2017 Messrs. Boykin, Clemmer, DeRodes and Kuehn elected to defer receipt of 2017 annual equity grant shares until director service ends.

Director Stock Ownership Guidelines

The Board’s Corporate Governance Guidelines include stock ownership guidelines promoting commonality of interest with our stockholders by encouraging non-employee directors to accumulate a substantial stake in NCR common stock.  The Board recently increased these guidelines, which now encourage non-employee directors to accumulate NCR stock ownership equal to five times (up from four times) the annual retainer amount.  The increased guidelines give newly elected directors five years to attain this ownership level.  Ownership includes shares owned outright, and interests in restricted stock, RSUs or deferred shares, and excludes stock options.  As of December 31, 2017, all of our non-employee directors exceeded the guidelines, except for Mr. Chu who joined our Board in 2015, Mr. Thompson and Ms. Farrington who joined our Board in 2017, and Mr. Blank due to his compensation disclaimer noted above.

Director Compensation Tables

Director Compensation for 2017 ($)
Director Name	Fees Earned in Cash(1)	Stock Awards(2)	Total
Gregory R. Blank	—	—	—
Edward “Pete” Boykin	—	324,128	324,128
Chinh E. Chu	69,500	294,652	364,152
Richard L. Clemmer	—	320,069	320,069
Gary J. Daichendt	54,500	279,624	334,124
Robert P. DeRodes	—	320,069	320,069
Deborah A. Farrington	15,200	92,270	107,470
Kurt P. Kuehn	114,000	225,037	339,037
Linda Fayne Levinson	57,500	322,571	380,071
Matthew A. Thompson	20,000	112,516	132,516

(1) Annual retainers earned in cash in 2017.

(2) Aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of annual equity grants (including deferred grants), and annual cash retainers received in the form of current shares or deferred shares (also referred to as “phantom stock units”).  See Note 7 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for an explanation of the assumptions we make in the valuation of our equity awards.

Grant Date Fair Value(1) of Director 2017 Retainer and Equity Grant Shares ($)
Director Name	Annual Equity RSU Grant	Current Stock in lieu of cash	Deferred Stock in lieu of cash
Gregory R. Blank	—	—	—
Edward “Pete” Boykin	225,037	—	99,090
Chinh E. Chu	225,037	69,614
Richard L. Clemmer	225,037	—	95,032
Gary J. Daichendt	225,037	54,586	—
Robert P. DeRodes	225,037	—	95,032
Deborah A. Farrington	92,270	—	—
Kurt P. Kuehn	225,037	—	—
Linda Fayne Levinson	265,020	57,550	—
Matthew A. Thompson	112,516	—	—

(1) Grant date fair value, as determined in accordance with FASB ASC Topic 718, of annual equity grants (including deferred grants), and annual cash retainers received in the form of current shares or deferred shares (also referred to as “phantom stock units”).  See Note 7 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for an explanation of the assumptions we make in the valuation of our equity awards.

Shares of NCR Common Stock Underlying Director Equity Awards – as of December 31, 2017 (#)
Director Name	Options Outstanding as of 12/31/17	RSUs Outstanding as of 12/31/17	Deferred Shares Outstanding as of 12/31/17
Gregory R. Blank	—	—	—
Edward “Pete” Boykin	—	—	125,852
Chinh E. Chu	—	2,719	—
Richard L. Clemmer	61,167	—	95,322
Gary J. Daichendt	54,015	2,719	—
Robert P. DeRodes	61,167	—	41,217
Deborah A. Farrington	—	2,919	—
Kurt P. Kuehn	10,039	—	35,944
Linda Fayne Levinson	61,167	3,202	8,077
Matthew A. Thompson	—	3,555	—

Proposal 2 – Say On Pay: Advisory Vote on the Compensation of the Named Executives

FOR	The Board of Directors recommends that	✓	Robust oversight by the Compensation Committee
	you vote FOR the proposal to approve	✓	Excellent pay for performance alignment
	the compensation of the named executives.	✓	Strong link between management and stockholder interests

Proposal Details

We currently conduct a Say On Pay vote every year at our annual meeting of stockholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended.  While this vote is non-binding, the Board and the Compensation and Human Resource Committee (the “Committee” as referenced throughout the various sections of this Proposal 2, including the Executive Compensation – Compensation Discussion & Analysis section) value the opinions of our stockholders.  The Committee will consider the outcome of the Say On Pay vote as part of its annual evaluation of our executive compensation program.

Please read the following Executive Compensation – Compensation Discussion & Analysis section and our Executive Compensation Tables for information necessary to inform your vote on this proposal.

How Does the Board Recommend that I Vote on this Proposal?

Board Recommendation

The Board of Directors recommends that you vote to approve, on a non-binding and advisory basis, executive compensation as disclosed in these proxy materials.  Proxies received by the Board will be voted FOR this proposal unless they specify otherwise.

Vote Required for Approval

A majority of all the votes cast by holders of our common stock and Series A Convertible Preferred Stock voting together as a single class (via attendance at the virtual meeting or by proxy) is required to approve the non-binding advisory vote on executive compensation.  Under Maryland law, abstentions and broker “non-votes” will not be counted as votes cast and will have no effect on the votes for this proposal.

Executive Compensation – Compensation Discussion & Analysis

Executive Summary

In 2017 the Committee continued its longstanding practice of linking the total compensation of our named executives to the strategic and financial success of the Company.  Our compensation philosophy requires that a significant portion of total compensation for our Named Executive Officers (the “named executives”) be strongly aligned with Company performance.  We accomplish this by placing a large portion of our executives’ total compensation “at risk” and by requiring our executives to stretch to meet very challenging internal financial metrics that, if achieved, translate into shared value creation with our stockholders.

Company 2017 Financial Performance

2017 Financial Highlights*
✓	Our Software revenue grew 3% to $1.9 billion and Cloud revenue grew 6% to $592 million in 2017.

✓	Our Non-GAAP Diluted Earnings Per Share (EPS) grew 6% to $3.20 per share in 2017.
✓	Our Non-GAAP Operating Income grew by 2% to $853 million in 2017.
✓	Our Free Cash Flow was $453 million for 2017, which enabled NCR to announce its intention to return value to stockholders by repurchasing up to $300 million of its common stock in 2018.
✓	While we saw growth in 2017, we fell short of reaching our threshold performance objectives for our 2017 Long-Term Incentive Plan and Annual Incentive Plan.

* See “Supplementary Non-GAAP Information” for a description of non-GAAP measures and reconciliations of those non-GAAP measures to their most directly comparable GAAP measures.

Our 2017 and 2016 Performance

These charts compare our performance results* for 2017 vs. 2016:

* See “Supplementary Non-GAAP Information” for a description of non-GAAP measures and reconciliations of those non-GAAP measures to their most directly comparable GAAP measures.

Summary of 2017 Compensation Program Actions by Our Committee

The Company’s 2017 compensation program was consistent with its philosophy and objectives of paying for performance, aligning the interests of executives with the interests of stockholders, attracting and retaining executive talent, and adopting competitive, best-practice compensation programs that are appropriate for our Company.  Specific examples of actions taken by the Company in 2017 and early 2018 to carry out this philosophy include:

•

2017 Annual Incentive Plan – Returned to a Traditional Bonus Funding Approach.  In evaluating our Annual Incentive Plan for 2017 we returned to a more traditional bonus funding approach.  We removed the minimum funding concept from the plan where the bonus funding calculation has a threshold (40%), target (100%), and maximum (200%) performance goals that must be achieved for the executive officers to earn any bonus payout.  Consistent with 2016, we continued to use Non-GAAP Operating Income (NGOI) (which includes ongoing pension expense) as our Core Financial Objective for the plan, and Free Cash Flow as a modifier to increase the bonus payout when we exceed our annual financial goal.  This better aligns our performance-based compensation strategy with the key financial metrics that our investors monitor when evaluating our Company’s ongoing performance, and continues to differentiate our Annual Incentive Plan’s financial metrics from the performance goals used for our Long-Term Incentive Program (“LTI Program”).

•

2017 LTI Program – Granted LTI Awards with Performance Conditions and Adopted a 3-year Performance Period.  In evaluating our 2017 LTI Program, the Committee returned to our traditional annual LTI award practice, with no further one-time grants, such as the multi-year Vision 2020 LTI Awards granted in 2016.  In addition, the Committee adopted a new performance-vesting RSU award for 2017 to replace the traditional time-based RSUs granted to executive officers;  the new program requires that a performance goal must be achieved for executive officers to earn any LTI award payout.  The Committee also adopted a three-year performance period (2017-2019) for our 2017 traditional performance-based restricted stock units (RSUs), which extends management’s focus on sustained performance over a longer time period.  For these performance-based RSUs, we continued to use Non-GAAP Diluted Earnings Per Share (NGDEPS) and Software-Related Margin Dollars (SRMD) as the two performance metrics that will determine the LTI award payout, while SRMD will be the performance metric that must be achieved for the performance-vesting RSUs to be earned.  These performance metrics and vesting conditions better link the compensation earned by our executive officers with our key strategic measures, and continue to differentiate our Annual LTI Program financial metrics from our Annual Incentive Plan metrics.

•

No New Economic Profit Plan Awards in 2017 or 2018.  In 2016, the Committee determined that the NCR Corporation Economic Profit Plan established in 2012 (the “EPP”) has achieved its intended purpose of driving the Company’s profitable growth with an efficient use of capital during a period of acquisition-oriented growth.  As such, the Committee did not grant any new opportunity for our executives to earn awards under the EPP during 2017 or 2018, and does not expect to grant any opportunity to earn future awards under the EPP.

•

2017 Cash Bonus Uplift for Strategic Growth Above our Stretch Goals.  For 2017, the Committee established a cash “Bonus Uplift” program for certain named executives and other key leaders focused on our Software and Cloud transformation initiatives (representing supplemental bonus funding under our Annual Incentive Plan) when we deliver results at or above our 2017 “stretch” performance goals on both SRMD and Cloud revenue, as growth for these metrics is essential for the Company to successfully deliver on our Vision 2020 Strategy.

•

Director Pay Cap.  The Company included a $1 million cap on annual non-employee director pay (including cash and equity, per calendar year) in the NCR Corporation 2017 Stock Incentive Plan (“Stock Plan”) approved by our stockholders in 2017.

Our Named Executive Officers

Our Compensation Discussion & Analysis describes NCR’s 2017 executive compensation program for our named executives, who are listed below.  The Committee has sole authority over the program and makes all compensation decisions for our named executives.  For more about the compensation of our named executives, see the Executive Compensation Tables starting on page 69.

            William Nuti – Chairman of the Board and Chief Executive Officer (CEO)

            Robert Fishman – Executive Vice President and Chief Financial Officer (CFO)

            Mark Benjamin – President and Chief Operating Officer (COO)

            Paul Langenbahn – Executive Vice President, Global Software

            Robert Ciminera – Executive Vice President, Global Customer Services(1)

            Michael Bayer – Former Executive Vice President, Global Sales(2)

(1) Mr. Ciminera became Executive Vice President, Global Customer Services, on January 8, 2018.  Before that, he served as Executive Vice President, Hardware Product Operations.

(2) Mr. Bayer separated from service with the Company effective September 29, 2017.

Our Executive Compensation Philosophy

Our executive compensation program rewards executives for achieving and exceeding the Company’s strategic business and financial goals.  We accomplish this by linking compensation to Company-wide metrics and operational results for areas that each member of our executive team directly controls.  The Committee regularly evaluates the elements of our program to ensure that they are consistent with both Company and stockholder short-term and long-term goals, given the dynamic nature of our business and the markets where we compete for talent.  The Committee annually approves the design of our executive compensation program, performance objectives, performance and compensation levels and final compensation for our named executives.

Executive Compensation Program Design – Factors We Consider

When designing our executive compensation program, the Committee considers actions that:

Reward achieving multi-year vision 2020 strategy Attract, retain, develop & motivate top talent Provide competitive “at-risk” pay & target incentives Guiding compensation design principles Reward solution innovation & customer experience Reward value creation & stockholder interest alignment Reward achieving software/cloud growth & margin goals

Stockholder Outreach and Most Recent Say On Pay Vote

Consistent with our strong commitment to engagement, communication and transparency, we proactively solicit our stockholders’ views on our executive compensation program, corporate governance, and other strategic issues.  During 2017 and early 2018, we reached out to investors holding a majority of our shares to discuss their thoughts and receive feedback on our compensation philosophy and programs, including eight of our ten largest investors whom we had identified as voting against our Say-on-Pay proposal at the 2017 Annual Meeting.  Members of our management team, along with independent directors serving on the Committee, including the Committee Chair, conducted these meetings with investors that responded to our outreach efforts.

During these conversations, we reviewed our corporate vision, our overall business strategy, our strategic offerings, and our forward-looking business transformation into a software and solutions focused company.  We reviewed how we use the compensation program to further our strategy and regularly review our compensation practices to ensure that they continue to do so.  Additionally, we reached out to representatives of proxy advisory groups to receive their feedback as well.

We engaged in a robust investor outreach effort due in part to the results of our Say on Pay vote at our 2017 Annual Meeting, at which 61.5% of votes were cast “for” our executive compensation program.  Although these results do reflect support of our compensation philosophy and our pay practices, these results represent a decline from our 2016 vote of 80.1% support, and our 2015 vote of 87.6% support.  Our Board and management determined that the Company should conduct enhanced outreach efforts, particularly with those stockholders who voted against our Say on Pay proposal at our 2017 Annual Meeting.

The Committee views stockholder engagement and the feedback received as essential to developing and improving our executive compensation program as well as getting general feedback on governance and other matters.  We plan to continue our stockholder outreach annually so we can continue to gain valuable feedback obtained during these discussions.

Summary of Compensation Program Changes During Fiscal Year 2017

Based in part on feedback from our stockholders, our compensation programs have evolved and significant changes were made during 2017.  The following table summarizes those changes:

2016 Compensation Practices	What We Heard from Our Stockholders	2017 Compensation Actions
• MIP funded at additional 20% due to exceeding free cash flow hurdle and balancing for reducing bonus payouts earned in prior years	• Consider removing any positive discretion by the Committee to increase any payouts under the annual incentive plan	• For the 2017 annual incentive plan payout, no “positive discretion” was applied and no additional payout funding was approved by the Committee
• The MIP included a minimum 40% funding, coupled with a success sharing mechanism that provided additional bonus funding for Company performance achieved above an aggressive performance hurdle	• Consider removing any minimum funding under the MIP

•  Eliminated the minimum funding and returned to a more traditional bonus funding with Threshold (40%), Target (100%) and Maximum (200%) performance goals where no payout is earned if Threshold is not achieved

• 2-year performance period for performance-based RSUs granted as part of our Annual LTI Awards	• Consider extending the performance period for Annual LTI Awards beyond 2 years	• Extended the performance period for performance-based RSUs from 2 to 3 years for the 2017 Annual LTI Awards
• Provided one-time, multi-year LTI Awards as part of NCR’s Vision 2020 Strategy to accelerate our Software transformation efforts	• Although rigorous stock price hurdles were applied to the one-time, multi-year LTI Awards, consider returning to more traditional equity grant practices	• Returned to a more traditional Annual LTI Award practice for 2017. No additional Vision 2020 LTI Awards, which were intended to be one-time awards, were granted after 2016
• Annual LTI Awards granted in a mix of 75% performance-based RSUs & 25% time-based RSUs	• Stockholders appreciate and support NCR’s commitment to “Pay for Performance” in its granting of LTI awards	• 100% of Annual LTI Awards granted to executive officers in 2017 require that a performance condition must be achieved before any payout is earned

Independent Compensation Consultant

The Committee retains and is advised by Frederic W. Cook & Co., Inc. (FWC), a national executive compensation consulting firm, to assist in review and oversight of our executive compensation programs.  The Committee considers FWC’s advice and recommendations when making executive compensation decisions.  FWC is independent of the Company’s management, and reports directly to the Committee.  FWC representatives attended substantially all meetings of the Committee in 2017.  Our CEO is not present during

Committee and FWC discussions about CEO compensation.  Also, FWC reports on CEO compensation are not shared with our CEO.  For more about FWC’s role as advisor to the Committee, see the Compensation and Human Resource Committee section starting on page 24.

Management Recommendations

The Committee also considers recommendations from our Chairman and CEO, our President and COO, and our Executive Vice President, Chief Administration Office & Chief Human Resources Officer, when designing our executive compensation programs, establishing goals for annual and long-term incentive awards, and making executive compensation decisions for executives other than our CEO.  Our CEO attends all Committee meetings and participates in the general discussion at the meetings.  However, the CEO and management do not participate in Committee discussions about CEO compensation or otherwise make recommendations about CEO compensation.

Best Practices in NCR Executive Compensation

Our executive compensation program features many best practices:

	WHAT WE DO	WHAT WE DON’T DO
✓	Pay for Performance. A significant portion of our named executives’ compensation is “at risk” and delivered only if rigorous performance goals established by the Committee are achieved.	×

No Guaranteed Annual Salary Increase or Bonus.  Salary increases are based on individual performance evaluations and certain competitive considerations, while annual cash incentives are tied to corporate and individual performance, as well as customer satisfaction (subject to limited exceptions for new hire transitions).

✓

Strong Link Between Performance Goals and Strategic Objectives.  We link performance goals for incentive pay to financial objectives and operating priorities designed to create long-term stockholder value.

		×	No Plans that Encourage Excessive Risk Taking. Based on the Committee’s annual review, none of our pay practices incentivize employees to engage in unnecessary or excessive risk-taking.
✓

Independent Compensation Consultant. The Committee retains an independent compensation consultant to evaluate and advise on our executive compensation programs and practices, as well as named executive pay mix and levels.

		×	No Hedging or Pledging of NCR Securities. Our policies prohibit hedging and pledging of the Company’s equity securities.
✓

Benchmark Peers with Similar Business Attributes and Business Complexity.  The Committee benchmarks our executive compensation program and annually reviews peer group membership with its independent compensation consultant.

		×	No Repricing Stock Options. Our Stock Plan prohibits repricing of stock options without prior stockholder approval.
✓	Strong Compensation Clawback Policy. Executive awards are subject to clawback in specified circumstances.	×	No Excessive Perquisites. We offer only limited perks to be competitive, to attract and retain highly talented executives and ensure their safety and focus on critical business activities.
✓

Robust Stock Ownership Guidelines. We require named executives to meet our guidelines, which range from two to six times base salary, and to maintain the guideline ownership level after any transaction.

		×	No Dividends or Dividend Equivalents Paid on Unvested Equity Awards. Equity awards must vest before dividends are payable.
✓	Double Trigger Benefits in the Event of a Change in Control. Equity awards do not automatically vest in a change in control of NCR unless employment also ends in a qualifying termination.	×

No Excise Tax Gross-ups.  New Change in Control Severance Plan participants (since 2010) are not eligible for excise tax gross-ups, and no tax gross-ups on any perquisites other than standard relocation benefits.

✓	Reasonable Change in Control Severance. Change in control severance benefits are three times target cash pay for the CEO and COO, and two times target cash pay for other eligible senior executives.	×

No Special Executive Pension Benefits. There are no special executive pension benefits for any executives, and no broad-based pension benefits except for limited and frozen pension benefits for one named executive.

✓	Stockholder Outreach. We regularly engage with our stockholders to better understand and consider their views on our executive compensation programs and corporate governance practices.	×	Trading of NCR Stock. We require that all executive officers trade in NCR common stock only pursuant to a Rule 10b5-1 trading plan.

Key Elements of 2017 Executive Compensation

The key elements of our 2017 executive compensation program are shown in the chart below.  Each element of the program has a specific purpose in furthering our compensation objectives.

	Fixed				Variable
	Base Salary		Annual Incentives		Annual Incentives: Cash Uplift		Long-Term Incentives: Traditional Equity LTI Awards
Key Features	– –	Competitive fixed level of cash income Reviewed annually and adjusted when appropriate	–	Variable compensation payable annually in cash if performance goals achieved	–	Variable compensation payable annually in cash to a limited group of executives if aggressive, business-strategic “stretch” goals are achieved	– –

Traditional performance-based RSUs vest 42 months after grant based on performance over a three-year period

New performance-vesting RSUs vest 1/3 on each anniversary of the grant date provided a performance condition is met

Why We Pay This Element	– –	Provides a base level of competitive cash pay for executive talent Promotes appropriate risk taking	– –

Motivates and rewards executives for performance on key Company-wide financial metrics and customer satisfaction

Executive-specific objectives motivate our team to achieve goals in areas they can influence

– –

Motivates and rewards select executives that have responsibility for driving specific Software and Cloud-related Company-wide strategic objectives

Growth in these metrics delivers on the Vision 2020 Strategy

							– –	Aligns executive pay and stockholder interests and serves to retain executive talent Motivates executive performance on key long-term measures to build multi-year stockholder value
How We Determine Amount	–	Committee approves based on role, external market, and internal comparable salary levels	– – –

NGOI performance threshold must be achieved for any payout

Maximum award as % of NGOI is 1.5% for CEO and 0.75% for other named executives

Award payout ranges:

- Financial Metrics:

0% – 200%

- Individual Goals:

0% – 150%

- Customer Success:

0% or 10%

					– – –	NGOI performance threshold must be achieved for any payout Supplemental bonus funding occurs if both “stretch” performance goals are achieved Bonus Uplift for eligible executives: 0% or 50%	– – – –

RSU grant mix:

-75% Traditional performance-based RSUs

-25% Performance-vesting RSUs

Performance threshold of 20% Return On Capital must be achieved for any payout

Performance–based RSU payout ranges from 0% to 150%

Performance-vesting RSU payout of 0% or 100%

2017 Executive Compensation Program Highlights

The Company’s 2017 executive compensation program was consistent with its philosophy and objectives of paying for performance, aligning the interests of executives with the interests of stockholders, attracting and retaining executive talent, and adopting competitive best-practice compensation programs that are appropriate for our Company.  For specific examples of actions taken by the Company in 2017 to carry out this philosophy, see the Summary of 2017 Compensation Program Actions by our Committee section starting on page 35.

2017 Compensation Pay Mix and “At Risk” Highlights

The portion of performance-based and “at risk” compensation increases directly with an executive’s role and responsibility within the Company, ensuring that our senior executives are held accountable to our stockholders.  The charts below show that a very significant portion of our CEO’s 2017 target total pay, 92%, is directly linked to the performance of the Company through quantitative performance metrics and qualitative goals that support the strategy of the organization and are approved each year by the Committee.  Our CEO’s pay mix is significantly more “at risk” than the average of other CEOs in our peer group.  The percentage of target total pay that is directly linked to the performance of the Company for our other named executives averaged 83% for 2017, which is also more heavily weighted to performance-based and “at risk” than the average of other named executives in our 2017 peer group.

2017 Target Total Direct Compensation Pay Mix

NCR CEO: Target Pay Mix	Peer Group CEO: Target Pay Mix

NCR Other Named Executives: Target Pay Mix(1)	Peer Group Other Named Executive Officers Target Pay Mix

(1) Because Mr. Bayer separated from service on September 29, 2017, he is not included in the Target Pay Mix chart shown above.

2017 “At Risk” Target Pay vs. Fixed Pay Mix

For our CEO and our other named executives, the 2017 ratio between performance-based pay (including performance-based equity and annual cash incentives) and fixed pay (base salary) is significantly more “at risk” than the pay mix of other CEOs and named executive officers in our peer group.

NCR CEO Target Pay: “At Risk” vs. Fixed Pay	Peer Group CEO Target Pay: “At Risk” vs. Fixed Pay

NCR Named Executives Target Pay: “At Risk” vs. Fixed Pay(1)	Peer Group Named Executive Officers Target Pay: “At Risk” vs. Fixed Pay

(1) Because Mr. Bayer separated from service on September 29, 2017, he is not included in the “At Risk” vs. Fixed Pay chart shown above.

Understanding Our CEO’s Target Pay vs. Realizable Pay

Because such a significant portion of the compensation of our named executives is performance-based and therefore “at risk,” we review the “target” compensation awarded compared to the “realizable” compensation of our CEO to track the alignment and effectiveness of the pay-for-performance strategy across our executive compensation program.  To complete this analysis, we compare the value of the “target” compensation awarded at the time of grant to the value of realizable compensation (or pay earned) each calendar year to reflect (a) the Company’s performance in achieving its short-term and long-term goals reflected in our performance-based payouts, and (b) the value of our LTI awards upon vesting, or if earned but unvested, the value at our Company’s stock price at year-end.  This Table shows the CEO’s “target” versus “realizable” compensation for the previous three fiscal years:

	Our CEO’s Target Pay vs. Actual “Realizable” Pay
	Target Pay(1) ($M)					“Realizable” Pay(2) ($M)					“Realizable” vs. Target Pay
Year	Base	Target Bonus	Equity	EPP	Total	Base	Actual Bonus	Equity	EPP	Total
2017	$1.0	$1.5	$10.0	$0.0	$12.5	$1.0	$0.0	$1.7	$0.0	$2.7	22%
2016	$1.0	$1.5	$15.0	$0.0	$17.5	$1.0	$1.0	$32.9	$0.0	$34.9	199%
2015	$1.0	$1.5	$8.0	$1.5	$12.0	$1.0	$0.0	$10.2	$2.0	$13.2	110%

(1) Target Pay for each year includes:  base salary, target annual incentive bonus, grant date fair market value of all equity awards, plus the projected EPP Bonus Credit award based on the financial plan established for the 2015 performance year (no EPP Bonus Credits were awarded after 2015).

(2) “Realizable” Pay for each year includes:  base salary, actual bonus received, the fair market value of outstanding unvested equity awards granted each year as of December 31 of the applicable year, the fair market value of vested equity awards on the vesting date, and, for 2015, the actual EPP Bonus Credit award based on the actual economic profit for that year.  The 2015 annual performance-based LTI award granted on February 23, 2015 is reflected at 114.5% of target (payout earned).  The 2016 annual performance-based LTI award granted on February 24, 2016 is reflected at 148.2% of target (payout earned).  The Vision 2020 LTI Awards granted on February 24, 2016 with the $35 and $40 price target contingencies are reflected at 100% of target (payouts earned on December 6, 2016 and January 5, 2017 respectively).  The 2017 annual traditional performance-based LTI award granted on February 27, 2017 is reflected at 0% of target because the award was not earned.  The 2017 performance-vesting LTI award granted on February 27, 2017 is reflected at 100% of target.

This Table shows that our executive compensation program is designed so that the amount of pay that our CEO actually realizes (or earns) will be higher or lower than the target amount approved by the Committee, depending on the Company’s stock price performance, the actual level of achievement of the various financial goals, any Committee discretionary reductions and the timing of the various payouts.  Because it highlights how clearly our CEO’s actual realizable pay is directly tied to Company performance, this Table demonstrates the strength in the alignment of long-term interests that currently exists between our CEO and stockholders.  This Table is supplementary to, and is not intended to be a substitute for, the Summary Compensation Table included in these proxy materials.

Comparing Our CEO’s Realizable Pay with Company Performance

This Table compares our CEO’s realizable compensation to Company performance over the last three years:

	CEO Realizable Pay vs. Company Performance
	CEO Realizable Pay			Company Performance
Year	“Realizable” vs. Target Pay	Bonus Payout Earned	Performance LTI Award Earned(1)	NGOI Results ($M)	NCR 1-Year Total Shareholder Return (TSR)(2)	NCR 1-Year TSR Percentile Rank for Peer Group(2)
2017	22%	0%	0%	$853	-16%	8%
2016	199%	68%	148.2%	$840	66%	100%
2015	110%	0%	114.5%	$820	-16%	33%

(1) The 2015 annual performance-based LTI award granted on February 23, 2015 is reflected at 114.5% of Target (payout earned).  The 2016 annual performance-based LTI award granted on February 24, 2016 is reflected at 148.2% of Target (payout earned).  The 2017 annual performance-based LTI award granted on February 27, 2017 is reflected at 0% of target because the award was not earned.  The 2017 performance-vesting LTI award granted on February 27, 2017 is reflected at 100% of target (payout earned).  The Vision 2020 LTI Award granted on February 24, 2016 with the $35 and $40 price target contingencies is reflected at 100% of target (payouts earned on December 6, 2017 and January 5, 2017, respectively), and subject to the executive’s continued service with the Company through the vesting dates.

(2) The TSR Percentile Rank measurement is from calendar year-end to calendar year-end.

We believe the high correlation between the pay Realizable by our CEO over the past three years and our performance as measured by TSR demonstrates a strong alignment between our CEO’s Realizable pay and Company performance.  The above Table is supplementary to, and is not intended to be a substitute for, the Summary Compensation Table included in these proxy materials.

Our Process for Establishing 2017 Compensation

Our Committee has the sole authority to establish compensation levels for our named executives.  When making compensation decisions, the Committee carefully examines:

•	External Market Analysis – including reports by the Committee’s independent compensation consultant on peer group member pay data and external market surveys;

•	Internal Compensation Analysis – including management reports on comparable internal compensation levels and compensation history; and
•

Recommendations  – from our CEO, our President & COO, and our Executive Vice President, Chief Administration Office & Chief Human Resources Officer, about compensation for named executives, except the Committee does not consider management recommendations when making decisions about CEO compensation.

External Market Analysis – Peer Group and Survey Data

We use several methods to examine the various elements of our executive compensation program to determine the competitive market and understand current compensation practices.  In general, the Committee considers the median of the peer group data described below when establishing base salary, annual incentive, and long-term incentive opportunities.  The Committee retains the flexibility to make adjustments to respond to market conditions, promotions, individual performance, and internal equity.  The Committee also reviews broad-based survey data prepared by its independent compensation consultant and considers key business decisions that can impact compensation.

Compensation Peer Group Selection.  The Committee reviews the Company’s compensation peer group annually with its independent compensation consultant, and makes changes to the group to the extent determined appropriate based on changes in peer business attributes.  The consultant then produces for the Committee’s review an independent analysis of the cash and equity compensation for the five highest compensated executives at each company within the final peer group, and a comparison of our similarly ranked named executives to the 25th, 50th and 75th percentiles of the peer group.  The analysis also includes comprehensive modeling of long-term incentive costs and resulting levels of stockholder value transfer and dilution, which the Committee considers when developing the aggregate annual budget for equity compensation awards.

The unique combination of industries represented by our core business creates challenges in identifying comparable companies for executive compensation analysis.  We select our peer group by examining other companies in terms of industry, size and recruiting in our GICS (Global Industry Classification Standard) industry group that are in the software and services or technology hardware industries, and are of reasonably similar size based on annual revenues, market capitalization, operating income and enterprise value.  In addition, we look at variances to these metrics based on unique circumstances.  We also consider other companies outside our GICS industry group where we compete for talent.

Final 2017 Peer Group.  The Committee carefully reviewed our prior peer group, and with the advice of its independent compensation consultant made these changes to our 2016 peer group for purposes of benchmarking our 2017 executive compensation program:

(i)	First Data Corporation was added as it is a software/services company that better aligns with the continuing shift of NCR’s business profile towards software/services; and

(ii)	SanDisk was removed as it was acquired by Western Digital in 2016.

Our 2017 peer group therefore consisted of the following companies:

Our Peer Group Companies – 2017 Compensation
Adobe Systems	First Data	Pitney Bowes
CA Technologies	Harris	Salesforce
Citrix Systems	Intuit	Seagate
Diebold Nixdorf	Juniper	Symantec
Fidelity Info Services	Keysight Technologies	VMware
Fiserv	NetApp	Western Digital

External Market Surveys.  The Committee reviewed a comprehensive analysis and assessment prepared by its independent compensation consultant, which showed the competitive position of our named executive pay mix and levels compared to the marketplace using a combination of proxy data from our peer group, as well as general market data provided by the Company.  Market survey data includes surveys concentrated on companies in both general and high-tech industries, which encompass the Company’s competitors and non-competitors.  The broad-based surveys give us access to market data for numerous companies under a consistent methodology to assist our understanding of market trends and practices.  The market surveys used were:

•

Towers Watson General Industry Executive Compensation Survey – U.S., including data on corporate-wide roles for companies with global corporate revenue of $6-10 billion, and data for other roles for companies with appropriate group/division size based on revenue.

•	Towers Watson High Tech Executive Compensation Survey – U.S., including data for companies with appropriate unit size based on revenue.
•	Radford Global Technology Survey – Global, including data for companies with appropriate group/division size based on revenue.

The Committee considers market median levels when setting compensation levels, but retains flexibility to set compensation above or below the median based on individual considerations.  When setting 2017 compensation levels, the Committee considered our peer group’s proxy data for chief executive officer and chief financial officer with a 100% weighting for Mr. Nuti and Mr. Fishman.  For Mr. Benjamin, Mr. Langenbahn, Mr. Ciminera, and Mr. Bayer, the Committee considered our peer group’s proxy data for similar positions with a 75% weighting, and general market survey data for similar positions with a 25% weighting.

Internal Compensation Analysis –Tally Sheets and Internal Equity

•

Tally Sheets.  At each regular Committee meeting considering compensation changes, the Committee reviews comprehensive internal tally sheets showing the total compensation opportunity provided to our named executives over a three-year period.  The tally sheets allow the Committee to review the degree to which historic, current and projected compensation, including unvested equity awards, support the Company’s pay-for-performance philosophy and retention objectives.  The Committee uses the data in the tally sheets to assess actual and projected compensation levels.  The tally sheets are also used to compare year-over-year compensation as part of the process of establishing competitive compensation levels for the following year.

•

Internal Equity.  The Committee also reviews internal reports on named executive base salaries and incentive plan targets compared to internal peers.  To maintain a fair balance throughout the executive level at the Company, we strive for a level of consistency in compensation.  Differences in compensation are based on degree of judgment associated with and the strategic nature of particular executive roles, as well as individual performance measured both objectively and subjectively.  For 2017, our CEO’s total target direct compensation (base salary, target annual bonus award, and target long-term incentive award excluding any EPP payouts) was approximately 2.4 times that of the next highest-paid named executive.  The Committee considers this an appropriate ratio, taking into account our CEO’s overall leadership responsibility, the competitive market compensation rate for CEO talent, the strategic nature of the CEO position as the senior executive leading the organization, the extent and scope of his responsibilities, his performance and his additional role as Chairman of the Board of Directors.

Recommendations

The Committee also considers recommendations from our Chairman and CEO, our President and COO, and our Executive Vice President, Chief Administration Office & Chief Human Resources Officer, when establishing compensation levels for named executives other than the CEO.  The CEO and management do not participate in any Committee discussions about CEO compensation.

2017 Executive Compensation Program Details

Base Salaries for 2017

We attempt to set base salaries at a level competitive with our peer group.  This helps us attract and retain top quality executive talent, while keeping our overall fixed costs at a reasonable level.

For 2017, the Committee approved these base salaries for our named executives:

Summary of 2017 Base Salary Actions
Named Executive	Effective Date of Most Recent Base Salary Action	Base Salary on December 31, 2017		Rationale for Base Salary Actions
William Nuti	August 8, 2005	$1,000,000		No Change
Robert Fishman	March 26, 2016	$625,000		No Change
Mark Benjamin	October 17, 2016	$750,000		No Change
Paul Langenbahn	January 1, 2017	$600,000		Promotion to Executive Vice President, Global Software
Robert Ciminera	January 1, 2017	$500,000		Promotion to Executive Vice President, Hardware Product Operations
Michael Bayer	January 1, 2017	$575,000	(1)	Competitive position and additional responsibilities

(1) Mr. Bayer’s annual salary as in effect on September 29, 2017 (the date of his separation from service).

Annual Incentives for 2017

Annual Incentive Plan Opportunity for 2017

The 2017 Annual Incentive Plan opportunity for our named executives was comprised of our:

Management Incentive Plan Bonus	+	Customer Success Bonus

Mr. Benjamin, Mr. Langenbahn and Mr. Bayer each had an additional annual incentive plan opportunity for 2017, as described in the Software & Cloud Cash Bonus Uplift Program – Stretch Objectives section below.

Setting Annual Incentive Targets

At the beginning of the performance year, the Committee establishes a total target bonus for each named executive as a percentage of base salary for purposes of both the Management Incentive Plan (“MIP”) and the Customer Success Bonus.  This total target bonus percentage has three components:

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MIP—Core Financial Objectives Target Bonus, which is a target bonus percentage that is then multiplied by a Company-wide performance factor generated by achieving a Non-GAAP Operating Income (NGOI) core financial goal with a Free Cash Flow (FCF) modifier (the “Core Financial Objectives”);

•	MIP—Individual Performance Modifier, which is a MIP percentage modifier based on each named executive’s achievement of individual performance goals (or “MBOs”); and

•	Customer Success Target Bonus, which is the target bonus (10% for all named executives) linked to the Company’s overall customer success survey results.

Calculating Annual Incentive Awards

The calculation of Annual Incentive Plan awards includes our MIP and Customer Success Bonus components as follows:

Total Annual Incentive Plan Bonus Opportunity – 2017

		Management Incentive Plan (MIP)				Customer Success Bonus

MIP Bonus Target (%)	x	Core Financial Objectives	x	Individual Performance Modifier	+	Payout Linked to Our Customer Success Survey Results	=	Actual Bonus Payout (%)

		(Range: 0% to 200%)		(Range: 0% to 150%)		(Range: 0% or 10%)

MIP Core Financial Objectives for 2017

The Committee established the MIP Financial Objectives for 2017 based on:

Non-GAAP Operating Income (NGOI)	and	Free Cash Flow

NGOI Objective

For 2017, the Committee retained NGOI as the primary Core Financial Objective.  We use NGOI as the primary MIP bonus funding mechanism because it is:

•	one of our key business imperatives –driving profitable growth by increasing revenue and controlling operating costs;

•	balanced with driving a strong focus on asset utilization, working capital and cash flow;
•	simple to calculate and easily understood by both employees and stockholders;

•	a measure we can track throughout the year; and

•	a critical measure investors use to assess our annual performance.

Free Cash Flow Objective

The Committee retained Free Cash Flow as the other Core Financial Objective, which is used as a modifier to the MIP bonus funding mechanism once a target level of NGOI is achieved.  We use Free Cash Flow because it:

•	represents another one of our key business imperatives and critical performance measures;

•	tracks the resources available for the Company to invest in new technology and innovation that fuels future growth;
•	rewards the leadership team for maximizing our cash flow from operations; and

•	encourages management to focus on working capital.

MIP Core Financial Objectives – Definitions and Impacts

The 2017 MIP Core Financial Objectives, including the definitions and impact of each, are shown in this chart:

MIP – Core Financial Objectives for 2017
Financial Objective	Definition	Impact on Our Financials	Impact on Our Behavior

NGOI(1)

Our income (loss) from operations as reported under generally accepted accounting principles, excluding certain special items as described in our annual financial report (see reconciliation on page 95 of Form 10-K – referred to as “segment operating income”).

		Profit (Loss) on our Income Statement (non-GAAP).	Forces decision-making to produce results aligned to achieving our long-term strategic objectives. Management can be rewarded only when they drive profitable growth.

Free Cash Flow(1)

Our net cash provided by operating activities and discontinued operations, less capital expenditures for property, plant and equipment, less additions to capitalized software, discretionary pension contributions and pension settlements (see reconciliation on page 35-36 of Form 10-K).

		Income Statement and Statement of Cash Flows (non-GAAP).	Forces decision-making to provide available cash for investment in our existing businesses, strategic acquisitions and investments, repurchase of NCR stock, and repayment of debt obligations.

(1) NGOI and Free Cash Flow are non-GAAP measures.  Income from operations and net cash provided by operating activities, respectively, are the most directly comparable GAAP measures.

MIP Core Financial Objectives – 2017 Performance Hurdles and Payout Cap

As previously noted, based on feedback received from our investor outreach efforts, the Committee removed the minimum funding provision from the MIP for 2017, and returned to a more traditional funding approach.  The threshold, target, and maximum funding levels of NGOI, if achieved, would result in preliminary funding of the MIP bonus at 40%, 100%, and 200%, respectively.  Funding levels are interpolated between these points.  No MIP funding occurs if results do not exceed the NGOI threshold.  If NGOI exceeds target, accelerated funding occurs if the Free Cash Flow goal is also achieved.  However, in no event can the 2017 MIP funding exceed 200%.

On February 21, 2017, the Committee decided when establishing our 2017 MIP that performance results would be determined on a constant currency basis to eliminate the impact of foreign currency fluctuations during the performance period, based on the same foreign exchange rates used to establish the Company’s 2017 financial plan.

•

NGOI Performance Threshold:  The Committee established an NGOI Performance Threshold of $920 million for 2017 (before constant currency adjustment) before any MIP can be paid;  this represents a 9.5% increase over the Company’s NGOI results of $840 million for 2016.

•	Free Cash Flow Hurdle: The Committee established a Free Cash Flow Target Performance Goal of $550 million for 2017, to be used as a modifier to the MIP bonus funding mechanism.

The Committee’s establishment of challenging MIP performance hurdles requires our named executives to achieve significant annualized NGOI and Free Cash Flow to receive a payout.

Absolute Limit on MIP Payouts and Committee Discretion.  The annual bonus otherwise payable under the MIP is also subject to an absolute limit based on the Company’s performance.  For 2017, the maximum annual bonus payout opportunity is 1.5% of NGOI for our CEO, and 0.75% of NGOI for our other named executives.  The Committee retains the discretion to decrease, but not increase, the final Annual Incentive Plan payout earned.

MIP – Management By Objectives (MBOs)

In addition to the Core Financial Objectives, we establish multiple individual objectives, called MBOs, for each of our named executives.  These individual objectives are assigned to our named executives based on their areas of influence, and on objectives that are critical for the Company’s achievement of its overall financial goals and stretch internal objectives.  Based on the extent to which a named executive satisfies his or her MBOs, the Committee determines an “individual performance modifier” that increases or decreases the preliminary MIP bonus determined by the Core Financial Objectives.  The individual performance modifier can range from 0% for poor performance to 150% for exceptional performance.

The Committee established multiple MBOs for our CEO, and in conjunction with the CEO, for each named executive.  The MBOs selected directly complement our 2017 corporate strategic goals to:

•	Continue to shift focus towards Software/Cloud solutions and services as our primary source of annual revenue and margin;

•	Deliver revenue growth, margin expansion and our software plan;

•	Introduce product and solution innovation that continues to delight our customers;
•	Build enterprise platforms that enable development of disruptive and industry-aligned omni-channel solutions and offerings for our customers;

•	Forecast accuracy and operational excellence; and

•	Drive talent, culture and employee engagement.

Customer Success Bonus for 2017

Because of the critical importance of customer retention, customer referrals and customer relationships, we continue to maintain our Customer Success Bonus as a separate component of our Annual Incentive Plan, with its own separate reward structure.  We link our Customer Success objective to a semi-annual survey of customers conducted by an independent third party.  The actual payout for this component is determined at the discretion of the Committee for our CEO, and at the discretion of the CEO for our other named executives.

Annual Incentive Plan – Total Bonus Opportunity for 2017

For 2017 the Committee established MIP annual incentive targets for our named executives based on peer group data and positioning within the senior leadership team.  The 2017 target MIP and Customer Success annual incentive opportunities for our named executives were:

2017 Annual Incentive Plan – Targets and Total Bonus Opportunity (% of Base Salary)
Named Executive	MIP Target	Customer Success Target	Total Annual Bonus Target (MIP Target + Customer Success Target)	Total Annual Bonus Opportunity(1)
William Nuti	140%	10%	150%	0% to 430%
Robert Fishman	100%	10%	110%	0% to 310%
Mark Benjamin	115%	10%	125%	0% to 355%
Paul Langenbahn	100%	10%	110%	0% to 310%
Robert Ciminera	100%	10%	110%	0% to 310%
Michael Bayer	100%	10%	110%	0% to 310%

(1) Total Annual Bonus Opportunity includes any Software & Cloud Cash Bonus Uplift Program opportunity shown in the Software & Cloud Cash Bonus Uplift Program – Stretch Objectives Table below.

By way of illustration, in the case of our CEO, if the Core Financial Objectives were achieved at the maximum level, this could generate a preliminary MIP bonus funding of 280% (200% of his 140% target bonus).  Further, if he were to achieve the maximum individual performance modifier of 150%, his bonus payout could increase to 420% (150% of his preliminary MIP bonus funding of 280%).  If the Customer Success objective (10%) were also met, his total Annual Incentive Plan bonus payout could be as high as 430% of his base salary, or if the goals are not achieved, payout is at 0%.

Annual Incentive Plan – Objectives, Results and Payouts for 2017

MIP Core Financial Objective and Customer Success Results and Payout Funding

The Committee established the 2017 Core Financial Objectives to align with our corporate goals as shown in the Chart below.  The Chart below shows the NGOI Core Financial Objective on a constant currency basis as determined appropriate by the Committee when the 2017 MIP was established.  Also shown are the MIP performance results, annual incentive payouts earned, and funding approved for our named executives for the 2017 performance year.

NGOI for 2017 was $853 million which did not exceed the NGOI Performance Threshold of $920 million on a constant currency basis.  Because NGOI Threshold performance was not met, the Free Cash Flow Goal did not apply as a modifier for 2017.  These performance results against our internal annual incentive plan financial metrics resulted in an earned payout of 0% of Target.

The 2017 Annual Incentive Plan objectives, results, earned payout and funded payout are shown in this Chart:

2017 Annual Incentive Plan – Performance Objectives, Results and Funding
	MIP Performance Objectives ($M)(1)
MIP Discretionary Objectives	Threshold (40% Funded)	Target (100% Funded)	Maximum (200% Funded)	MIP Performance Results ($M)	MIP Payout Funding
Non-GAAP Operating Income	$920	$960	$1,040	$853	0%
Free Cash Flow(2)	—	$550	—	$453
Customer Success Objective	Payout Linked to Overall Satisfaction of Our Customers			Below Expectations	0%

(1) The NGOI Objectives are shown on a constant currency basis as determined appropriate by the Committee.

(2) Because the NGOI Target objective was not satisfied, Free Cash Flow did not apply as a modifier.

Individual Performance Modifier Assessment

Although Mr. Nuti and other named executives did achieve and exceed many of their 2017 individual objectives, collectively the Company’s financial performance did not meet expectations, and 2017 results fell short of the MIP’s threshold performance objectives.  Therefore, it was determined that no MIP awards would be paid to the CEO or any other named executives for 2017 in keeping with our pay-for-performance philosophy.  While individual objectives were established for Mr. Bayer, he was not eligible to receive any 2017 MIP award due to his September 29, 2017 separation from service with the Company.

Annual Incentive Plan – Final 2017 Payouts for MIP and Customer Success

The total annual bonus payments approved for each named executive for the 2017 performance year were:

2017 Annual Incentive Plan – Final Payout Calculation
Named Executive	MIP Target (1)	Funded MIP Payout (% of Target)	Funded MIP Payout (Before IPM)	Individual Performance Modifier	MIP Payout (After IPM)	Customer Success Payout (10% of Target)	Total Bonus Payout
William Nuti	$1,400,000	0%	$0	0%	$0	0%	$0
Robert Fishman	$625,000	0%	$0	0%	$0	0%	$0
Mark Benjamin	$862,500	0%	$0	0%	$0	0%	$0
Paul Langenbahn	$595,193	0%	$0	0%	$0	0%	$0
Robert Ciminera	$497,308	0%	$0	0%	$0	0%	$0
Michael Bayer	$452,404	0%	$0	0%	$0	0%	$0

(1) Based on actual salary paid during the year.

Software & Cloud Cash Bonus Uplift Program – Stretch Objectives

In 2017 the Committee established a special Software and Cloud Cash “Bonus Uplift” Program as part of the Management Incentive Plan in which stretch objectives were set for certain named executives and other key leaders.  The stretch objectives provided the opportunity to earn an additional 50% on top of the 2017 annual incentive plan bonus funding, subject to a cap of the total 2017 annual bonus opportunity shown in the 2017 Annual Incentive Plan – Targets and Total Bonus Opportunity Table above.  This additional funding was payable only if our 2017 stretch goals were achieved on both Software-Related Margin Dollars and Cloud revenue strategic objectives determined on a “make or miss” basis, where the payout could be either 0% or 50%.  The stretch objectives were not achieved in 2017, and no payout was earned.

The 2017 Software & Cloud Cash Bonus Uplift Program stretch objective metrics and target and actual payouts are shown in this Chart:

Named Executive	Stretch Objective Metric	Target Bonus Payout	Actual Cash Bonus Uplift Payout for 2017(1)
Mark Benjamin	Software-Related Margin Dollars / Cloud Revenue	50% of annual incentive bonus funding	$0
Paul Langenbahn
Michael Bayer

(1) The stretch objectives were not achieved in 2017 and no payment was earned.

2017 Long-Term Incentives

Our Long-Term Incentive Program directly aligns a large portion of the total compensation of our named executives with Company performance and changes in stockholder value.

2017 LTI Equity Award Mix

The use of equity for our LTI Program links our executives and stockholders to a common goal:  sustainable stockholder value creation.  In February 2017, the Committee approved the 2017 annual equity awards under our Stock Plan.  Effective for 2017, 100% of LTI awards for our named executives are subject to performance conditions.  The awards were made in the form of our traditional performance-based restricted stock units (75%), and new for 2017, performance-vesting restricted stock units (25%), in which a performance condition must be achieved for vesting to occur (replacing the time-based restricted stock units granted to our named executives in previous years).

We generally use equity awards in our LTI Program to create commonality of interests with stockholders and help manage our ability to retain our key executives.  These awards also provide a good balance for our executives and protection for our stockholders, because wealth creation can be realized by an executive only when both performance goals and service-based milestones are achieved in addition to the Company’s long-term stock price performance.

Traditional Performance-Based and Performance-Vesting Equity

The 2017 LTI equity award mix for our named executives consisted of 75% performance-based RSUs and 25% performance-vesting RSUs.

•

Performance-Based RSUs awarded in 2017 have a three-year performance period (2017-2019) with secondary performance metrics consisting of Non-GAAP Diluted Earnings Per Share (NGDEPS) with a 60% weighting, and Software-Related Margin Dollars (SRMD) with a 40% weighting as described below.  However, no units are earned unless we also achieve a three-year average ROC (the primary performance metric) performance threshold for the 2017-2019 period as described below.  Further, if the performance goals are not achieved in the first year, then the award is forfeited and there is no opportunity to earn any portion of the award based on future year performance.  Any units earned from achievement of these performance goals vest 42 months after the grant date (i.e., on August 27, 2020), so long as the executive continues Company service through the vesting date. The maximum share payout for these performance-based units is 150% of target.

•

Performance-Vesting RSUs awarded in 2017 vest 1/3 on each anniversary of the grant date, provided that NCR achieves a predetermined level of SRMD for the period of January 1, 2017 through December 31, 2017, and the executive continues Company service through the applicable vesting dates.  The maximum share payout for these performance-vesting units is 100% of target.

•

Special Vesting Rules provide that early vesting can occur only if employment ends because of death, disability or other limited reasons described in the Potential Payments Upon Termination or Change in Control section starting on page 77.

For our 2017 equity awards, the number of shares subject to restricted stock units was determined by converting the dollar value approved by the Committee into a specific number of shares, based on the grant date closing price of our common stock as provided under our Stock Plan.

Performance-Based RSUs – Performance Metrics

Return On Capital (ROC) – Primary Performance Metric

•

ROC Performance Threshold:  No performance-based RSUs are earned unless the Company achieves a three-year average ROC performance threshold of 20% over the 2017-2019 performance period.  At the time the awards were granted, the Committee decided that ROC performance results would be determined on a constant currency basis to eliminate the impact of foreign currency fluctuations during the performance period, based on the same foreign exchange rates used to establish the Company’s 2017 financial plan.

•	ROC Defined: We calculate ROC by dividing NGOI by Controllable Capital, which represents the working capital that our management team has deployed at any given time.

•

Why We Use ROC:  This ROC threshold is a significant hurdle that ensures restricted stock units can be earned only if the Company generates enough ROC during the performance period.  Using this ROC protects the interests of our stockholders.

Non-GAAP Diluted EPS – Secondary Performance Metric (60% Weighting)

•

NGDEPS Performance Threshold – 60% Weighting:  If the ROC performance threshold is met, the number of shares earned for each performance-based unit depends on our NGDEPS results over the three-year performance period.  The Committee established a NGDEPS performance target of $3.35 per share with a 60% weighting for 2017 awards.

•

NGDEPS Defined:  We calculate NGDEPS by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from GAAP diluted earnings per share.

•

Why We Use This Metric:  NGDEPS is a good external measure of the Company’s annual performance that investors can compare against our quarterly/annual guidance.  This is also a common financial metric that investors use to evaluate company performance against peer groups and other performance benchmarks.

Software-Related Margin Dollars – Secondary Performance Metric (40% Weighting)

•

SRMD Performance Threshold – 40% Weighting:  If the ROC performance threshold is met, the number of shares earned for each performance-based unit depends on our SRMD results over the three-year performance period.  The Committee established a SRMD performance target of $1,100.0 million for 2017 awards, with a 40% weighting.

•	SRMD Defined: We determine SRMD by excluding certain infrastructure costs from the gross margin of our Software segment.

•

Why We Use This Metric:  SRMD is a good internal measure of the Company’s annual performance against one of our core strategic financial goals, the growth for which is essential to achieving our Vision 2020 strategy.

2017 LTI Equity Award Performance Metric Results

•	2017 NGDEPS Achieved: $3.20 per share.

•	2017 SRMD Achieved: $1,009 million.

Impact of Performance Metric Results on 2017 Performance-Based LTI Equity Awards

•

Impact on 2017 Performance-Based Equity Awards:  The 2017 NGDEPS of $3.20 per share and the SRMD of $1,009 million resulted in an earned payout of 0% for 2017 with respect to both components of the awards granted on February 27, 2017.  As a result, these awards were forfeited and no payout can be made under these awards.

History of Annual LTI Equity Awards

This Chart shows our three-year payout history for annual performance-based equity awards:

Annual LTI Equity Awards: Historical Goals, Results and Payouts
Award Year	Performance Period	Performance Metric / Weighting	Performance Range ($M)			Return on Capital Results	Performance Metric Results ($M)	Final Calculated Payout
			Threshold	Target	Max
2017	2017 – 2019	NGDEPS – 60%	$3.25	$3.35	$3.55	65.4%(1)	$3.20	0.0%
		SRMD – 40%	$1,080	$1,100	$1,150		$1,009
2016	2016 – 2017	NGDEPS – 60%	$2.72	$2.85	$3.00	66.3%(2)	$3.02	148.2%
		SRMD – 40%	$855	$950	$1,000		$996
2015	2015 – 2016	NPOICC(3) – 100%	$631	$709	$750	70.1%	$721	114.5%

(1) Our ROC for the 2017 performance year was 65.4% (NGOI of $853 million ÷ Controllable Capital of $1,305 million).  However, because we did not meet our 2017 performance conditions, 100% of this award was forfeited.

(2) Our ROC for the 2016 Award Year, which is measured over the two-year performance period of 2016 – 2017, was 66.3% (average of 2016 ROC of 67.1% and 2017 ROC of 65.4%).

(3) In 2015, our discretionary Performance Metric was Non-Pension Operating Income Minus Capital Charge (NPOICC).

Performance-Vesting RSUs – Performance Metric

New for 2017, 25% of our annual LTI equity award to our named executives consisted of performance-vesting RSUs, which replaced our traditional time-based RSUs that were awarded in prior years.  No performance-vesting RSUs are earned unless the 2017 SRMD (as defined above) is achieved.  The 2017 SRMD of $1,009 million exceeded the SRMD performance condition of $800 million established for the 2017 performance-vesting RSUs, and 1/3 of these awards will vest on each anniversary of the February 27, 2017 grant date, subject to the executive’s continued service with the Company through the vesting dates.

2017 Total Annual LTI Equity Award Values

This Chart shows the 2017 total annual LTI equity award values granted to our named executives:(1)

Named Executive	Traditional Performance- Based RSUs	(New for 2017) Performance-Vesting RSUs	Total 2017 LTI Award Value
William Nuti	$7,499,993	$2,499,998	$9,999,991
Robert Fishman	$1,125,011	$374,987	$1,499,998
Mark Benjamin	$2,625,010	$874,987	$3,499,997
Paul Langenbahn	$1,874,986	$625,012	$2,499,998
Robert Ciminera	$1,499,999	$500,000	$1,999,999
Michael Bayer	$899,999	$300,000	$1,199,999

(1) Represents the grant date fair value of RSUs, as shown in the Grants of Plan-Based Awards – 2017 Table on page 72.

The above amounts reflect the 2017 annual LTI equity award values approved by the Committee for each named executive taking into account the partially front-loaded nature of the Vision 2020 LTI Awards granted in February of 2016.  These Vision 2020 LTI Awards are described further in the Update on 2015 and 2016 LTI Equity Awards section below.

Update on 2015 and 2016 LTI Equity Awards

2015 LTI Awards

In 2015, we made an annual grant of performance-based RSUs to our named executives, other than Mr. Benjamin who joined the Company in October of 2016.  These awards had a two-year performance period that began January 1, 2015 and ended December 31, 2016.  The number of shares earned, based on performance achieved, could range from a threshold of 25% to a maximum of 150% of units granted.  In February 2016, the Committee certified that performance for these awards was achieved at 114.5% of target.  These awards vest 100% on October 23, 2018, subject to the executive’s continued service with the Company through the vesting date.  Earlier vesting can occur because of death, disability or for other limited reasons described in the Potential Payments Upon Termination or Change in Control section starting on page 77.

2016 LTI Awards

In a special grant made in February 2016, all named executives, other than Mr. Benjamin who joined the Company in October of 2016, were awarded price-contingent RSUs in the form of Vision 2020 LTI Awards with the following terms:

•	50% would be earned if NCR’s stock price closed at or above $35 per share for any twenty consecutive trading days at any time during the five-year period after the grant date.

•	50% would be earned if NCR’s stock price closed at or above $40 per share for any twenty consecutive trading days at any time during the five-year period after the grant date.

•	Vesting is also conditioned on continued service with the Company, where no more than 50% of the award earned will vest on the three-year anniversary of the grant date, and up to 100% of the award earned could vest on the four-year anniversary of the grant date, and finally, if not previously vested, up to 100% of the award earned can vest on the five-year anniversary of the grant date conditioned entirely on NCR achieving the $35 and $40 stock price hurdles prior to these potential vesting dates.

On December 8, 2016, the Committee certified that the $35 per share price hurdle for our Vision 2020 LTI Awards had been satisfied, based on NCR’s stock price closing above $35 per share for twenty consecutive trading days (November 8, 2016 through December 6, 2016).  On January 24, 2017, the Committee certified that the $40 per share price hurdle for our Vision 2020 LTI Awards had been satisfied, based on NCR’s stock price closing above $40 per share for twenty consecutive trading days (December 7, 2016 through January 5, 2017).  While these awards are earned, they are not currently vested and are subject to continued employment with the Company where 50% of these awards will vest on the three-year anniversary of the grant date and the remaining 50% of the awards will vest on the four-year anniversary of the grant date.

In 2016, the Committee approved an Ad Hoc LTI award for Mr. Benjamin with a grant date value of $8.5 million which was granted at the time of his hire.  Mr. Benjamin’s new hire award was in the form of single-metric performance-based RSUs with Committee-approved SRMD goals, in compliance with our policy that retention awards to executive officers will include performance-based vesting conditions.  The award was to be earned based on the Company’s achievement of such SRMD goals during the performance periods from January 1, 2017 through June 30, 2017, and January 1, 2017 through December 31, 2017.  In 2017 and early

2018, the Committee certified that the performance goals for this award were achieved, and therefore 25% of this award vested on November 1, 2017, with 35% of the award to vest on November 1, 2018, and 40% of the award to vest on November 1, 2019, subject to Mr. Benjamin’s continued service with the Company through the applicable vesting dates.

Economic Profit Plan Awards Before 2017

In 2017, no new awards were made to any participants under the NCR Corporation Economic Profit Plan, which is a long-term incentive plan that allows participants to share in a portion of the “Economic Profit” that they helped to create.  However, previously earned EPP amounts are payable pro rata from participant “Bonus Bank” balances in August of the following two years, so long as the Company passes the EPP cash flow test in the payout year.  Bonus Banks are accounts that hold prior year EPP awards.  As described below, the Committee authorized Bonus Bank payments attributable to pre-2017 EPP awards for all named executives, except for Mr. Benjamin who joined the Company in October 2016, and therefore did not participate in the EPP.

Cash Flow Test.  The EPP cash flow test requires that our “Cash Flow from Operations” equal or exceed 1% of total revenue.  Under the EPP, Cash Flow from Operations means net cash provided by (used in) operating activities, adjusted to exclude any extraordinary cash payments made to or under the Company’s global defined benefit pension and retirement plans in connection with the Company’s strategy to reduce pension liability or increase pension funding.  Cash Flow from Operations, as defined by the EPP, is a non-GAAP measure.  Net cash provided by operating activities is the most directly comparable GAAP measure.

Payout of Amounts Attributable to Prior Year Awards.  In February 2018, the Committee certified that the Company passed the 2017 EPP cash flow test, because in 2017 our total revenues were $6,516 million, and our Cash Flow from Operations of $755 million exceeded 1% of such total revenues (or $65 million).  Accordingly, the Committee authorized pro rata Bonus Bank payments to be made in August 2018 for these named executives, which payments are entirely attributable to EPP awards made and earned before 2017:

EPP – Payout of Amounts Earned in Prior Years
Named Executive	2017 Bonus Credit Award(1)	Bank Balance (Earned Before 2017 under Prior Year Awards)(2)	2017 Cash Payout from Bank Balance(3)	2017 Ending Bank Balance (After 2017 Payout)
William Nuti	$0	$3,518,132	$1,160,984	$2,357,148
Mark Benjamin(4)	$0	$0	$0	$0
Robert Fishman	$0	$975,641	$321,962	$653,679
Paul Langenbahn	$0	$327,087	$107,939	$219,148
Robert Ciminera	$0	$299,829	$98,944	$200,885
Michael Bayer	$0	$885,859	$296,763	$296,763

(1) As noted above, no new EPP Bonus Credit Awards were made to any participants for the 2017 performance year.

(2) 33% of the Bank Balance (before 2017 payout) is the 2017 EPP Cash Payout.

(3) The EPP provides that the 2017 Cash Payout generally will be made in August 2018, subject to the Company’s satisfaction of the EPP Cash Flow test described above.  Special EPP payout terms provide that due to Mr. Bayer’s separation from service on September 29, 2017, he will receive 67% of his total Bank Balance shown above (that is, $593,526) in four equal installments on March 1 and September 1 of 2018 and 2019, subject to the Company’s satisfaction of the EPP Cash Flow test for the applicable year.

(4) Mr. Benjamin joined the Company in October 2016, and therefore did not participate in the EPP.

2018 LTI Program – Traditional Performance-Based RSU Awards, Performance-Vesting RSUs and Stock Options

For 2018, we continue to include traditional performance-based RSUs and performance-vesting RSUs, and new for 2018, we introduced stock options into our annual LTI equity award mix for our executive officers to further ensure alignment with our stockholders’ long-term interests.  This continues our approach requiring all annual LTI equity awards granted to our executive officers to include performance conditions for vesting, or be tied to our stock price performance for stock options to create value.  The 2018 traditional performance-based RSUs continue to have an extended three-year performance period.  In addition, to align more closely with our peer group LTI practices these awards have been granted with a payout threshold of 40% of target and a payout maximum of 200% of target (up from 25% and 150%, respectively, compared to the 2017 performance-based RSU awards).  These 2018 changes to our annual LTI equity award mix reflect the Committee’s new requirements that 100% of the long-term equity award value granted to our named executives be “at risk,” which is significantly more aggressive than our peer group LTI practices, and be linked to achievement of performance goals that reward our named executives for creating sustainable value creation in alignment with our stockholders’ long-term interests.

The 2018 LTI program is described as follows:

•	Traditional Performance-Based RSUs awarded in 2018 have a three-year performance period (2018-2020) with secondary performance metrics consisting of NGDEPS with a 60% weighting, and SRMD with a 40% weighting. However, no units are earned unless we also achieve a three-year average ROC (the primary performance metric) performance threshold for the 2018-2020 period.  Any units earned from achievement of these performance goals will vest 42 months after the grant date (August 20, 2021) if the number of shares earned is less than or equal to 100%;  if the number of shares earned is greater than 100%, then the units earned will vest 50% in 30 months and 50% in 42 months, so long as the named executive continues Company service through the applicable vesting dates.  The maximum share payout for these performance-based units is 200% of target.

•	Performance-Vesting RSUs awarded in 2018 will vest 1/3 on each anniversary of the grant date, provided NCR achieves a predetermined level of SRMD for the performance period of January 1, 2018 through December 31, 2018, and the named executive continues Company service through the applicable vesting dates.

•

Stock Options awarded in 2018 will vest 1/4 on each anniversary of the grant date so long as the named executive continues Company service through the applicable vesting dates.  The options have an exercise price equal to the fair market value of our common stock on the grant date and are exercisable for a period of seven years from the grant date.

•

Special Vesting Rules provide that early vesting can occur only if employment ends because of death, disability or other limited reasons described in the Potential Payments Upon Termination or Change in Control section starting on page 77.

For our 2018 LTI equity awards, the number of shares subject to RSUs and the number of stock options were determined by converting the dollar value approved by the Committee into a specific number of shares and options in accordance with the terms of our Stock Plan.

This Chart shows the 2018 total annual LTI equity award values granted to our named executives other than Mr. Bayer, who separated from service with Company in September of 2017:

2018 Total Annual LTI Equity Award Values
Named Executives	Performance- Vesting RSU Award (1/3 of value)	Performance- Based RSU Award (1/3 of value)	Stock Option Award (1/3 of value)	Total Annual LTI Equity Award Value(1)
William Nuti	$2,500,000	$2,500,000	$2,500,000	$7,500,000
Robert Fishman	$666,667	$666,667	$666,666	$2,000,000
Mark Benjamin	$1,500,000	$1,500,000	$1,500,000	$4,500,000
Paul Langenbahn	$1,000,000	$1,000,000	$1,000,000	$3,000,000
Robert Ciminera	$916,667	$916,667	$916,666	$2,750,000

(1) Represents the 2018 total target long-term incentive program dollar value approved by the Committee for our named executives.

Other Employee Benefits

Like our other full-time salaried U.S. employees, the named executives participate in a variety of 401(k) and health and welfare benefits designed to attract, retain and motivate our workforce and keep us competitive with other employers.  Our 401(k) plan encourages employees to save and prepare financially for retirement.  Health and welfare and paid time-off benefits help our workforce stay healthy, focused and productive.

Of our named executives, only Mr. Fishman had a benefit as of December 31, 2017 under our frozen, broad-based U.S. pension plans (the “U.S. Pension Plan”) that we closed over a decade ago.  Mr. Fishman’s benefit is shown in and described in more detail with our Pension Benefits Table below.

The named executives are eligible for other limited benefits that the Committee considers reasonable and appropriate under our executive compensation philosophy.  These benefits, which do not represent a significant portion of our named executives’ compensation, are intended to attract and retain highly qualified talent, minimize distractions from critical Company business and ensure the safety and security of our key executives.  These benefits are shown in our Perquisites Table and reported as “All Other Compensation” in our Summary Compensation Table.  They include financial counseling, executive medical exam, relocation benefits, and also with respect to our CEO occasional hotel accommodation, limited personal use of corporate aircraft and security expenses.  The Committee prohibits all tax reimbursements (or tax gross-ups) with the exception of those provided in connection with relocations required by the Company, which are generally also provided to non-executive employees, and those that may be provided in the event of a qualifying termination following a change in control of the Company to grandfathered Change in Control Severance Plan participants who entered the plan before January 28, 2010 (as discussed below).

Change in Control and Post-Termination Benefits

Change in Control Severance Benefits

If the Company considers potential change in control transactions, we want to ensure that key executives are incentivized to remain with us during this process and evaluate the transactions in an objective and undistracted way to support stockholder value.  For these reasons, we have the Amended and Restated NCR Change in Control Severance Plan (the “Change in Control Severance Plan”) for our senior executive team.  Under this plan, we pay only “double-trigger” separation benefits, that is, benefits pay out only if both a change in control occurs and employment ends in a qualifying termination.  Our Change in Control Severance Plan has two benefit levels that apply to our named executives.  The CEO’s and the President and COO’s cash severance benefit is 300% of base salary plus target bonus.  For other named executives, the cash severance benefit is 200% of base salary plus target bonus.  There are no tax gross-ups under the plan, except for grandfathered participants who joined the plan before January 28, 2010.  A grandfathered participant gets no gross-up unless the value of all severance and change in control payments exceeds 110% of the maximum amount that could be paid to the participant under Code Section 280G without imposing an excise tax.

If this value does not exceed the 110% threshold, we reduce payments to the extent needed to avoid the excise tax.  For more about double-trigger benefits, see the Potential Payments Upon Termination or Change in Control section starting on page 77.

Severance Benefits

We provide our key executives reasonable severance benefits to ensure that we remain competitive with other employers, and to help us attract and retain top talent.  When our CEO was hired, he was offered particular severance benefits under a negotiated employment agreement.  We also have our Executive Severance Plan for our other named executives, which provides certain severance benefits in the event employment ends in a qualifying termination not connected to a change in control.  For more about these severance benefits, see the Agreements with Our Named Executives section starting on page 71, and the Potential Payments Upon Termination or Change In Control section starting on page 77.

Robust Stock Ownership Requirements

The Committee recognizes that executive stock ownership plays a critical role in aligning the interests of management with those of stockholders.  We also believe that our most senior executives should maintain a significant personal financial stake in NCR to promote a long-term perspective in managing our business.  For these reasons, we revised our formal stock ownership guidelines in 2016 to require significantly increased NCR stock ownership by our key executives.  Under the new guidelines, we require that our named executives own NCR common stock worth a guideline multiple of base salary.  Shares that count toward the guideline include shares owned personally, restricted stock and RSUs, and stock acquired through our Employee Stock Purchase Plan.  Stock options do not count toward the guideline.  Newly hired or promoted executives have five years to reach their guideline.  The table below shows our increased guidelines.

This Table shows that all of our currently employed named executives exceed our increased stock ownership policy requirements:

Stock Ownership as a Multiple of Base Salary as of February 23, 2018
Named Executive	Increased Guideline	Actual
William Nuti	6	46.0 times
Robert Fishman	4	21.7 times
Mark Benjamin	5	14.2 times
Paul Langenbahn	3	15.5 times
Robert Ciminera	3	12.4 times

Compensation Clawback Policy

We have a policy generally providing that short-term and long-term incentive awards to our executive officers are subject to clawback (forfeiture or repayment), as directed by the Committee, if:

•	the payment, grant or vesting of the award was based on achieving financial results that were the subject of a restatement of the Company’s financials within three years; and

•	the Committee determines in its sole discretion that the executive officer’s negligence, fraud or misconduct caused or contributed to the need for the restatement, and that forfeiture or repayment is in the best interests of the Company and our stockholders.

If it is determined that the above conditions are met, then to the full extent permitted by law and as directed by the Committee, the executive officer must also forfeit any outstanding equity awards and repay amounts received from time-based equity award vesting and gains from stock option exercises.

Hedging and Pledging Policy

We have a policy that prohibits our employees from trading in derivative securities related to Company stock or debt, including publicly traded options, short sales, puts, calls, strips or similar derivative securities.  This policy also generally prohibits pledging NCR securities as collateral for a loan.

Tax Considerations in Setting Compensation

Under Federal tax rules as in effect for tax years beginning prior to January 1, 2018, compensation over $1 million annually for certain named executives could not be deducted unless paid under a performance-based plan satisfying applicable Code section 162(m) requirements (or otherwise meeting certain IRS requirements).  While we generally paid compensation intended to be deductible to the extent permitted by applicable tax laws, the Committee has not adopted a policy requiring all pay to be deductible, so as to preserve the ability to award non-deductible compensation if determined to be in the best interests of our stockholders.  Beginning in 2018, this performance-based compensation exception to the $1 million annual limit on deductions for covered employee compensation, including compensation payable to our named executives, has generally been eliminated (except with regard to certain grandfathered arrangements).  The Company expects compensation payable to named executives for 2018 and future years will not be fully deductible.

Board and Compensation and Human Resource Committee Report on Executive Compensation

The Compensation and Human Resource Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion & Analysis with management.  Based on that review and those discussions, the Committee recommended to our Board of Directors that the Compensation Discussion & Analysis be included in these proxy materials.

The Compensation and Human Resource Committee

Linda Fayne Levinson (Chair)

Chinh E. Chu

Gary J. Daichendt

Executive Compensation Tables

Summary Compensation Table

Our Summary Compensation Table below shows the total compensation paid to or earned by each of our named executive officers with respect to the fiscal years ending December 31, 2017, 2016 and 2015.

Summary Compensation Table ($)
Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)	Stock Awards (e)(1)	Non-Equity Incentive Plan Compensation (f)(2)	Change in Pension Value (g)(3)	All Other Compensation (h)(4)	Total (i)
William Nuti Chairman of the Board and Chief Executive Officer	2017	1,000,000	—	9,999,991	1,160,984	—	274,043	12,435,018
	2016	1,000,000	—	14,999,995	2,756,812	—	433,460	19,190,267
	2015	1,000,000	—	8,000,014	2,586,286	—	360,391	11,946,691
Robert Fishman Executive Vice President and Chief Financial Officer	2017	625,000	—	1,499,998	321,962	41,940	26,645	2,515,545
	2016	611,539	—	4,499,995	928,314	21,666	26,645	6,088,159
	2015	575,000	100,000	1,099,991	717,224	(13,008)	23,593	2,502,800
Mark Benjamin President and Chief Operating Officer	2017	750,000	—	3,499,997	—	—	26,774	4,276,771
	2016	129,808	215,625	8,500,010	18,750	—	32,194	8,896,387

Paul Langenbahn Executive Vice President, Global Software	2017	595,193	—	2,499,998	107,939	—	26,490	3,229,620
	2016	460,193	—	3,000,002	466,172	—	26,490	3,952,857

Robert Ciminera Executive Vice President, Global Customer Services
	2017	497,308	—	1,999,999	98,944	—	26,444	2,622,695

Michael Bayer Former Executive Vice President, Global Sales	2017	452,404	—	1,199,999	0	—	1,230,557	2,882,960
	2016	547,308	—	2,399,997	836,124	—	85,453	3,868,882
	2015	497,358	—	1,499,993	651,222	—	140,558	2,789,131

(1) This column shows the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of the stock awards granted to each named executive in the applicable year.  See Note 7 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for an explanation of the assumptions we make in the valuation of our equity awards.  Assuming achievement of the highest level of performance, the aggregate grant date fair values of the performance-based restricted stock units granted in 2017 are as follows:  Nuti:  $13,750,011;  Fishman:  $2,062,504;  Benjamin:  $4,812,526;  Langenbahn:  $3,437,490;   Ciminera:  $2,750,022;  and Bayer:  $1,650,023.  For additional information about awards made in 2017, see the Grants of Plan-Based Awards – 2017 Table on page 72 of this proxy statement.

(2) Given the $0 payouts under our 2017 Annual Incentive Plan for all named executives, the amounts reported for 2017 reflect only amounts for performance under the 2017 EPP to be paid in August 2018:  Nuti:  $1,160,984;  Fishman:  $321,962;  Langenbahn:  $107,939;  Ciminera:   $98,944;  Bayer:  $0.  Special EPP payout terms provide that due to Mr. Bayer’s separation from service on September 29, 2017, he will receive 67% of his total EPP Bank Balance (that is, $593,526) in four equal installments on March 1 and September 1 of 2018 and 2019, subject to the Company’s satisfaction of the EPP Cash Flow test for the applicable year. The amounts reported for 2016 are comprised of amounts earned under our 2016 Annual Incentive Plan:  Nuti:  $1,024,000;  Fishman:  $447,774; Benjamin:  $18,750;  Langenbahn:  $305,070;  and Bayer:  $399,805, plus amounts for performance under the 2016 EPP that were paid in August 2017:  Nuti:  $1,732,812;  Fishman:  $480,540;   Langenbahn:   $161,102;  and Bayer:  $436,319.  The entire amounts reported in 2015 are for EPP.  Mr. Benjamin joined the Company in October 2016, and is not a participant in the EPP.

(3) The aggregate change in actuarial values of the accumulated pension benefit under the Company’s qualified pension benefit plans is applicable only to Mr. Fishman.  For more information regarding pension benefits, see the 2017 Pension Benefits Table on page 75 of this proxy statement.

(4) The amounts in this column consist of the aggregate incremental cost to the Company of the perquisites provided to the named executives, any insurance premiums paid by the Company with respect to life insurance for the benefit of the named executives, and contributions made by the Company to the Savings Plan, our 401(k) plan, on behalf of the named executives.  Additional details regarding these amounts are included in the All Other Compensation Table and Perquisites Table, both of which can be found below.  For Mr. Bayer, this column also includes a separation payment of $1,180,000 which was paid under our Executive Severance Plan in accordance with the terms of his Separation Agreement with the Company.

All Other Compensation Table

This Table shows the value of Company-paid perquisites and life insurance premiums, and Company matching contributions to the NCR Savings Plan, our 401(k) plan, on behalf of our named executives in 2017:

All Other Compensation – 2017 ($)
Named Executive	Perquisites and Other Personal Benefits(1)	Insurance Premiums(2)	Company Contributions to Retirement / 401(k) Plans(3)	Total
William Nuti	264,011	1,032	9,000	274,043
Robert Fishman	17,000	645	9,000	26,645
Mark Benjamin	17,000	774	9,000	26,774
Paul Langenbahn	17,000	490	9,000	26,490
Robert Ciminera	17,000	444	9,000	26,444
Michael Bayer	50,131	426	0	50,557

(1) This column shows the Company’s aggregate incremental cost for the perquisites and other personal benefits described in the Perquisites Table below.

(2) This column shows the value of Company-paid premiums for life insurance for the benefit of our named executives.  For Mr. Bayer, this represents such premiums paid through his separation date of September 29, 2017.

(3) This column shows Company matching contributions to our 401(k) plan, which the Company also makes for our non-executive employee participants in that plan.  Because he separated from Company service before the last pay date of 2017, under the plan terms no such contribution was made for Mr. Bayer.

Perquisites Table

This Table shows the aggregate incremental cost to the Company for perquisites for our named executives in 2017.

Perquisites – 2017 ($)
Named Executive	Corporate Aircraft Usage(1)	Vehicle and Security(2)	Executive Medical Program(3)	Financial Planning Allowance(4)	Relocation(5)	Other(6)	Total
William Nuti	178,892	68,119	5,000	12,000	—	—	264,011
Robert Fishman	—	—	5,000	12,000	—	—	17,000
Mark Benjamin	—	—	5,000	12,000	—	—	17,000
Paul Langenbahn	—	—	5,000	12,000	—	—	17,000
Robert Ciminera	—	—	5,000	12,000	—	—	17,000
Michael Bayer	—	—	5,000	12,000	31,310	1,821	50,131

(1) This column shows the Company’s incremental cost for personal usage of the corporate aircraft.  We calculated this incremental cost by determining the variable operating cost to the Company, including items such as fuel, landing and terminal fees, crew travel expenses and operational maintenance.  Expenses determined to be less variable in nature, such as general administration, depreciation and pilot compensation, were not included in this incremental cost.  On occasion, family members and close associates traveled with or at the authorization of our CEO on corporate aircraft;  the Company incurred de minimis incremental costs as a result of such travel, which costs are included in the Table.

(2) This column shows Company payments for the Company-provided car and driver that the Company requires Mr. Nuti to use for security purposes.

(3) This column shows the Company-paid maximum amount available to named executives for medical diagnostic services under our Executive Medical Exam Program.  Though some executives may not use the maximum, for privacy reasons we choose to disclose the maximum benefit (rather than the amount actually used).

(4) This column shows the Company-paid amounts for financial planning assistance under our Executive Financial Planning Allowance Program.

(5) This column shows expenses paid on Mr. Bayer’s behalf related to his relocation to our U.S. Company (includes a $4,270 tax gross-up).

(6) This column represents expenses paid on Mr. Bayer’s behalf related to COBRA coverage from the date of his separation from service on September 29, 2017 through December 31, 2017 under the terms of his Separation Agreement with the Company.

Agreements with Our Named Executives

Our named executives have agreements with the Company that generally describe, among other things, their initial base salaries, bonus opportunities and equity awards, as well as benefit plan participation and the terms of certain non-competition, non-solicitation, confidentiality and other covenants that apply in the event of employment termination.  The Company’s annual equity award agreements with the named executives also include such covenants.

Changes to named executive compensation may be made from time to time, as noted in the Compensation Discussion & Analysis.  However, the agreements generally are not updated to reflect these changes.

Agreements with Our CEO

We entered into an agreement with Mr. Nuti on July 29, 2005 when he became our President and Chief Executive Officer.  This agreement, which was amended on July 26, 2006 and December 18, 2008, describes (among other things) his initial base salary, bonus opportunity and equity award, as well as benefit plan participation.  The terms of the arrangement, which were determined through negotiation, provide that in the event we terminate his employment (other than for cause) or if he voluntarily terminates employment for good reason, he would receive the severance-related payments and benefits listed below, which are conditioned upon Mr. Nuti signing a release of claims against us and compliance with the restrictive covenants described above:

•	A payment equal to 150 percent of his annual base salary;

•	A payment equal to 150 percent of his target bonus opportunity under our MIP;

•	A payment equal to a pro rata portion of the applicable award payout under our MIP for the year in which the severance occurs; and

•	Medical benefits for him and his dependents, equal to the level he received during his employment, for a period of 18 months.

Mr. Nuti’s agreement defines “cause” and “good reason” by reference to our Change in Control Severance Plan (see page 77), except the following additional reasons qualify as “good reason” for him to terminate employment:  (i) a reduction in his job title, (ii) a material adverse change in his position, office or duties (including removal or non-re-election to the Board), or (iii) a material breach of his agreement by the Company.  In the event Mr. Nuti’s employment terminates in connection with a change in control, he would receive payments and benefits under our Change in Control Severance Plan described on page 77, and not under the agreement.  Further, if the Executive Severance Plan described on pages 79-82 provides greater benefits to Mr. Nuti in the event of his termination without cause not connected to a change of control, he would receive benefits under the Executive Severance Plan, and not under the agreement.

On March 5, 2015, the Committee approved an Agreement for Mr. Nuti providing for continued participation in certain of the Company’s medical benefit plans at such time in the future as he ceases to be employed by the Company.  The Committee made this decision in recognition of his leadership of the Company’s transformation to a software and solutions leader in consumer transaction technologies.  Under this Agreement, Mr. Nuti will be eligible to participate in the Company’s active employee medical plan until age 65 (on the same basis as the Company’s active employees), and thereafter he will be eligible to participate in the Company’s post-65 retiree Medicare supplement plan, which provides a fixed annual subsidy for qualified Medicare supplement or other qualified medical expenses through a retiree reimbursement account.

Agreements With Other Named Executives

We entered into an agreement with Mark D. Benjamin on September 16, 2016, pursuant to which he was offered employment as President and Chief Operating Officer of the Company.  The agreement provided for Mr. Benjamin’s initial base salary, annual bonus plan and long-term incentive plan participation.  For 2017, the Company agreed that Mr. Benjamin’s LTI award would include performance-based and time-based restricted stock units with an aggregate value of no less than $3.5 million.  With respect to severance, the agreement provides that Mr. Benjamin will participate in the NCR Executive Severance Plan with a separation benefit equal to one and one-half times (1.5x) his annual base salary and target bonus (as defined in the plan) in the event of a qualifying termination, with termination for “cause” being defined for Mr. Benjamin thereunder as a termination of employment by the Company in connection with:  (a) conviction (as defined under the plan) for committing a felony under U.S. federal law or the law of the state or country in which such action occurred, (b) dishonesty in the course of fulfilling employment duties, (c) failure to perform substantially employment duties in any material respect, (d) a material violation of the Company’s Code of Conduct, or (e) such other events as shall be determined by the plan administrator and communicated in writing.  The agreement further provides for Mr. Benjamin’s participation in the Amended and Restated NCR Change in Control Severance Plan with a Tier I benefit level equal to three times (3x) his annual base salary and target bonus (as defined in the plan) in the event of a qualifying termination.  He will also be entitled to immediate vesting of his new hire equity award and 2017 annual equity award in the event of a qualifying termination, provided applicable performance goals are met.

We entered into an agreement with Mr. Fishman on March 17, 2010 when we offered him employment as Senior Vice President and Chief Financial Officer.  The agreement describes (among other things) his initial base salary, bonus opportunity and equity award, as well as benefit plan participation.  We have not entered into any separate employment agreement with Mr. Langenbahn or Mr. Ciminera.  However, in connection with their recent promotions, we provided each of these executive with a promotional letter generally describing, among other things, their base salaries, bonus opportunities and equity awards, as well as benefit plan participation.

We entered into agreements with Mr. Bayer in 2014 and 2015, when he was hired as our Senior Vice President, Retail Solutions Division, and when he relocated to the Company’s U.S. offices, respectively.  These agreements describe, among other things, his initial base salary, bonus opportunity, equity award and benefit plan participation, as well as his relocation terms and benefits.  In connection with his separation from service with the Company, we entered into a Separation Agreement and General Release with Mr. Bayer, the terms of which are described under Potential Payments Upon Termination or Change in Control below.

Grants of Plan-Based Awards Table

The Table below shows the Committee’s equity and non-equity incentive plan awards to our named executives in 2017.  Equity awards were made under our Stock Plan.  Non-equity awards were made under our Annual Incentive Plan (MIP and Customer Success Bonus) and EPP.  These plans and related awards are described in the Compensation Discussion & Analysis.

	Grants of Plan-Based Awards – 2017 ($)
			Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Units	Grant Date Fair Value of Stock Awards(3)
Named Executive	Award Type	Grant Date	Threshold	Target	Max	Threshold	Target	Max
William Nuti	Management Incentive Plan		560,000	1,400,000	4,200,000	—	—	—	—	—
	Customer Success		—	100,000	100,000	—	—	—	—	—
	Economic Profit Plan		—	1,160,984	—	—	—	—	—	—
	Performance-Based RSU	02/27/17	—	—	—	38,156	152,625	228,938	—	7,499,993
	Performance-Vesting RSU	02/27/17	—	—	—	0	50,875	50,875	—	2,499,998
Robert Fishman	Management Incentive Plan		250,000	625,000	1,875,000	—	—	—	—	—
	Customer Success		—	62,500	62,500	—	—	—	—	—
	Economic Profit Plan		—	321,962	—	—	—	—	—	—
	Performance-Based RSU	02/27/17	—	—	—	5,724	22,894	34,341	—	1,125,011
	Performance-Vesting RSU	02/27/17	—	—	—	0	7,631	7,631	—	374,987
Mark Benjamin	Management Incentive Plan		345,000	862,500	2,587,500	—	—	—	—	—
	Customer Success		—	75,000	75,000	—	—	—	—	—
	Cash Bonus Uplift Program		—	431,250	431,250	—	—	—	—	—
	Economic Profit Plan		—	—	—	—	—	—	—	—
	Performance-Based RSU	02/27/17	—	—	—	13,355	53,419	80,129	—	2,625,010
	Performance-Vesting RSU	02/27/17	—	—	—	0	17,806	17,806	—	874,987
Paul Langenbahn	Management Incentive Plan		238,077	595,193	1,785,579	—	—	—	—	—
	Customer Success		—	59,519	59,519	—	—	—	—	—
	Cash Bonus Uplift Program		—	297,597	297,597	—	—	—	—	—
	Economic Profit Plan		—	107,939	—	—	—	—	—	—
	Performance-Based RSU	02/27/17	—	—	—	9,539	38,156	57,234	—	1,874,986
	Performance-Vesting RSU	02/27/17	—	—	—	0	12,719	12,719	—	625,012
Robert Ciminera	Management Incentive Plan		198,923	497,308	1,491,924	—	—	—	—	—
	Customer Success		—	49,731	49,731	—	—	—	—	—
	Economic Profit Plan		—	98,944	—	—	—	—	—	—
	Performance-Based RSU	02/27/17	—	—	—	7,631	30,525	45,788	—	1,499,999
	Performance-Vesting RSU	02/27/17	—	—	—	0	10,175	10,175	—	500,000
Michael Bayer	Management Incentive Plan		180,962	452,404	1,357,212	—	—	—	—	—
	Customer Success		—	45,240	45,240	—	—	—	—	—
	Cash Bonus Uplift Program		—	226,202	226,202	—	—	—	—	—
	Economic Profit Plan		—	593,526	—	—	—	—	—	—
	Performance-Based RSU	02/27/17	—	—	—	4,579	18,315	27,473	—	899,999
	Performance-Vesting RSU	02/27/17	—	—	—	0	6,105	6,105	—	300,000

(1) This column shows potential award levels based on performance under our 2017 Annual Incentive Plan (which includes our MIP, our Customer Success bonus, our Cash Bonus Uplift Program) plus our EPP.  The Customer Success metric is “make or miss.” The Cash Bonus Uplift Program, which provides an additional bonus opportunity only when “stretch” goals are achieved, is “make or miss,” and is subject to a cap of the total annual opportunity under the MIP.  Only Mr. Benjamin, Mr. Langenbahn and Mr. Bayer were eligible to participate in the Cash Bonus Uplift Program in 2017.  No new EPP awards were made in 2017, and no additional amounts were credited to participant accounts (Bonus Banks) under the EPP in 2017.  However, a portion of EPP Bonus Banks accumulated in prior years is paid out each year to the extent required by the EPP.  Because awards are determined under a formula and the Committee does not set a target amount under the EPP, in accordance with SEC guidelines the target amounts shown in the Table are the Bonus Bank amounts that are expected to be paid in August 2018 for all named executives except Mr. Bayer.  Under Mr. Bayer’s Separation Agreement, he will receive 67% of his total Bonus Bank (that is, $593,526 of his total Bonus Bank of $885,859) in four equal installments on March 1 and September 1 of 2018 and 2019, subject to the Company’s satisfaction of the EPP Cash Flow test.  Mr. Bayer’s Separation Agreement requires that he repay these amounts to the Company in the event he breaches certain non-competition or other covenants in that Agreement.  For more information about our EPP, see the 2017 Long-Term Incentives section above starting on page 57.

(2) This column shows the threshold, target, and maximum shares that could be received for performance-based RSUs and performance-vesting RSUs awarded in 2017.

(3) This column shows the grant date fair value of equity awards, as determined in accordance with FASB ASC Topic 718.  The grant date fair values of performance-based and performance-vesting RSU awards are based on the probable outcome of applicable performance conditions as of the grant date.  The performance-based awards are subject to a three-year performance period and an additional time-based vesting condition;  however, as described in the 2017 Long-Term Incentives section above, the 2017 fiscal year performance conditions for these performance-based RSUs were not satisfied, and thus 100% of such performance-based RSUs were forfeited.  The performance-vesting awards are earned only upon the achievement of a pre-determined performance condition, and once earned, vest 1/3 on each anniversary of the grant date, generally subject to the executive’s continued service with the Company through the applicable vesting dates.

Outstanding Equity Awards at Fiscal Year-End 2017 Table

Outstanding Equity Awards at Fiscal Year-End – 2017
		Option Awards (1)			Restricted Stock Unit Awards
Named Executive	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Stock Units That Have Not Vested (#)	Market Value of Stock Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Stock Units That Have Not Vested ($)
William Nuti	02/27/2017(3)				50,875	1,729,241
	02/27/2017(4)				0	0
	02/24/2016(5)				35,644	1,211,540
	02/24/2016(6)				237,702	8,079,491
	02/24/2016(7)				334,896	11,383,115
	02/24/2016(7)				334,896	11,383,115
	02/23/2015(5)				22,297	757,875
	02/23/2015(6)				229,766	7,809,746
	02/23/2010	63,552	12.81	02/22/2020

Robert Fishman	02/27/2017(3)				7,631	259,378
	02/27/2017(4)				0	0
	02/24/2016(5)				10,693	363,455
	02/24/2016(6)				71,311	2,423,861
	02/24/2016(7)				100,469	3,414,941
	02/24/2016(7)				100,469	3,414,941
	02/23/2015(5)				3,066	104,213
	02/23/2015(6)				31,593	1,073,846

Mark Benjamin	02/27/2017(3)				17,806	605,226
	02/27/2017(4)				0	0
	11/01/2016(8)				183,137	6,224,827

Paul Langenbahn	02/27/2017(3)				12,719	432,319
	02/27/2017(4)				0	0
	02/24/2016(5)				7,129	242,315
	02/24/2016(6)				47,541	1,615,919
	02/24/2016(7)				66,979	2,276,616
	02/24/2016(7)				66,979	2,276,616
	02/23/2015(5)				1,812	61,590
	02/23/2015(6)				18,668	634,525

Robert Ciminera	02/27/2017(3)				10,175	345,848
	02/27/2017(4)				0	0
	02/24/2016(5)				4,990	169,610
	02/24/2016(6)				33,278	1,131,119
	02/24/2016(7)				46,886	1,593,655
	02/24/2016(7)				46,885	1,593,621
	02/23/2015(5)				1,812	61,590
	02/23/2015(6)				18,668	634,525

Michael Bayer	02/27/2017(4)				0	0
	02/24/2016(6)				17,393	591,188
	02/24/2016(7)				17,146	582,793
	02/24/2016(7)				17,146	582,793
	02/23/2015(6)				30,588	1,039,686

(1) These awards, having vested 25% on each anniversary of the grant date, are all now fully vested.

(2) The market value was calculated by multiplying the number of shares shown in the table by $33.99, which was the closing market price of NCR common stock on December 29, 2017, the last trading day of our fiscal year.

(3) Performance-vesting RSU where the performance condition has been achieved.  Pro rata vesting, one-third on each anniversary of the grant date, generally subject to the named executive’s continued service with the Company through the applicable vesting dates.

(4) Performance-based RSU award where the performance condition for fiscal year 2017 was not achieved, and 100% of the award has been forfeited.

(5) For the 2016 awards, one-half will vest on each of the next two anniversaries of the grant date.  For the 2015 awards, the remaining award amount will vest on the next anniversary of the grant date.

(6) Performance-based RSU awards where the performance period has ended and the performance conditions have been satisfied.  The 2016 awards will vest 100% on August 24, 2019, and the 2015 awards will vest 100% on October 23, 2018, generally subject in each case to the named executive’s continued service with the Company through the applicable vesting dates.  Under his Separation Agreement with the Company, Mr. Bayer’s original awards of 37,625 RSUs for 2015 and 25,663 RSUs for 2016 have been prorated, based on service through his September 29, 2017 separation date.  His remaining award amounts were forfeited.

(7) Price-contingent performance-based Vision 2020 Awards, where the performance period has ended and the performance conditions have been satisfied.  These awards were partially “front-loaded,” with the first portion of the award representing 50% of the 2016 target long-term value, and the remaining portion of the award representing 50% of the expected 2017 target long-term incentive value.  The performance criteria for both portions of the award have been met, and the two portions will vest in full on February 24, 2019, and February 24, 2020, respectively, generally subject to the executive’s continued employment with the Company through the applicable vesting dates.  Under his Separation Agreement with the Company, Mr. Bayer’s original Vision 2020 Awards of 53,584 and 53,583 RSUs, respectively, have been prorated, based on service through his September 29, 2017 separation date.  His remaining amounts were forfeited.

(8) Performance-based RSU award where the performance periods have ended and the performance conditions have been satisfied.  Award vested 25% on the first anniversary of the grant date.  An additional 35% of the award will vest on the second anniversary, and the remaining 40% will vest on the third anniversary of the grant date, generally subject to Mr. Benjamin’s continued service with the Company through the applicable vesting dates.

2017 Option Exercises and Stock Vested Table

This table shows 2017 vesting for performance-based and time-based restricted stock unit awards made to our named executives.  No named executives exercised stock options in 2017.

Option Exercises and Stock Vested – 2017
	Options		RSUs
Named Executive	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
William Nuti	—	—	126,444	$5,394,192
Robert Fishman	—	—	21,361	$927,686
Mark Benjamin	—	—	61,046	$1,932,106
Paul Langenbahn	—	—	19,616	$851,623
Robert Ciminera	—	—	15,268	$659,840
Michael Bayer	—	—	44,713	$1,764,261

(1) Value realized is the fair market value on the vesting date.

2017 Pension Benefits Table

The table below shows the present value of Mr. Fishman’s accrued benefit under the U.S.  Pension Plan, as of December 31, 2017 as described below.  Because Messrs. Nuti, Benjamin,

Langenbahn, Ciminera and Bayer joined the Company after the U.S.  Pension Plan closed to new entrants, they are not eligible for benefits under the U.S.  Pension Plan.

U.S. Pension Plan – Mr. Fishman Only

Our U.S. Pension Plan is a non-contributory, tax-qualified and broad-based pension plan that was frozen effective December 31, 2006.  When this Plan was frozen, participants retained the pension benefits they already had accrued.  However, no additional benefits were earned after the effective date of the freeze.  This plan pays a basic monthly pension benefit and a cash balance benefit.  The basic monthly benefit is a percentage of a participant’s average plan compensation, determined based on years of benefit service through December 31, 2006.  The cash balance benefit is 1.50% of pay per month through December 31, 2006.  The cash balance account is credited with interest until a participant commences payment of pension benefits.  Mr. Fishman is the only named executive who participates in this Plan.

As of December 31, 2017, Mr. Fishman was not eligible for payment of any benefits under this Plan.

Pension Benefits – 2017
Named Executive	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)
Robert Fishman	U.S. Pension Plan	13.6	$312,543

(1) Mr. Fishman’s credited service under the U.S. Pension Plan was frozen as of December 31, 2006.  As a result his service thereunder is less than his 24 years of employment with the Company.

(2) For more on the assumptions used to quantify benefits under our U.S. Pension Plan, see Note 8 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2017.

Potential Payments Upon Termination or Change in Control

The compensation and benefits that would have been provided to our named executives (other than Mr. Bayer), in the event of various types of employment terminations on December 31, 2017, are described below and shown in the tables below.  The amounts payable to Mr. Bayer in connection with his separation from service are also described below.  For more on these items, see the Retirement Benefits, Change in Control Arrangements and Severance Benefits sections in our Compensation Discussion & Analysis.

Termination Connected with Change in Control

Change in Control Severance Plan

Our Amended and Restated NCR Change in Control Severance Plan (the “Change in Control Severance Plan”) provides separation benefits to our named executives only if both a Change in Control occurs and employment ends in a qualifying termination.  Amounts payable are based on executive “Tier” level, and payment is conditioned on the executive signing a restrictive covenant and release agreement with confidentiality and eighteen-month non-competition and non-solicitation provisions.  Under this plan, if the Company terminates the executive’s employment for reasons other than “cause”, death or disability, or if the executive resigns for “good reason” within two years after a Change in Control (or within six months before a Change in Control, if the executive can show that the termination occurred in connection with a Change in Control), then the Company or its successor must provide these benefits:

•

A lump sum equal to 300 percent of annual base salary and target bonus under the Annual Incentive Plan for Tier I (Mr. Nuti and Mr. Benjamin), and 200 percent of annual base salary and target bonus under the Annual Incentive Plan for Tier II (all other named executives, other than Mr. Bayer);

•	A lump sum equal to a pro rata portion of the current year target bonus under the Annual Incentive Plan, based on the number of days in the year prior to the date of termination;

•

Three years of medical, dental and life insurance benefits for the executive and dependents at the level in effect at termination for Tier I (Mr. Nuti and Mr. Benjamin), and two years of these benefits for Tier II (all other named executives, other than Mr. Bayer);

•	One year of outplacement assistance; and

•	An excise tax gross-up, if applicable, only for individuals who were covered by the Change in Control Severance Plan before January 28, 2010.

“Cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures the Company.

“Good reason” generally means:  (i) reduction in duties or reporting requirements;  (ii) reduction in base salary;  (iii) failure to pay incentive compensation when due;  (iv) reduction in target or maximum incentive opportunities;  (v) failure to continue the equity award or other employee benefit programs;  (vi) relocation of an executive’s office over forty miles;  or (vii) successor’s failure to assume the Change in Control Severance Plan.

“Change in Control” generally means any of the following:  (i) third party acquisition of 30% or more of our stock;  (ii) a change in our Board members such that the current incumbents and approved successors no longer make up a majority;  (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any of the following is true – the stockholders of NCR immediately before the change in control do not hold at least 50% of the combined enterprise, there is a 30%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in the Company), or our Board members (immediately before the combination) do not make up a majority of the board of the combined enterprise;  or (iv) stockholder approval of a complete liquidation.

Treatment of Equity

Stock Options and Time-Based RSUs.  Under our Stock Plan and award agreements, the timing of any accelerated vesting for unvested stock options and time-based RSUs awarded to our named executives depends upon whether the acquirer assumes the awards in the change in control.  If the acquirer does not assume the awards, they immediately vest and options become exercisable.  If the acquirer does assume the awards, they vest and become exercisable if the Company terminates the named executive’s employment within 24 months of the transaction for reasons other than cause or disability, or if the named executive is subject to our Change in Control Severance Plan or other applicable severance plan and resigns for good reason within that 24 months.  Such options generally remain exercisable until the earlier of the first anniversary of employment termination or the option expiration date.

Traditional Performance-Based RSUs.  Under our Stock Plan and award agreements, the timing for vesting of unvested traditional performance-based RSUs depends upon whether the acquirer assumes the awards in the change in control.  If the acquirer does not assume the awards, they vest immediately, based on:

•	target performance, if less than one year of the performance period is complete; or

•	actual results, if at least one year of the performance period is complete.

If the acquirer does assume these awards, they vest at the end of the original vesting period based on:

•	target performance, if less than one year of the performance period is complete; and

•	actual results, if at least one year of the performance period is complete.

If the Company terminates the named executive’s employment within 24 months of the transaction for reasons other than cause or disability, or if the named executive is subject to our Change in Control Severance Plan or other applicable severance plan and resigns for good reason within that 24-month period, traditional performance-based RSU awards will vest immediately based on:

•	target performance, if less than one year of the performance period is complete; or

•	actual results, if at least one year of the performance period is complete.

Performance-Vesting RSUs.  Under our Stock Plan and award agreements, the timing for vesting of unvested performance-vesting RSUs depends upon whether the acquirer assumes the awards in the change in control.  If the acquirer does not assume the awards, they vest immediately, based on target performance.  If the acquirer does assume these awards, they vest at the end of the original vesting period based on actual performance.  If the Company terminates the named executive’s employment within 24 months of the transaction for reasons other than cause or disability, or if the named executive is subject to our Change in Control Severance Plan or other applicable severance plan and resigns for good reason within that 24-month period, performance-based RSU awards will vest immediately based on target performance.

Vision 2020 LTI Awards.  Under our Stock Plan and award agreements, the timing for vesting of unvested Vision 2020 LTI Awards depends upon whether the acquirer assumes the awards in the change of control.

If the acquirer does not assume the awards, and the change in control price is less than the stock price target of the Vision 2020 LTI Awards, then the RSUs not previously vested will be forfeited.  If the change in control price is greater than or equal to the stock price target, then the RSUs not previously vested will vest immediately.

If the acquirer does assume the awards in the change in control, and the change in control price is less than the stock price target of the Vision 2020 LTI Awards, then the RSUs not previously vested will be forfeited.  If the change in control price is greater than or equal to the stock price target of the RSUs, then the RSUs not previously vested will remain eligible to continue to vest.

Treatment of Economic Profit Plan Bonus Bank

Upon a change in control, named executives will be credited with a Bonus Credit, if any, for any performance period (or portion thereof) during which they participated in the EPP, but for which a Bonus Credit has not yet been received through the date of the change in control.  Named executives generally will be paid, within 30 days after the change in control, a lump sum cash payment equal to their entire Bonus Banks without regard to the Cash Flow Test limitation described in the Economic Profit Plan Awards Before 2017 section starting on page 62.

Medical Benefits Agreement

An Agreement with Mr. Nuti provides for continued participation in certain of the Company’s medical benefit plans at such time in the future as he ceases to be employed by the Company.  Under this Agreement, Mr. Nuti will be eligible to participate in the Company’s active employee medical plan until age 65 (on the same basis as the Company’s active employees), and thereafter he will be eligible to participate in the Company’s post-65 retiree Medicare supplement plan which provides a fixed annual subsidy for qualified Medicare supplement or other qualified medical expenses through a retiree reimbursement account.  For more details on this Agreement, see the Agreements with Our CEO section starting on page 71.

Termination Not Connected With Change in Control

Severance Agreements and Severance Plan

Each named executive, with the exception of the CEO and our President and COO, who have individual severance agreements with the Company, is eligible for our Executive Severance Plan.  Under this plan, if a named executive’s employment is terminated by the Company without cause (other than death or disability as defined in the plan), we provide the executive a lump sum equal to one times (1x) base salary plus target bonus (as defined in the plan), up to eighteen months of “COBRA” medical, dental and vision coverage, and outplacement services under the Company’s outplacement program in effect on the termination date.

Treatment of Equity

Under our Stock Plan, the treatment of outstanding equity awards when employment ends differs based on the form of equity award, the grant agreement in use at a given time, and the reason for the termination, as summarized below.

•

Traditional Performance-Based RSUs and Performance-Vesting RSUs.  In general, unless deemed by the Committee, unvested traditional performance-based RSUs and, new for 2017, unvested performance-vesting RSUs, held by a named executive will vest pro rata at a specified date (depending upon the year of issuance of the grant) if employment ends because of death, disability, retirement or Company termination without cause.  The pro rata portion is determined based on the length of service during the applicable vesting period and in certain cases on our achievement of performance objectives.  All unvested performance-based RSUs and performance-vesting RSUs are forfeited if a named executive resigns or is terminated for cause.

•

Vision 2020 LTI Awards.  In general, unvested Vision 2020 LTI Awards held by our named executives will vest pro rata if employment ends because of death, disability or company termination without cause, based upon the length of service during the applicable vesting period.  Any portion of the unvested RSUs that does not vest will be forfeited.  All unvested Vision 2020 LTI Awards are forfeited if a named executive resigns or is terminated for cause.  In addition to the provisions listed above, Mr. Nuti’s award agreement provides for pro rata vesting upon death or disability, and upon approved resignation or company termination without cause.

•

Time-Based Restricted Stock Units.  Unvested time-based RSUs held by our named executives generally vest pro rata if employment ends because of death, disability, retirement or Company termination without cause.  The pro rata portions are determined based on the length of service during the applicable vesting period.  All unvested time-based RSUs are immediately forfeited if a named executive resigns or is terminated for cause.

•

Stock Options.  In general, any unvested options held by our named executives vest and become exercisable if employment ends because of death or long-term disability.  These options remain exercisable for specified periods tied to age at termination.  Unvested options are forfeited if employment ends because of executive retirement or resignation, or Company termination without cause.  All unexercised options, whether vested or unvested, are forfeited if employment terminates for cause.

In addition, all unvested equity awards are forfeited and deemed canceled, and the fair market value of previously vested awards is subject to a repayment obligation, if during employment or the twelve months after employment a named executive competes with the Company, induces or attempts to induce any of our employees to resign or solicits business from customers all as set forth more specifically in applicable equity award agreements.  Equity awards are also forfeited if a named executive fails to keep the terms of the award agreement confidential, or engages, as determined by the Committee, in misconduct in connection with employment.

Treatment of Economic Profit Plan Bonus Bank

•	Resignation or Termination for Cause. A named executive’s resignation or termination for cause results in immediate forfeiture of the entire Bonus Bank.

•

Termination Without Cause, Resignation for Good Reason or Retirement.  In the event of a qualifying termination of employment without “cause” or for “good reason” or retirement, the named executive will be paid an amount equal to 67% of his or her grandfathered Bonus Bank balance accrued as of December 31, 2014, in four equal installments on each of the first four six-month anniversaries of employment termination.

However, if the relevant Cash Flow Test is not met for the year immediately preceding the year in which any such termination occurs, the first installment payment will be delayed and will continue to be held in the named executive’s Bonus Bank, without interest, until the second installment payment is due, at which time the first and second installment payments will be paid.  In addition:  (i) if employment termination occurs before August 1 of a particular year, the amount otherwise payable on August 1 of the termination year is payable (but such payment will offset the grandfathered Bonus Bank dollar-for-dollar), and (ii) if it exceeds the amount payable from the grandfathered Bonus Bank (as offset), the executive will receive a prorated payment of the remaining Bonus Bank (based on days employed during the year), multiplied by 33%, payable on August 1 of the year following the termination year (subject to the Cash Flow Test described above).

•	Termination Due to Death or Disability. Upon a termination by reason of death or disability, the named executive will be paid his or her entire Bonus Bank Balance in a lump sum as soon as reasonably practicable following the end of the calendar quarter in which the named executive’s death or disability occurs, without regard to the Cash Flow Test limitation.

Medical Benefits Agreement

An Agreement with Mr. Nuti provides for continued participation in certain of the Company’s medical benefit plans at such time in the future as he ceases to be employed by the Company.  For more details on this Agreement, see the Agreements with Our CEO section starting on page 71.

Mr. Bayer’s Separation Payments

Effective September 29, 2017, we entered into a Separation Agreement and General Release under which Mr. Bayer separated from service with the Company. In exchange for Mr. Bayer’s entry into the agreement, which includes a customary release of claims, the Company provided him with the following separation benefits:  (a) a one-time lump sum cash severance payment of $1.8 million, (b) an Economic Profit Plan (EPP) payment totaling $593,526 and payable in four equal installments on March 1 and September 1 of 2018 and 2019 (subject to satisfaction of the EPP Cash Flow test described in the Economic Profit Plan Awards Before 2017 section above), (c) Company-paid COBRA premiums for up to 18 months of health, dental and vision coverage, and (d) outplacement assistance.

This Separation Agreement also includes non-competition, non-solicitation, non-recruitment and non-disparagement covenants applicable through September 29, 2018. In the event of a covenant violation, Mr. Bayer will be obligated to reimburse the full amount of any such payments and benefits, and any unpaid EPP and other benefit amounts will be forfeited.

In addition, pursuant to the terms of his outstanding equity awards, Mr. Bayer vested in a pro-rata portion of his time-based, performance-based and performance-vesting RSUs (with proration based on Company service through his separation date).  This resulted in vesting of 17,283 RSUs, and forfeiture of 125,871 RSUs, in each case on his separation date.

Mr. Bayer will continue to vest in a pro-rata portion of his performance-based RSUs based on actual performance over the applicable performance periods to the extent provided in his award agreements as described in the footnotes to the Outstanding Equity Awards at Fiscal Year-End 2017 Table and the Summary Compensation Table.

Potential Payments Upon Termination or Change in Control Table

This Table shows the estimated amounts each named executive would have received upon the occurrence of the events listed in the table as of December 31, 2017:

Potential Payments Upon Termination or Change in Control ($)
Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
William Nuti
Cash Severance	7,500,000	3,750,000	—	—	—
Pro rata Bonus(3)	1,500,000	—	—	—	—
Restricted Stock Units(4),(5),(6)	42,354,123	20,467,657	18,303,616	—	—
Welfare Benefits(7)	290,017	253,083	219,246	—	—
Economic Profit Plan(8)	3,518,132	2,357,148	3,518,132	—	—
Excise Tax Gross-Up(9),(10)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	55,172,272	26,837,888	22,040,994

Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Robert Fishman
Cash Severance	2,625,000	1,312,500	—	—	—
Pro rata Bonus(3)	687,500	—	—	—	—
Restricted Stock Units(4),(5),(6)	11,054,636	4,972,737	4,448,849	—	—
Welfare Benefits	47,095	34,354	—	—	—
Economic Profit Plan(8)	975,641	653,679	975,641	—	—
Excise Tax Gross-Up(9)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	15,399,872	6,983,270	5,424,490	—	—

Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Mark Benjamin
Cash Severance	5,062,500	2,531,250	—	—	—
Pro rata Bonus(3)	937,500	—	—	—	—
Restricted Stock Units(4),(5),(6)	6,830,053	6,830,053	1,324,216	—	—
Welfare Benefits	71,029	34,354	—	—	—
Economic Profit Plan(8)	—	—	—	—	—
Excise Tax Gross-Up(9)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	12,911,082	9,405,657	1,324,216	—	—

Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Paul Langenbahn
Cash Severance	2,520,000	1,260,000	—	—	—
Pro rata Bonus(3)	660,000	—	—	—	—
Restricted Stock Units(4), (5), (6)	7,539,900	3,317,969	2,976,710	—	—
Welfare Benefits	41,642	30,496	—	—	—
Economic Profit Plan(8)	327,087	219,148	327,087	—	—
Excise Tax Gross-Up(9)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	11,098,629	4,837,613	3,303,797	—	—

Named Executive	Termination Upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death or Disability	Retirement	Voluntary Resignation or Termination for Cause
Robert Ciminera
Cash Severance	2,100,000	1,050,000	—	—	—
Pro rata Bonus(3)	550,000	—	—	—	—
Restricted Stock Units(4), (5), (6)	5,529,969	2,498,877	2,241,199	—	—
Welfare Benefits	32,633	23,809	—	—	—
Economic Profit Plan(8)	299,829	200,885	299,829	—	—
Excise Tax Gross-Up(9)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Total Benefits Payable upon Termination	8,522,431	3,783,571	2,541,028	—	—

(1) This column shows payments based on occurrence of a “double trigger” event occurring (a qualifying change in control and a qualifying termination), together with assumption of applicable equity awards in the change in control and vesting based on actual performance.  For annual performance-based RSU awards, this column reflects that performance was achieved at 114.5% for the 2015 awards, 148.2% for the 2016 awards, and 0% for the 2017 awards.  For Vision 2020 Awards and 2017 performance-vesting RSU awards, performance is reflected at 100%.

(2) For Mr. Nuti and Mr. Benjamin, the amount in this column equals the amount they would receive upon a termination without cause or for good reason under the terms of their agreements described in the Agreements with our Named Executives section starting on page 71.  For our other named executives, the amount in this column equals the amount they would receive upon an involuntary termination without cause under the terms of our Executive Severance Plan.

(3) This row shows payments based on the MIP 2017 target bonus in the event of a Termination Upon Change in Control and actual 2017 bonus for other termination scenarios.  No actual bonus was earned or paid under the MIP for 2017.

(4) Equity valuations reflect a closing price of NCR common stock on December 29, 2017 of $33.99.

(5) The payments in this row include only unvested awards for which payment would accelerate in connection with the applicable termination scenario.

(6) The payments in this row reflect accelerated vesting of RSU awards based on actual performance in the Termination Upon Change in Control, Involuntary Termination Without Cause, and Death or Disability scenarios;  performance was achieved at 114.5% for 2015 awards, 148.2% for 2016 awards, and 0% for 2017 performance-based RSU awards, and performance was achieved at 100% for Vision 2020 Awards and 2017 performance-vesting RSU awards.

(7) Includes $219,246 representing the estimated present value of the current accrued benefit, as provided under an Agreement with Mr. Nuti, of continued participation in certain of the Company’s medical benefit plans at such time in the future as he ceases to be employed by the Company.  This estimated value is based on Company COBRA rates, assumed premiums and usage, assumed demographic adjustments and/or other relevant factors.  For more details about this benefit, see Exhibit 10.5 to our Quarterly Report on Form 10-Q for the period ended March 31, 2015.

(8) For payout of the Bonus Bank, this row shows a 67% payout upon involuntary termination without cause, and a 100% payout in the event of death or disability and Termination Upon Change in Control.

(9) Under our Change in Control Severance Plan, the excise tax gross-up does not apply to any participant who enters the plan after January 27, 2010.

(10) Discount rates to determine the present values of the accelerated benefit of restricted shares for the parachute calculation were:  (i) Short-Term – 1.81%, (ii) Mid-Term – 2.52%, and (iii) Long-Term – 3.14%.

Equity Compensation Plan Information Table

This Table shows details about awards outstanding and shares available for issuance as of December 31, 2017 under our Management Stock Plan that was in effect through April 25, 2006, our NCR Corporation 2011 Amended and Restated Stock Incentive Plan that was in effect through April 24, 2013 (“2011 Stock Incentive Plan”), our NCR Corporation 2013 Stock Incentive Plan that was in effect through April 30, 2017 (“2013 Stock Plan”), and our NCR Corporation 2017 Stock Incentive Plan which is our most recently adopted equity compensation plan (referred to below as our “2017 Stock Plan”):

Equity Compensation Plan Information – 2017
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities shown in column a)
Equity compensation plans approved by stockholders:	(a)		(b)	(c)
Management Stock Plan(2)	46,061	(3)	—	—
2011 Stock Plan(4)	614,152	(5)	$16.70	—
2013 Stock Plan(6)	8,127,418	(7)	—	—
2017 Stock Plan(8)	169,851	(9)	—	15,692,245
Equity compensation plans not approved by stockholders	—		—	—
Total	8,957,482		$16.70	15,692,245

(1) The weighted average exercise price does not take into account outstanding time-based, performance-based and performance-vesting restricted stock unit awards.

(2) We adopted the NCR Management Stock Plan with stockholder approval effective January 1, 1997.  We terminated the NCR Management Stock Plan as of April 26, 2006, upon stockholder approval of the 2006 Stock Incentive Plan, which we subsequently amended and restated as the 2011 Stock Incentive Plan.  However, termination of the NCR Management Stock Plan did not affect awards previously granted and outstanding under its terms.

(3) Outstanding awards consist of 46,061 restricted stock unit awards.

(4) We adopted the 2006 Stock Incentive Plan with stockholder approval effective April 26, 2006.  On April 27, 2011, we amended and restated the 2006 Stock Plan as the 2011 Stock Plan.  We froze the 2011 Stock Plan effective April 24, 2013, when stockholders approved our 2013 Stock Plan.  Previously granted 2011 Stock Plan Awards remain outstanding under their terms.

(5) Outstanding awards consist of 474,948 stock options and 139,204 restricted stock unit awards.

(6) Stockholders approved our 2013 Stock Plan on April 24, 2013.  We froze the 2013 Stock Plan on May 1, 2017, when our 2017 Stock Plan became effective.  Previously granted 2013 Stock Plan awards remain outstanding under their terms.

(7) Outstanding awards consist of 7,153,508 restricted stock unit awards including performance-vesting restricted stock unit awards payable at 100%, and additional shares that would be issued if outstanding performance-based restricted stock unit awards earned the maximum payout possible under their terms.

(8) Stockholders approved our 2017 Stock Plan on April 26, 2017, and it became effective on May 1, 2017.

(9) Outstanding awards consist of time-based restricted stock unit awards.

CEO Pay Ratio Disclosure

Rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act require us to disclose the ratio of our CEO’s annual total compensation to the annual total compensation of the “median compensated” employee of all our employees (the “Median Compensated Employee”) other than the CEO. The 2017 annual total compensation of the Median Compensated Employee as of October 2, 2017 other than our CEO, Mr. Nuti, was $58,506. Mr. Nuti’s 2017 annual total compensation, as reported in the Summary Compensation Table on page 69, was $12,435,018. The ratio of these amounts was 1:213.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll records and the methodology described below. Because SEC rules for identifying the Median Compensated Employee and calculating the pay ratio based on his or her annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

As permitted under SEC rules, we used Target Total Cash, which includes base salary or base wages, target cash bonus incentives and other cash-based incentive allowances, such as housing, automobile, meal and other types of allowances, as reported in our payroll data, to determine our Median Compensated Employee. For hourly employees, we calculated base wages based on a reasonable estimate of hours worked during 2017 and the relevant employee’s hourly wage rate as in effect on October 2, 2017. For salaried employees, we calculated base salary using the relevant employee’s annual salary level as in effect on October 2, 2017. We annualized Target Total Cash for all permanent employees who did not work for all of 2017.

As of October 2, 2017, NCR employed approximately 9,443 US employees and 20,419 non-US employees. In determining the Median Compensated Employee, we prepared a listing of approximately 9,442 of our US-based employees and approximately 19,011 of our non-US based employees who were employed as of October 2, 2017. This listing excluded our CEO and approximately 34 employees from Bosnia & Herzegovina, 1 employee from Brunei, 13 employees from the Dominican Republic, 140 employees from Egypt, 30 employees from Ghana, 1 employee from Luxembourg, 121 employees from Nigeria, 92 employees from Pakistan, and 976 employees from the Philippines. The excluded non-US employees, in the aggregate, represent less than 5% of our total employee population. We then identified the Median Compensated Employee from that list, who was an employee from Chile. Because the median employee we initially identified had anomalous compensation characteristics, we substituted the identified Median Compensated Employee with a US employee with substantially similar compensation, based on the compensation measure used to select the Median Compensated Employee and determined this individual’s compensation in accordance with the requirements of Regulation S-K, Item 402(c)(2)(x).

Related Person Transactions

Under its charter, the Committee on Directors and Governance (CODG) is responsible for the review of all related person transactions.  In January 2007 the Board formalized in writing a Related Person Transactions Policy that provides that each related person transaction must be considered for approval or ratification (i) by the Company’s CODG, or (ii) by all of the disinterested members of the Board, if the CODG so determines.

The policy requires each director and executive officer of the Company to use reasonable efforts to report to the Company’s General Counsel any transaction that could constitute a related person transaction prior to undertaking the transaction.  The General Counsel must advise the Chairman of the CODG of any related person transaction of which the General Counsel becomes aware, whether as a result of reporting or otherwise.  The CODG then considers each such related person transaction, unless the Committee determines that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board, in which case such disinterested members of the Board will consider the transaction.  Except as set forth below, the Company will not enter into a related person transaction that is not approved in advance unless the effectiveness of the transaction is expressly subject to ratification by the CODG or the disinterested members of the Board, as applicable.

If the Company enters into a transaction that it subsequently determines is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter became a related person transaction, then in either case the related person transaction shall be presented to the CODG or the disinterested members of the Board, as applicable, for ratification.  If such related person transaction is not ratified, then the Company shall take all reasonable actions to attempt to terminate the Company’s participation in that transaction.

Under the policy, a related person transaction generally means any transaction involving or potentially involving an amount in excess of $120,000 in which the Company or any of its subsidiaries is a participant and in which any of its directors or director nominees, executive officers or 5% stockholders, or any immediate family members of any of the foregoing, or any entity controlled by any of the foregoing or in which any of the foregoing has a 10% or greater ownership interest, has or will have a direct or indirect material interest.

In considering whether to approve or ratify a related person transaction or relationship, the CODG or the disinterested members of the Board, as applicable, considers all relevant factors, including:

•	the size of the transaction and the amount payable to a related person or any other benefit received by a related person;

•	the nature of the interest of the related person in the transaction;

•	whether the transaction may involve a conflict of interest; and

•

whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

Transactions and relationships that are required to be disclosed under applicable securities laws and regulations are disclosed in the Company’s proxy statement.  Since the beginning of the Company’s 2017 fiscal year, the CODG has identified the following related person transactions requiring such disclosure:

In December 2015, the Company issued 820,000 shares of Series A Convertible Preferred Stock to entities affiliated with The Blackstone Group L.P. (collectively, “Blackstone”) for an aggregate purchase price of $820 million, or $1,000 per share, pursuant to the Investment Agreement.

Holders of Series A Convertible Preferred Stock are entitled to a cumulative dividend at the rate of 5.5% per annum, payable quarterly in arrears.  If the Company does not declare and pay that dividend, the dividend rate will increase by 2.5% to 8.0% per annum until all accrued but unpaid dividends have been paid in full.  Dividends are paid in-kind, through the issuance of additional shares of Series A Convertible Preferred Stock, for the first sixteen dividend payment dates, after which dividends are payable in cash or in-kind (or a combination of both) at the option of the Company.

Blackstone was granted certain customary registration rights with respect to the Series A Convertible Preferred Stock and the common stock issuable upon conversion thereof under the terms of a registration rights agreement between Blackstone and the Company.  Pursuant to these rights, on March 29, 2016, the Company filed a Registration Statement on Form S-3 with the Securities and Exchange Commission to register for resale an aggregate of (i) 1,021,314 shares of Series A Convertible Preferred Stock, consisting of the 820,000 shares of Series A Convertible Preferred Stock issued to Blackstone in December 2015, and 201,314 shares of Series A Convertible Preferred Stock to be issued as dividends paid in-kind on such shares over a four-year period beginning in December 2015;  and (ii) 34,043,460 shares of the Company’s common stock, which represents the total number of shares of common stock issuable upon conversion of all such shares of Series A Convertible Preferred Stock.  Under the registration statement, Blackstone may offer and sell shares of Series A Convertible Preferred Stock or shares of common stock in public or private transactions, or both.  These sales may occur at fixed prices, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Under the original terms of the Investment Agreement, Blackstone agreed not to sell or otherwise transfer its shares of Series A Convertible Preferred Stock (or any shares of common stock issued upon conversion thereof) without the Company’s consent until June 4, 2017.  In March 2017, the Company agreed to provide Blackstone with an early partial release from this lock-up, allowing Blackstone to sell approximately 49% of its shares of Series A Convertible Preferred Stock, which in the aggregate represented approximately 14,400,000 shares of common stock on an as-converted basis.  In return, Blackstone agreed to amend the Investment Agreement to extend the lock-up on the remaining 51% of its shares of Series A Convertible Preferred Stock for six months until December 1, 2017.

In connection with the early release of the lock-up, Blackstone offered for sale 342,000 shares of Series A Convertible Preferred Stock in an underwritten offering conducted pursuant to the registration rights described above.  In addition, the Company entered into a stock repurchase agreement whereby Blackstone agreed to convert 90,000 shares of Series A Convertible Preferred Stock into approximately 3,000,000 shares of the Company’s common stock and to sell such shares to the Company for $48.47 per share.  The underwritten offering and the stock repurchase were consummated on March 17, 2017.  In accordance with the registration rights agreement, the Company paid certain expenses incurred by Blackstone in connection with the underwritten offering.

Following the sales described above, Blackstone retained its two seats on the Company’s board of directors.

As of the Record Date, taking into account dividends paid in-kind and the transactions described above, Blackstone held 465,537 shares of Series A Preferred Stock, which shares represented approximately 11.57% of the Company’s common stock on an as-converted basis.

Except as set forth above, since the beginning of the Company’s 2017 fiscal year, the CODG has not identified any related person transactions requiring disclosure.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents the approximate fees for professional audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the Company’s financial statements for the fiscal years ended December 31, 2017 and December 31, 2016, as well as the approximate worldwide fees billed for other services rendered by PricewaterhouseCoopers in such years:

Service	2017	2016
Audit Fees(1)	$6,162,400	$6,051,100
Audit-Related Fees(2)	$503,000	$367,000
Subtotal	$6,665,400	$6,418,100
Tax Fees(3)	$233,000	$360,000
All Other Fees(4)	$482,800	$3,068,800
Subtotal	$715,800	$3,428,800
Total Fees	$7,381,200	$9,846,900

(1) Includes fees required for the review and examination of NCR’s consolidated financial statements, the audit of internal controls over financial reporting, quarterly reviews of interim financial statements, statutory audit and consultations by management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard-setting bodies.  Also includes attestation services and review services associated with the Company’s filings with the SEC.

(2) Includes fees related to financial audits of employee benefit plans and services related to due diligence and technical accounting assistance.

(3) Generally includes tax compliance, tax advice, tax planning and expatriate services.  In 2017 and 2016, respectively, fees for tax services include:

(a) $167,000 and $96,000 for tax compliance including the preparation, review and filing of tax returns;  and

(b) $66,000 and $264,000 for tax audit consultation and assistance.

(4) Includes fees for all other work performed by PricewaterhouseCoopers that does not meet the above category descriptions.  In 2017, of these fees, approximately 92% related to advisory services associated with integrated business planning related to assessment of the Company’s supply chain operations, and 8% related to licenses to research and benchmarking applications.  In 2016, of these fees, approximately 67% related to advisory services associated with organizational design related to integrated solutions and product lifecycle management, approximately 31% related to advisory services associated with integrated business planning related to assessment of the Company’s supply chain operations, and approximately 2% related to security advisory services.  These items were evaluated by the Audit Committee to be permissible services and determined not to impact the independence and objectivity of the independent registered public accounting firm.

The charter of the Audit Committee requires that all auditing and non-auditing services to be provided to the Company by its independent accountants be pre-approved by the Audit Committee.  The Audit Committee has adopted policies and procedures regarding its pre-approval of these services (the “Pre-Approval Policy”).  The Pre-Approval Policy is designed to assure that the provision of such services does not impair the independence of the Company’s independent registered public accounting firm and includes the following principles and restrictions, among others:

•

In no case should NCR or its consolidated subsidiaries retain the Company’s independent registered public accounting firm or its affiliates to provide management consulting services or any non-audit services that are not permitted under applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the SEC’s related rules and regulations.

•

Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any other non-audit services and tax consulting services will require specific pre-approval by the Audit Committee and a determination that such services would not impair the independence of the Company’s independent registered public accounting firm.  Specific pre-approval by the Audit Committee will also be required for any material changes or additions to the pre-approved services.

•

The Audit Committee recommends that the ratio of total fees for tax and all other non-audit services to total fees for audit and audit-related services procured by the Company in a fiscal year be less than 1 to 1.

•

The Audit Committee will not permit the exclusive retention of NCR’s independent registered public accounting firm in connection with a transaction initially recommended by the independent auditors if the purpose may be tax avoidance and the proposed tax treatment is not supported in applicable tax law.

•

Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee and updated on a quarterly basis by the Audit Committee at its regularly scheduled meetings.  Any proposed services significantly exceeding these levels will require separate pre-approval by the Audit Committee.

•

The Corporate Controller will report to the Audit Committee on a quarterly basis regarding the status of all pre-approved audit, audit-related, tax and all other non-audit services provided by the Company’s independent registered public accounting firm or its affiliates to NCR or its consolidated subsidiaries.

•

Back-up documentation will be provided to the Audit Committee by management and/or the independent registered public accounting firm when requesting pre-approval of services by the Company’s independent registered public accounting firm.  At the request of the Audit Committee, additional detailed documentation regarding the specific services will be provided.

•

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by the Chief Financial Officer or Corporate Controller, with the support of the independent registered public accounting firm, and must include a joint statement as to whether, in the view of management and the independent registered public accounting firm, the request or application is consistent with the SEC’s rules on auditor independence.

At the beginning of each fiscal year, management and the Company’s independent registered public accounting firm propose to the Audit Committee the audit and non-audit services to be provided by the firm during that year.  The Audit Committee reviews and pre-approves the proposed services taking into account, among other things, the principles and restrictions set forth in the Pre-Approval Policy.  Under the Pre-Approval Policy, the Audit Committee has delegated to its Chair limited authority to grant pre-approvals for audit, audit-related, tax and other non-audit services in the event that immediate approval of a service is needed, and the Chair can further delegate such authority to another Audit Committee member.  The Chair (or his or her delegate) must report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its review and approval.  The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

The audit, non-audit, tax and all other non-audit services provided by PricewaterhouseCoopers to the Company, and the fees charged for such services, are actively monitored by the Audit Committee as set forth in the Pre-Approval Policy on a quarterly basis to maintain the appropriate level of objectivity and independence in the firm’s audit work for NCR.  Part of the Audit Committee’s ongoing monitoring includes a review of any de minimis exceptions as provided in the applicable SEC rules for non-audit services that were not pre-approved by the Audit Committee.  In 2017 and 2016, of those total amounts reported above, all activities were pre-approved by the Audit Committee prior to commencement, and therefore no de minimis activity was reported.

Board Audit Committee Report

The Audit Committee consists of five directors, each of whom is independent as determined by the Board of Directors based on independence standards set forth in the Board’s Corporate Governance Guidelines, which meet, and in some cases exceed, the listing standards of the New York Stock Exchange (“NYSE”) and the applicable rules of the U.S. Securities and Exchange Commission (“SEC”).  In accordance with NYSE rules, all members are “financially literate.”  In addition, four of its members are “audit committee financial experts” as defined under applicable SEC rules.  A brief description of the responsibilities of the Audit Committee is set forth above under the caption Committees of the Board.  The Audit Committee acts under a charter adopted by the Board of Directors, which is periodically reviewed and revised as appropriate.  The Audit Committee charter is available on the Company’s website at https://www.ncr.com/company/corporate-governance/board-of-directors-committee-membership-and-charters.

In general, NCR’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.  PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), NCR’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, as well as an independent audit of the Company’s internal controls over financial reporting.

In the course of fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with NCR management the Company’s audited financial statements for fiscal year 2017, as well as its quarterly public earnings releases and its quarterly reports on Form 10-Q, and, together with the Board, has reviewed and discussed the Company’s Annual Report on Form 10-K and this proxy statement.  In addition, the Audit Committee discussed with PricewaterhouseCoopers, the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board’s (“PCAOB”) Auditing Standard No. 16 (as codified, AS 1301).  The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers required by applicable requirements of the PCAOB’s Rule 3526 and has discussed with PricewaterhouseCoopers its independence, and the Audit Committee concurred, based on those disclosures and discussions as well as its own review and consideration, that PricewaterhouseCoopers is independent.  In connection with its discussions concerning the independence of its independent registered public accounting firm, the Audit Committee adopted its annual policy requiring that the Audit Committee pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm or its affiliates to NCR or its consolidated subsidiaries.   The Audit Committee also reviewed its procedures for processing and addressing complaints regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.  Finally, the Audit Committee has reviewed NCR’s critical accounting policies and alternative policies with management and the Company’s independent registered public accounting firm to determine that both are in agreement that the policies currently being used are appropriate.

The Audit Committee met in executive session at its regular meetings periodically throughout the year with both PricewaterhouseCoopers and the internal auditors.  It also met privately on occasion with the Chief Financial Officer, who has unrestricted access to the Audit Committee.

Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Dated: February 20, 2018	The Audit Committee: Kurt P. Kuehn, Chair Gregory R. Blank Richard L. Clemmer Robert P. DeRodes Deborah A. Farrington

Proposal 3 – Ratify the Appointment of Independent Registered Public Accounting Firm for 2018

FOR	The Board of Directors recommends that you vote FOR the proposal to ratify the appointment of PricewaterhouseCoopers as our Independent Registered Public Accounting Firm for 2018.

Proposal Details

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and the Board has approved this selection.  Although stockholder ratification of the appointment of the Company’s independent registered public accounting firm is not required, the Board is asking that you ratify this appointment as a matter of good corporate governance.

PricewaterhouseCoopers has been the Company’s independent registered public accounting firm since 1993 and is a leader in providing audit services to companies in the high-technology industry.  The Board believes that PricewaterhouseCoopers is well qualified to serve as NCR’s independent registered public accounting firm due to its experience, global presence with offices or affiliates in or near most locations where NCR does business and quality audit work in serving the Company.  PricewaterhouseCoopers rotates its audit partners assigned to audit NCR at least once every five years and the Audit Committee has placed restrictions on the Company’s ability to hire any employees or former employees of PricewaterhouseCoopers or its affiliates.  Based on its “Pre-Approval Policy” as defined on page 90 of this proxy statement and applicable SEC rules and guidance, the Audit Committee considered whether the provision during 2017 of the tax and other non-audit services described above under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining the independence of PricewaterhouseCoopers and concluded that it was.

PricewaterhouseCoopers representatives will be present at the virtual Annual Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

How Does the Board Recommend that I Vote on this Proposal?

Board Recommendation

The Board of Directors and the Audit Committee recommend that you vote FOR this proposal.  Proxies received by the Board will be voted FOR this proposal unless they specify otherwise.  If the stockholders do not ratify the appointment of PricewaterhouseCoopers, the Audit Committee will reconsider the appointment, but may elect to maintain it.

Vote Required for Approval

The resolution will be approved if it receives the affirmative vote of a majority of the votes cast on the proposal.  Abstentions and broker “non-votes”, if any, will not be counted as votes cast and will have no effect on the approval of the resolution.  As brokers generally have discretionary authority to vote on this proposal if they do not receive voting instructions, we do not expect any broker non-votes.  The vote is not binding on the Board and Audit Committee but the Board and Audit Committee will review and consider the voting results when evaluating selection of the Company’s independent registered public accounting firm in the future.

Other Matters

The Board of Directors does not know of any matters that will be brought before the Annual Meeting other than those listed in the notice of meeting.   If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the enclosed form of proxy will have authority to vote on such matters in their discretion.

Additional Information

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies in connection with the Annual Meeting.   Proxies may be solicited on our behalf through the mail, in person or by telephone, electronic or facsimile transmission.   We have hired Innisfree M&A Incorporated to assist in the solicitation of proxies at an estimated cost of $40,000 plus reimbursement of reasonable out-of-pocket expenses.   In accordance with SEC and NYSE rules, NCR also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials to the beneficial owners of NCR common stock and Series A Convertible Preferred Stock.

Procedures for Nominations Using Proxy Access

Stockholders interested in submitting nominations to the Board of Directors to be included in the Company’s 2019 proxy materials pursuant to the proxy access provisions in Article I, Section 9 of the Company’s bylaws must follow the procedures found in the Company’s bylaws.   Nominations (containing the information specified in the bylaws regarding the stockholders and the proposed nominee) must be received by NCR’s Corporate Secretary no earlier than October 15, 2018, nor later than 5:00 p.m. Eastern Time on November 14, 2018.

Procedures for Stockholder Proposals and Nominations for 2019 Annual Meeting Pursuant to SEC Rule 14a-8

Stockholders interested in presenting a proposal pursuant to SEC Rule 14a-8 for possible inclusion in the proxy materials for NCR’s 2019 Annual Meeting of Stockholders must follow the procedures found in SEC Rule 14a-8 and the Company’s bylaws.   To be eligible for possible inclusion in the Company’s 2019 proxy materials, all qualified proposals must be received by NCR’s Corporate Secretary no later than 5:00 p.m. Eastern Time on November 14, 2018.

Procedures for Stockholder Proposals and Nominations for 2019 Annual Meeting Outside of SEC Rule 14a-8

Under the Company’s current bylaws, nominations for election of directors and proposals for other business to be considered by the stockholders at an annual meeting outside of SEC Rule 14a-8 may be made only:  (i) pursuant to the Company’s notice of meeting;  (ii) by or at the direction of the Board;  or (iii) by any stockholder of the Company who was a stockholder of record both at the time of giving of notice as provided for in our bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has provided the information required by our Bylaws and delivered notice to the Company no earlier than 150 days nor later than 5:00 p.m., Eastern Time, 120 days before the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

A copy of the full text of the Company’s bylaws may be obtained upon written request to the Corporate Secretary at the address provided on page 6 of this proxy statement and online at http://www.ncr.com/company/corporate-governance.

Supplementary Non-GAAP Information

While NCR reports its results in accordance with Generally Accepted Accounting Principles in the United States, or GAAP, in this proxy statement NCR also uses certain non-GAAP measures which are described below.

Free Cash Flow.  NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements.  NCR’s management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations.  In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company’s existing businesses, strategic acquisitions, strengthening the Company’s balance sheet, repurchase of Company stock and repayment of the Company’s debt obligations.  Free cash flow does not represent the residual cash flow available for discretionary expenditures as there may be other nondiscretionary expenditures that are not deducted from the measure.  Free cash flow does not have a uniform definition under GAAP and, therefore, NCR’s definitions may differ from other companies’ definitions of these measures.  Free cash flow is reconciled to its most directly comparable GAAP measure in NCR’s Annual Report on Form 10-K on pages 35 and 36.

Non-GAAP Operating Income.  NCR’s Non-GAAP Operating Income is determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition-related intangibles, from NCR’s GAAP income from operations.  Due to the non-operational nature of these pension and other special items, NCR’s management uses Non-GAAP Operating Income to evaluate year-over-year operating performance.  NCR also uses Non-GAAP Operating Income to manage and determine the effectiveness of its business managers and as a basis for incentive compensation.  NCR believes this measure is useful for investors because it provides a more complete understanding of NCR’s underlying operating performance, as well as consistency and comparability with NCR’s past reports of financial results.  Non-GAAP Operating Income is reconciled to its most directly comparable GAAP measure in NCR’s Annual Report on Form 10-K on page 95.

Non-GAAP Diluted Earnings Per Share (EPS).   NCR’s Non-GAAP Diluted EPS is determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR’s GAAP earnings per share.  Due to the non-operational nature of these pension and other special items, NCR’s management uses this non-GAAP measure to evaluate year-over-year operating performance.  NCR also uses Non-GAAP Diluted EPS to manage and determine the effectiveness of its business managers and as a basis for incentive compensation.  NCR believes this measure is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results.  NCR’s Non-GAAP EPS is reconciled to its most directly comparable GAAP measure below.

2017
Diluted Earnings Per Share (GAAP)(1)	$1.01
Transformation/Restructuring Costs	0.13
Acquisition-related amortization of intangibles	0.51
Acquisition-related costs	0.02
Deemed dividends related to Blackstone transaction	0.39
Pension mark-to-market adjustments	0.16
Impact of U.S. tax reform	0.84
Diluted Earnings Per Share (non-GAAP)(1)	$3.20

(1) Non-GAAP diluted EPS is determined using the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of weighted average diluted shares outstanding.  GAAP EPS is determined using the most dilutive measure, either including the impact of dividends or deemed dividends on the Company’s Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of the weighted average diluted shares outstanding.  Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile.

NCR management’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies.  These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP.

The above notice and proxy statement are sent by order of the Board of Directors.

Edward Gallagher

Senior Vice President, General Counsel and Secretary

Dated:  March 14, 2018

Note to Investors This proxy statement and Annual Report contains forward-looking statements.  Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could” and words of similar meaning.  Statements that describe or relate to NCR’s plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements.  The forward-looking statements in this proxy statement and Annual Report include statements regarding NCR’s ability to achieve its medium-term goals and the contributions of those goals to NCR’s long-term growth;  NCR’s SaaS solutions gaining traction;  the progress of NCR’s “Mission One” Services initiative and the expected benefits thereof;  the expected contributions of NCR’s new research and development center in Hyderabad, India;  NCR’s plans and areas of focus for 2018, including its plans to accelerate its transformation into a software-led solutions company, its plans to expand its leadership position in the omni-channel market, and its expected focus on disruptive innovation, solution development and market-leading Services delivery;  NCR’s expectations for continued movement toward cloud-based solutions and the introduction of a portfolio of omni-channel decision support platform-enabled solutions, accessed via Smart Edge devices and supported with automated, predictive managed services;  and NCR’s expectations for launching a suite of industry solutions.  Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control.   Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to:  the strength of demand for ATMs and other financial services hardware and its effect on the results of our businesses and reportable segments;  domestic and global economic and credit conditions including, in particular, those resulting from the imposition or threat of protectionist trade policies or import or export tariffs, global and regional market conditions and spending trends in the financial services and retail industries, new comprehensive U.S. tax legislation, modified or new global or regional trade agreements, the determination by the United Kingdom to exit the European Union, uncertainty over further potential changes in Eurozone participation and fluctuations in oil and commodity prices;  the transformation of our business model and our ability to sell higher-margin software and services;  our ability to improve execution in our sales and services organizations;  our ability to successfully introduce new solutions and compete in the information technology industry;  cybersecurity risks and compliance with data privacy and protection requirements;  the possibility of disruptions in or problems with our data center hosting facilities;  defects or errors in our products;  the impact of our indebtedness and its terms on our financial and operating activities;  the historical seasonality of our sales;  tax rates and new US tax legislation; foreign currency fluctuations; the success of our restructuring plans and cost reduction initiatives;  manufacturing disruptions; the availability and success of acquisitions, divestitures and alliances; our pension strategy and underfunded pension obligation;  reliance on third-party suppliers;  the impact of the terms of our strategic relationship with Blackstone and our Series A Convertible Preferred Stock;  our multinational operations, including in new and emerging markets;  collectability difficulties in subcontracting relationships in certain geographical markets; development and protection of intellectual property;  workforce turnover and the ability to attract and retain skilled employees;  environmental exposures from our historical and ongoing manufacturing and other activities;  and uncertainties with regard to regulations, lawsuits, claims, and other matters across various jurisdictions.  Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K contained in this proxy statement and Annual Report.  Any forward-looking statement speaks only as of the date on which it is made.  NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Detach Here

2018 ANNUAL MEETING OF STOCKHOLDERS

RESERVATION REQUEST FORM

If you wish to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) webcast at the offices of Venable LLP (located at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202) please complete the following information and return to Edward Gallagher, Senior Vice President, General Counsel and Secretary, NCR Corporation, 864 Spring Street NW, Atlanta, GA 30308-1007.  Please note that no members of management or the Board of Directors will be in attendance at Venable LLP’s offices.

Your name and address:

Number of shares of NCR common stock you hold (if applicable):
Number of shares of NCR Series A Convertible Preferred Stock you hold (if applicable):

Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet as well as by mail.  You should follow the instructions you receive from your bank, broker or other nominee to vote these shares.  Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to vote via the Annual Meeting webcast.  If the shares listed above are not registered in your name, identify the name of the registered stockholder below and include evidence that you beneficially own the shares.

Record stockholder:

(name of your bank, broker, or other nominee)

THIS IS NOT A PROXY CARD

864 SPRING STREET NW ATLANTA, GA 30308

Your Internet or telephone authorization authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 24, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 24, 2018. Have your proxy card in hand when you call and follow the instructions.

AUTHORIZE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NCR Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE DURING THE MEETING

During The Meeting - Go to www.virtualshareholdermeeting.com/NCR2018

You may attend the Meeting via webcast and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by NCR in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E37383-P03435-Z71872                                 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NCR CORPORATION (COMMON STOCK)		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
Vote on Directors:		☐	☐	☐
1. Election of Directors
01) Richard L. Clemmer 02) Robert P. DeRodes 03) Deborah A. Farrington 04) Kurt P. Kuehn 05) William R. Nuti 06) Matthew A. Thompson

Vote on Proposals:
The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain

2. To approve, on an advisory basis, executive compensation as more particularly described in the proxy materials.							☐	☐	☐

3. To ratify the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2018 as more particularly described in the proxy materials.							☐	☐	☐

NOTE: This meeting will consider such other business as may properly come before the meeting or any postponement or adjournment thereof, and the proxy authorized herein will vote in his discretion on any such matters, provided the holders of common stock are entitled to vote.

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede this proxy. Please sign exactly as your name appears on the records of the Company and enter the date on which you sign. If the shares are held jointly, each holder should sign. If signing for a corporation or partnership or as an agent, attorney, guardian or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Annual Meeting of Stockholders

NCR’s 2018 Annual Meeting of Stockholders will be held at 9:00 a.m. on April 25, 2018 via a virtual meeting that will be webcast and can be accessed at www.virtualshareholdermeeting.com/NCR2018. Please see your proxy statement for instructions should you wish to attend the virtual meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting:

The Notice of 2018 Annual Meeting of Stockholders and Proxy Statement, and 2017 Annual Report

on Form 10-K, are available at www.proxyvote.com.

E37384-P03435-Z71872

NCR CORPORATION

COMMON STOCK

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NCR

FOR NCR’S 2018 ANNUAL MEETING OF STOCKHOLDERS ON APRIL 25, 2018

The undersigned stockholder of NCR Corporation, a Maryland corporation (“NCR” or the “Company”), hereby appoints William R. Nuti, Edward Gallagher and Robert P. Fishman, and each of them, as proxies, and with full power of substitution, in each of them, with the powers the undersigned would possess if personally present at NCR’s 2018 Annual Meeting of Stockholders to be held via a live webcast on April 25, 2018, and at any postponement or adjournment thereof, to vote all shares of common stock of NCR that the undersigned is entitled to vote upon any matter that may properly come before the meeting that shares of common stock may vote upon, including the matters described in the accompanying Proxy Statement and Notice of the 2018 Annual Meeting of Stockholders. This proxy also provides voting instructions to the trustee of the NCR Savings Plan and to the trustees and administrators of other plans, with regard to shares of NCR common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. The undersigned hereby acknowledges receipt of the Notice of the 2018 Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE PROXIES OR THE TRUSTEES AND ADMINISTRATORS OF THE PLANS, AS THE CASE MAY BE, WILL VOTE THE SHARES IN ACCORDANCE WITH THE DIRECTIONS ON THIS PROXY CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE THE SHARES “FOR” EACH NOMINEE FOR DIRECTOR FOR WHOM HOLDERS OF SHARES OF COMMON STOCK ARE ENTITLED TO VOTE, “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION AS DESCRIBED IN THE PROXY MATERIALS, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF THAT THE HOLDER WOULD BE ENTITLED TO VOTE UPON. IF YOU ARE AN NCR SAVINGS PLAN PARTICIPANT OR OTHER PLAN PARTICIPANT ENTITLED TO VOTE AT THE 2018 ANNUAL MEETING OF STOCKHOLDERS AND DO NOT INDICATE YOUR CHOICES ON THIS CARD, THOSE SHARES WILL BE SO VOTED BY THE TRUSTEES OF SUCH PLANS.

(Continued and to be signed on reverse side.)

864 SPRING STREET NW ATLANTA, GA 30308

Your Internet or telephone authorization authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 24, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 24, 2018. Have your proxy card in hand when you call and follow the instructions.

AUTHORIZE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NCR Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE DURING THE MEETING

During The Meeting - Go to www.virtualshareholdermeeting.com/NCR2018

You may attend the Meeting via webcast and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by NCR in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E37385-P03435-Z71872                                 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NCR CORPORATION (SERIES A CONVERTIBLE PREFERRED STOCK)		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
Vote on Directors:		☐	☐	☐
1. Election of Directors
01) Gregory R. Blank 02) Richard L. Clemmer 03) Robert P. DeRodes 04) Deborah A. Farrington 05) Kurt P. Kuehn 06) William R. Nuti 07) Matthew A. Thompson

Vote on Proposals:
The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain

2. To approve, on an advisory basis, executive compensation as more particularly described in the proxy materials.							☐	☐	☐

3. To ratify the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2018 as more particularly described in the proxy materials.							☐	☐	☐

NOTE: This meeting will consider such other business as may properly come before the meeting or any postponement or adjournment thereof, and the proxy authorized herein will vote in the discretion on any such matters, provided that the holders of Series A Convertible Preferred Stock are entitled to vote.

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede this proxy. Please sign exactly as your name appears on the records of the Company and enter the date on which you sign. If the shares are held jointly, each holder should sign. If signing for a corporation or partnership or as an agent, attorney, guardian or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Annual Meeting of Stockholders

NCR’s 2018 Annual Meeting of Stockholders will be held at 9:00 a.m. on April 25, 2018 via a virtual meeting that will be webcast and can be accessed at www.virtualshareholdermeeting.com/NCR2018. Please see your proxy statement for instructions should you wish to attend the virtual meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting:

The Notice of 2018 Annual Meeting of Stockholders and Proxy Statement, and 2017 Annual Report

on Form 10-K, are available at www.proxyvote.com.

E37386-P03435-Z71872

NCR CORPORATION

SERIES A CONVERTIBLE PREFERRED STOCK

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NCR

FOR NCR’S 2018 ANNUAL MEETING OF STOCKHOLDERS ON APRIL 25, 2018

The undersigned stockholder of NCR Corporation, a Maryland corporation (“NCR” or the “Company”), hereby appoints William R. Nuti, Edward Gallagher and Robert P. Fishman, and each of them, as proxies, and with full power of substitution, in each of them, with the powers the undersigned would possess if personally present at NCR’s 2018 Annual Meeting of Stockholders to be held via a live webcast on April 25, 2018, and at any postponement or adjournment thereof, to vote all shares of Series A Convertible Preferred Stock, that the undersigned is entitled to vote upon any matter that may properly come before the meeting that shares of Series A Convertible Preferred Stock may vote upon, including the matters described in the accompanying Proxy Statement and Notice of the 2018 Annual Meeting of Stockholders. The undersigned hereby acknowledges receipt of the Notice of the 2018 Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE PROXIES WILL VOTE THE SHARES IN ACCORDANCE WITH THE DIRECTIONS ON THIS PROXY CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE THE SHARES “FOR” EACH NOMINEE FOR DIRECTOR, “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION AS DESCRIBED IN THE PROXY MATERIALS, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF THAT THE HOLDER WOULD BE ENTITLED TO VOTE UPON.

(Continued and to be signed on reverse side.)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 25, 2018.

NCR CORPORATION	Meeting Information
	Meeting Type:	Virtual Annual Meeting
	For holders as of:	The close of business on February 26, 2018
	Date: April 25, 2018	Time: 9:00 a.m.
Location: Virtual Meeting by webcast at
www.virtualshareholdermeeting.com/NCR2018.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NCR2018 and be sure to have available the information that is printed in the box marked by the arrow (located on the following page).

864 SPRING STREET NW ATLANTA, GA 30308	You are receiving this communication because you hold shares of common stock in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         2017 ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow    (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2018 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/NCR2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

01)	Richard L. Clemmer
02)	Robert P. DeRodes
03)	Deborah A. Farrington
04)	Kurt P. Kuehn
05)	William R. Nuti
06)	Matthew A. Thompson

The Board of Directors recommends you vote FOR the following proposals:

2.	To approve, on an advisory basis, executive compensation as more particularly described in the proxy materials.

3.	To ratify the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2018 as more particularly described in the proxy materials.

NOTE: This meeting will consider such other business as may properly come before the meeting or any postponement or adjournment thereof, and the proxy authorized by any holder of shares of common stock will vote in his discretion on any such matters, provided that the holders of common stock are entitled to vote.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 25, 2018.

NCR CORPORATION	Meeting Information
	Meeting Type:	Virtual Annual Meeting
	For holders as of:	The close of business on February 26, 2018
	Date: April 25, 2018	Time: 9:00 a.m.
Location: Virtual Meeting by webcast at
www.virtualshareholdermeeting.com/NCR2018.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NCR2018 and be sure to have available the information that is printed in the box marked by the arrow (located on the following page).

864 SPRING STREET NW ATLANTA, GA 30308	You are receiving this communication because you hold shares of Series A Convertible Preferred Stock in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         2017 ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2018 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/NCR2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

01)	Gregory R. Blank
02)	Richard L. Clemmer
03)	Robert P. DeRodes
04)	Deborah A. Farrington
05)	Kurt P. Kuehn
06)	William R. Nuti
07)	Matthew A. Thompson

The Board of Directors recommends you vote FOR the following proposals:

2.	To approve, on an advisory basis, executive compensation as more particularly described in the proxy materials.

3.	To ratify the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2018 as more particularly described in the proxy materials.

NOTE: This meeting will consider such other business as may properly come before the meeting or any postponement or adjournment thereof, and the proxy authorized by any holder of Series A Convertible Preferred Stock will vote in his discretion on any such matters, provided that the holders of Series A Convertible Preferred Stock are entitled to vote.